As filed with the Securities and Exchange Commission on March 29, 2019

Securities Act Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

Registration Statement under the Securities Act of 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

BlackRock Capital Investment Corporation

(Exact name of Registrant as specified in its charter)

40 East 52nd Street

New York, NY 10022

(Address of Principal Executive Offices)

(212) 810-5800

(Registrant’s Telephone Number, Including Area Code)

James E. Keenan

BlackRock Capital Investment Corporation

40 East 52nd Street

New York, NY 10022

(Name and Address of Agent for Service)

Copies to:

Michael K. Hoffman, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Laurence D. Paredes

BlackRock Capital Investment Corporation

40 East 52nd Street

New York, NY 10022

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered		Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)			Amount of Registration Fee(2)
Common Stock, $0.001 par value(3)(4)	$		$	$
Preferred Stock, $0.001 par value(3)
Warrants(5)
Subscription Rights(3)
Debt Securities(6)
Units(7)
Total					$500,000,000	(8)	$57,950	(9)
(1)

Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)

Pursuant to Rule 415(a)(6) under the Securities Act of 1933, this registration statement covers a total of $500,000,000 of unsold securities that had initially been registered under the registrant’s registration statement on Form N-2, filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2015 (No. 333- 203068) and declared effective on May 18, 2015 (the “2015 Registration Statement”) and that have been carried forward to the registrant’s registration statement on Form N-2, filed with the SEC on March 24, 2017 (the “2017 Registration Statement” (No. 333-216928) and together with the 2015 Registration Statement, the “Prior Registration Statements”) . The 2015 Registration Statement registered securities for a maximum aggregate offering price of $1,500,000,000. Of that amount the registrant has previously sold securities for an aggregate offering price of $143,750,000 pursuant to the Prior Registration Statements, leaving a balance of unsold securities with an aggregate offering price of $1,356,250,000 on the Prior Registration Statements. $500,000,000 of such unsold securities and the registration fee paid by the registrant for such unsold securities is being carried forward to this registration statement and will continue to be applied to such unsold securities pursuant to Rule 415(a)(6). The registrant has not paid any additional amounts because it is not registering securities in addition to such unsold securities from the Prior Registration Statements.  Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the Prior Registration Statements will be deemed terminated as of the date of effectiveness of this registration statement. If the registrant sells any of such unsold securities pursuant to the Prior Registration Statements after the date of the initial filing, and prior to the date of effectiveness, of this registration statement, the registrant will file a pre-effective amendment to this registration statement which will reduce the number of such unsold securities included on this registration statement. Accordingly, we may offer, from time to time, in one or more offerings or series, together or separately, under this registration statement up to $500,000,000 of our Securities to provide us with additional capital.

(3)

Subject to Note 8 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock or subscription rights to purchase shares of common stock as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(4)

Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.

(5)

Subject to Note 8 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time separately or as units in combination with other securities registered hereunder, representing rights to purchase common stock, preferred stock or debt securities.

(6)

Subject to Note 8 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time separately or as units in combination with other securities registered hereunder.

(7)	Subject to Note 8 below, there is being registered hereunder an indeterminate number of units. Each unit may consist of a combination of any one or more of the securities being registered hereunder.
(8)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $500,000,000.
(9)	Previously paid.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	March 29, 2019

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

$500,000,000

BLACKROCK CAPITAL INVESTMENT CORPORATION

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured, unsecured and subordinated debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies. We fund a portion of our investments with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

We are managed by BlackRock Capital Investment Advisors, LLC. BlackRock Financial Management, Inc. serves as our administrator.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.”  The preferred stock, warrants, subscription rights and debt securities (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our independent directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. Our stockholders approved at our 2018 Special Meeting of Stockholders a proposal that authorizes us, with approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations. Sales of common stock below net asset value per share dilute the interests of existing stockholders, have the effect of reducing the net asset value per share and may reduce the market price per share of our common stock. We are currently seeking stockholder approval at our 2019 Special Meeting of Stockholders to be held on May 3, 2019, to continue for an additional year our ability to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations. See “Risks” beginning on page 10 and “Sales of Common Stock Below Net Asset Value” beginning on page 58.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “BKCC.” The last reported closing price for our common stock on March 28, 2019 was $6.04 per share. The net asset value per share of our common stock at December 31, 2018 (the last date prior to the date of this prospectus on which we determined net asset value) was $7.07.

This prospectus, and the accompanying prospectus supplement, if any, sets forth the important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at (212) 810-5800 or on our website at www.blackrockbkcc.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before investing in our securities, you should read the discussion of the material risks of investing in the Company in “Risks” beginning on page 10 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated             , 2019

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. In the event of a conflict between this prospectus and the accompanying prospectus supplement, if any, the prospectus supplement shall govern.

We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes as required by law.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, or units comprised of any combination of the foregoing, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Additional Information” and “Risks” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and the accompanying prospectus supplement, if any, carefully, including “Risks.” Throughout this prospectus, we refer to BlackRock Capital Investment Corporation as the “Company,” “we,” “us” or “our.”

The Company

BlackRock Capital Investment Corporation provides middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, (the “Code”). As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment advisor under the Investment Advisers Act of 1940, which we refer to as the “Advisers Act.”

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flow.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time to time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities. In addition, part of our strategy involves a joint venture with Windward Investments LLC (“Windward”) through the BCIC Senior Loan Partners, LLC (“Senior Loan Partners”). Senior Loan Partners’ principal purpose is to make investments primarily in senior secured loans to middle-market companies.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Our Advisor

Our investment activities are carried out by BlackRock Capital Investment Advisors, LLC (the “Advisor”), which is led by James E. Keenan, Interim Chief Executive Officer of the Company, and the BlackRock US Private Capital Group’s Investment Committee (the “Investment Committee”). The voting members of the Investment Committee are currently James E. Keenan, Jason A. Mehring, R. Marshall Merriman Jr., Howard M. Levkowitz, Rajneesh Vig, Nik Singhal and Alex Dashiell. Previously, our investment activities were led by Michael J. Zugay, former Chief Executive Officer and Chairman of the Investment Committee through April 27, 2018.

The investment professionals of BlackRock US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities.

The Advisor is a wholly-owned subsidiary of BlackRock Advisors, LLC (“BlackRock Advisors”), an indirect subsidiary of BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”). BlackRock is the largest asset manager globally with $6.0 trillion under management, as of December 31, 2018.

On January 16, 2018, BlackRock Advisors assigned the investment management agreement between the Company and BlackRock Advisors (the “BlackRock Advisors Management Agreement”), dated March 6, 2015, to the Advisor pursuant to Rule 2a-6 of the 1940 Act and the Company entered into a new investment management agreement with the Advisor (the “Current Management Agreement” or the “Management Agreement”). The Current Management Agreement has the same management and incentive fee terms as compared to the agreement previously entered into with BlackRock Advisors.

Market opportunity

We believe that current market conditions present opportunities for investment in middle-market companies with attractive risk-adjusted returns for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were able to raise funds by raising debt in the capital markets in the past, we believe this approach to financing has become more difficult, as transactions have increased in size to address investors’ demands for greater liquidity in securities such as high yield bonds. In addition, we believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing large, liquid capital markets transactions.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their equity investments with senior secured and junior loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive advantages

We believe we possess the following competitive advantages over other capital providers to middle-market companies:

The BlackRock Platform: Our investment activities are carried out by the Advisor, a wholly owned indirect subsidiary of BlackRock. BlackRock is a leading publicly traded investment management firm with $6.0 trillion of assets under management at December 31, 2018. With employees in more than 30 countries, BlackRock provides a broad range of investment and risk management services to institutional and retail clients worldwide. We believe our affiliation with BlackRock provides us with access to one of the deepest, broadest investment platforms in the financial services industry, with strategies across asset classes and investment styles all backed by our industry leading technology and risk management. BlackRock’s platform provides our investment professionals with market, company and industry insights that enhances our investment and due diligence processes.

Acquisition and Integration of Tennenbaum Capital Partners, LLC (“TCP”): In August 2018, BlackRock completed the acquisition of TCP, a leading investment manager focused on middle market performing credit and special situations credit opportunities. We believe that the acquisition of TCP and integration of its operations will help add value for the Company’s stockholders. The investment teams and investment processes for the Company and TCP have been integrated, which benefits the Company through increased deal flow and added industry-specific expertise. As part of the integration, Howard M. Levkowitz and Rajneesh Vig, two of TCP’s principals, have joined the Investment Committee as voting members who bring vast experience and expertise in direct lending. Subsequent to December 31, 2018, the Company and TCP affiliated funds have begun to co-invest and we expect the frequency of co-investments to increase in the future. Additionally, we believe that the ability to co-invest with TCP affiliated funds helps to mitigate portfolio risk by increasing issuer and sector diversity.

Demonstrated ability to deploy capital consistent with our investment policies. Since our inception, we have invested in excess of $4.7 billion across 190 portfolio companies through December 31, 2018. We have a debt and income producing equity yield at fair value of approximately 11.5% at December 31, 2018 and a portfolio yield at fair value of 10.5%. During 2018, we invested approximately $308.6 million of gross assets. The weighted average portfolio yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from December 31, 2018 of all of our debt investments. The weighted average portfolio yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before payment of all of our fees and expenses, including any sales load paid in connection with an offering of our securities. There can be no assurance that the weighted average yield will remain at its current level. For the year ended December 31, 2018, the total return based on net asset value and total return based on market value was 1.61% and (4.41)%, respectively. Total returns are historical and are calculated by determining the percentage change in the net asset value or market value with all dividends and distributions, if any, reinvested. Total investment returns do not take into account any sales load paid in connection with an offering of our securities. Dividends and distributions are assumed to be reinvested at prices obtained under the company’s dividend reinvestment plan.

Proven transaction sourcing strategy. Since the inception of operations, we have sourced and reviewed more than 4,000 potential investments and have a proven process through which we have invested in excess of $4.7 billion through December 31, 2018. The Advisor identifies potential investments through its dynamic transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom the investment professionals and investment committee members have relationships. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Highly experienced investment team. Since April 2018, our investment activities have been carried out by our investment advisors, which is led by James E. Keenan, Interim Chief Executive Officer of the Company, and the Investment Committee. The voting members of the Investment Committee are currently James E. Keenan, Jason A. Mehring, R. Marshall Merriman Jr., Howard M. Levkowitz, Rajneesh Vig, Nik Singhal and Alex Dashiell. The investment professionals, as well as members of the Investment Committee, have extensive experience in fixed income, public equity and private equity investing, and possess a broad range of transaction, financial, managerial and investment skills.

Our executive officers and directors and the employees of BlackRock and certain of its affiliates, as well as members of the Investment Committee, serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed or to be managed in the future by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by the Advisor or its affiliates. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock Financial Management, Inc. (the “Administrator”). For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement.

Leverage

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date. On June 5, 2017, the Company entered into a Second Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which extended the commitment termination date on the Credit Facility from February 29, 2020 to June 5, 2021 and the maturity date from February 19, 2021 to June 5, 2022, respectively. On March 15, 2018, the Company entered into a Third Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which (i) permanently reduces the aggregate amount of multicurrency commitments under the Credit Facility from $440,000,000 to $400,000,000 and (ii) reduces the amount of shareholders’ equity required under the Credit Facility from $500,000,000 plus 25% of net proceeds from the sale of equity interests to $450,000,000 plus 25% of net proceeds from the sale of equity interests.

On June 13, 2017, the Company issued $143,750,000 in aggregate principal amount ($125,000,000 of the initial offering and $18,750,000 of the underwriters’ exercise of the overallotment option) of 5.00% Convertible Notes due 2022 (the “2022 Convertible Notes”) under an indenture, dated as of June 13, 2017. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $139,800,000. The 2022 Convertible Notes will mature on June 15, 2022, unless previously converted, repurchased or redeemed in accordance with their terms. The interest rate on the notes is 5.00% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2017. Holders may convert their notes at their option prior to the close of business on the business day immediately preceding December 15, 2021, in integral multiples of $1,000 principal amount, only under certain circumstances. Upon conversion of a note, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election at an initial conversion rate of 118.2173 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $8.46 per share of the Company’s common stock. On or after December 23, 2021, the Company may redeem the 2022 Convertible Notes for cash, in whole or from time to time in part, at its option in accordance with their terms.

The 2022 Convertible Notes are accounted for in accordance with ASC 470-20, Debt – Debt with Conversion and Other Options. The Company has determined that the embedded conversion options in the 2022 Convertible Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2022 Convertible Notes, at the time of issuance the Company estimated separate debt and equity components, and an original issue discount equal to the equity component was recorded in additional paid-in-capital in the accompanying Consolidated Statements of Assets and Liabilities.

Risks

Investment in our securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our securities.

A large number of entities and individuals compete for the same kind of investment opportunities as we do.

Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. Under the 1940 Act, we may not borrow money unless we maintain asset coverage for indebtedness and preferred stock of at least 200% (or 150% under certain circumstances), which may affect returns to stockholders.

Our Advisor and its affiliates, officers and employees may have certain conflicts of interest. Officers and employees of the Advisor and affiliates of the Advisor, as well as members of the Investment Committee, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

The potential for the Advisor to earn an incentive fee from time to time under the Management Agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. Substantially all of our portfolio of investments is illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations.

The capital markets may experience periods of disruption and instability. This may affect the ability of a portfolio company to repay its borrowings or to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to loss of investment returns and/or financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

To maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We may not be able to pay dividends and failure to qualify as a RIC for tax purposes could have a material adverse effect on the income available for debt service and distributions to our stockholders, which may have a material adverse effect on our total return to common stockholders, if any.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

The market value of our securities may be volatile due to market factors that may be beyond our control.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Company information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)%		(1)
Offering Expenses (as a percentage of offering price)%		(2)
Total Common Stockholder Expenses (as a percentage of offering price)%		(3)
Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	2.87%	(5)
Incentive Fees Payable Under the Management Agreement	1.94%	(6)
Interest Payments on Borrowed Funds	3.13%	(7)
Other Expenses	1.45%	(8)
Acquired Fund Fees and Expenses	3.29%	(9)
Total Annual Expenses	12.68%	(10)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses of our dividend reinvestment plan are included in “Other Expenses.”
(4)	“Net Assets Attributable to Common Shares” equals our net assets at December 31, 2018.
(5)

Effective March 7, 2017, our management fee is 1.75% of our total assets (excluding cash), payable quarterly in arrears based on our total asset valuation at the end of the prior quarter. See “The Advisor” included elsewhere in this prospectus. Management fees used for the purpose of this table equal the annualized base management fee during the most recent fiscal quarter.

(6)

The Advisor, in consultation with the Company’s Board of Directors, has agreed to waive incentive fees based on income through December 31, 2018, which has subsequently been extended to June 30, 2019. Incentive Fees used for the purpose of this table equal the annualized incentive fee during the most recent fiscal quarter, pre fee waiver. The Incentive Fee, which is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned historically. The terms pursuant to which our investment advisor may earn an Incentive Fee changed as of March 7, 2017. For more detailed information about the Incentive Fee, please see “The Advisor.”

(7)

“Interest Payments on Borrowed Funds” is based upon actual fees incurred for the year ended December 31, 2018 and represents interest and credit facility fees as well as debt issuance costs. Our outstanding debt balance at December 31, 2018 was approximately $193 million. For more detailed information about debt, please see Note 7 to the consolidated financial statements included elsewhere in this prospectus.

(8)

“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the Management Agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on actual amounts incurred for the year ended December 31, 2018, which the Company believes to be a reasonable estimate of the current fiscal year expenses.

(9)

Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). “Acquired Fund Fees and Expenses” includes our share of the estimated annual fees and expenses of BCIC Senior Loan Partners, LLC, First Boston Construction Holdings, LLC, and Marsico Holdings LLC, which are Acquired Funds as of December 31, 2018.

(10)

“Total Annual Expenses” as a percentage of net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total Annual Expenses” percentage were calculated instead as a percentage of total assets, our “Total Annual Expenses” would be 8.90% of total assets.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 4.50% sales load (underwriting discounts and commissions) and offering expenses totaling 0.20%, (2) total net annual expenses of 10.74% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees based on income), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred*	$146	$328	$490	$820
Total Expenses Incurred**	$155	$351	$521	$855

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
**	Assumes no unrealized capital depreciation or realized capital losses and annual returns resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee based on income under the Management Agreement would not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger such an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined in accordance with our dividend reinvestment plan. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The unaudited Consolidated Statement of Operations Data, Consolidated Per Share Data and Consolidated Balance Sheet Data for each of the five years in the period ended December 31, 2018 are derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
	(Dollars in thousands, except per share data)
Consolidated Statement of Operations Data:
Total Investment Income	$83,868	$97,329	$117,411	$129,411	$134,418
Total Expenses	36,436	42,238	63,374	54,220	84,046
Net Investment Income	47,432	55,092	54,037	75,191	50,372
Net Realized and Unrealized Gain (Loss) including Realized Losses on Extinguishment of Debt	(56,594)	(34,190)	(138,329)	(36,566)	86,868
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,162)	20,902	(84,292)	38,625	137,240
Consolidated Per Share Data:
Net Asset Value Per Common Share at Year End	$7.07	$7.83	$8.21	$10.17	$10.49
Market Price at Year End	5.29	6.23	6.96	9.40	8.20
Net Investment Income	0.66	0.75	0.74	1.01	0.68
Net Realized and Unrealized Gain (Loss) including Realized Losses on Extinguishment of Debt	(0.79)	(0.46)	(1.90)	(0.49)	1.16
Net Increase (Decrease) in Net Assets Resulting from Operations	(0.13)	0.29	(1.16)	0.52	1.84
Distributions Declared	0.72	0.72	0.84	0.84	0.89
Consolidated Balance Sheet Data at Year End:
Total Assets	$693,632	$799,880	$957,067	$1,150,315	$1,302,056
Borrowings Outstanding	186,398	206,661	335,668	362,552	441,391
Total Net Assets	487,020	571,100	596,320	753,753	781,959
Other Data:
Total Return(1)	(4.4)%	(0.6)%	(18.1)%	26.5%	(2.2)%
Number of Portfolio Companies at Year End	27	30	38	45	47
Value of Investments at Year End	$671,653	$757,941	$931,123	$1,116,997	$1,257,717
Yield on total investments at Year End(2)	9.7%	8.7%	9.2%	10.5%	10.6%

Figures may not total due to rounding

(1)

Total return is based on the change in market price during the respective years. Total return calculations take into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect sales loads, offering expenses, and brokerage commissions.

(2)

Yield on total investments at year end represent the weighted average yield of the total portfolio at amortized cost. Yields do not reflect the Company’s fees and expenses, including sales loads, offering expenses, and brokerage commissions.

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, if any, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment in us.

Risks Related to Our Business

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial financing companies, insurance companies, high yield investors, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time. We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability, which may be evidenced by a lack of liquidity in debt capital markets, write-offs in the financial services sector, re-pricing of credit risk and failure of certain major financial institutions. An example of such disruption and instability occurred between 2008 and 2009. During that period, despite actions of the U.S. federal government and foreign governments, such disruption and instability contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While capital markets have improved in recent years, these conditions could deteriorate again and global financial markets could experience significant volatility. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints. There can be no assurance that adverse market conditions will not repeat themselves or worsen in the future.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock immediately prior to any such sale at a price below net asset value. Pursuant to approval granted at an adjourned special meeting of stockholders held on May 4, 2018, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on May 3, 2019.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Further, if we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation, which reduces our net asset value. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of Incentive Fees payable to our Advisor with respect to the portion of the Incentive Fee based on income.

Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined.

Actions by the British Bankers’ Association (“BBA”), regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends on our ability to manage our business, which depends, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result is largely a function of the Advisor’s investment process and, in conjunction with the Administrator, its ability to provide competent, attentive and efficient services to us. Some of our executive officers and members of the Investment Committee have substantial responsibilities to other clients in addition to their activities and responsibilities on our behalf. The investment professionals dedicated to us may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon senior management personnel of our Advisor for our future success, and if our Advisor is unable to hire and retain qualified personnel or if our Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of the Advisor, particularly James E. Keenan, Jason A. Mehring, R. Marshall Merriman Jr., Howard M. Levkowitz, Rajneesh Vig, Nik Singhal and Alex Dashiell, Managing Directors of the Advisor, and other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees of the Advisor have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Advisor’s senior management team. The departure of any of the members of our Advisor’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective as well as our business, financial condition or results of operation. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. There also could be no assurance the Advisor would replicate its historical success.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effect of which may be adverse.

Our Board of Directors has the authority to modify or waive certain of our investment objective, operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our common stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions to our stockholders.

Our Advisor has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

Our Advisor has the right, under our Current Management Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

In addition to regulatory restrictions that restrict our ability to raise capital, our debt arrangements contain various covenants which, if not complied with, could accelerate repayment of our debt, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The agreement governing our Credit Facility requires us to comply with certain financial and operational covenants. These covenants include:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;
•	restrictions on our ability to incur liens; and
•	maintenance of a minimum level of stockholders’ equity.

As of December 31, 2018, we were in compliance with all applicable covenants for our outstanding borrowings. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our debt arrangements. Failure to comply with these covenants would result in a default under these arrangements which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments on our debt and thereby have a material adverse impact on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us. We do not believe contingent liabilities were material at December 31, 2018.

Substantially all of our assets are subject to security interests under our borrowings and if we default on our obligations, we may suffer adverse consequences, including the lenders foreclosing on our assets.

As of December 31, 2018, substantially all of our assets were pledged as collateral under our Credit Facility. If we default on our obligations under these debt facilities, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the distributions that we pay to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our borrowings, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding.

Our Credit Facility matures on June 5, 2022, and any inability to renew, extend or replace our Credit Facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

We maintain a multi-currency $400.0 million senior secured credit facility with a group of lenders, under which we had $49.0 million of indebtedness outstanding at December 31, 2018. Undrawn amount under our Credit Facility was $351.0 million at December 31, 2018. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750.0 million. The Credit Facility has a stated maturity date of June 5, 2022. There can be no assurance that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Credit Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

Our outstanding convertible notes present other risks to holders of our common stock, including the possibility that such notes could discourage an acquisition of us by a third party and accounting uncertainty.

Certain provisions of our outstanding convertible notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of our convertible notes will have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such notes. We may also be required to increase the conversion rate or provide for conversion into the acquirer’s capital stock in the event of certain fundamental changes with respect to our convertible notes. These provisions could discourage an acquisition of us by a third party.

The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

If we incur additional debt, it could increase the risk of investing in our common stock.

We have indebtedness outstanding pursuant to our Credit Facility and may enter into new facilities and/or may increase the size of our existing credit facilities. As of December 31, 2018, we had outstanding approximately $143.8 million of 2022 Convertible Notes, and $49.0 million outstanding on our Credit Facility. Lenders under our Credit Facility and 2022 Convertible Notes have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. We have granted a security interest in our assets in connection with our Credit Facility.

In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our common stock. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet an asset coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This means that for every $100 of net assets, we may raise $100 from senior securities, such as borrowings or issuing secured stock. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. On March 23, 2018, the President signed into law the Small Business Credit Availability Act (the “SBCAA”), which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. The Company currently has not determined whether to take advantage of the additional leverage. If the Company chooses to take advantage of such additional leverage, it will mean that for every $100 of net assets, we may raise $200 from senior securities, such as borrowings or issuing secured stock. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of borrowing at par at December 31, 2018, which represented borrowings equal to 27.8% of our total assets. On such date, we also had $693.6 million in total assets; an average cost of funds of 4.9%; $192.8 million in principal amount of debt outstanding; and $487.0 million of total net assets. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by the total value of our assets at December 31, 2018 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 4.9% by the $192.8 million in principal amount of debt outstanding is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at December 31, 2018 to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest)(1)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-16.2%	-9.1%	-1.9%	5.2%	12.3%

(1)

The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•

shares of our common stock are exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;
•

our ability to make distributions on our common stock will be restricted if our asset coverage ratio is not at least 200% (or 150% under certain circumstances) and any amounts used to service indebtedness or preferred stock may not be available for such distributions;

•	such securities are governed by an indenture or other instrument containing covenants restricting our operating flexibility;
•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or making distributions on such securities; and
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

Uncertainty regarding the impact of United Kingdom’s Departure from the European Union could negatively impact our business, financial condition and earnings.

As a consequence of the United Kingdom’s vote to withdraw from the European Union (the “EU”), the government of the United Kingdom gave notice of its withdrawal from the EU (“Brexit”). As a result of this decision, the financial markets experienced high levels of volatility and it is likely that, in the near term, Brexit will continue to bring about higher levels of uncertainty and volatility. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased market and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is possible that certain economic activity will be curtailed until some signs of clarity begin to emerge, including negotiations around the terms for United Kingdom’s exit out of the EU. Additional risks associated with the outcome of Brexit include macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the European Union and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like us), prejudice to financial services business that are conducting business in the European Union and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

We may not make distributions and consequently could be subject to corporate-level income tax.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Also, restrictions and provisions in our existing and any future debt arrangements may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC, and we would be subject to corporate-level federal income tax. We cannot assure you that you will receive distributions at a particular level or at all.

A portion of our distributions to stockholders may include a return of stockholder capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. A portion of such distributions may include a return of stockholder capital. Distributions in excess of our current and accumulated earnings and profits are considered non-taxable distributions and serve to reduce the basis of our shares in the hands of the common stockholders rather than being currently taxable, and as a result of the reduction of the basis of our shares, common shareholders may incur additional capital gains taxes or may have lower capital losses.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with U.S. generally accepted accounting principles, or GAAP, and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted PIK arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments are generally valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants are allocated to the warrants that we receive. This will generally result in “original issue discount,” or OID, for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for favorable tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a distribution requirement in excess of current cash received. Similarly, newly enacted tax legislation contains rules that may in certain other circumstances require the recognition of non-cash taxable income or may limit the deductibility of certain of our cash expenses. Since in certain cases we may recognize income before or without receiving cash representing such income or may be subject to limitations on the deductibility of cash expenses, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for favorable tax treatment as a RIC or, even if such distribution requirements are satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.
•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the Incentive Fees payable to the Advisor. Similarly, all things being equal, the deferral associated with PIK interest also decreases the loan-to-value ratio at a compounding rate.

Because we are required to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will continue to need additional capital to finance our growth.

We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% (or 150% under certain circumstances). This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, if at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value and profitability could decline.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation.

Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Our Advisor and its affiliates and employees may have certain conflicts of interest.

The Advisor, its employees and members of the Investment Committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. In certain cases, investment opportunities may be made other than on a pro rata basis. The Advisor and its affiliates intend to allocate investment opportunities in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. To the extent that investment opportunities are suitable for the Company and one or more co-investment vehicle, the Advisor will allocate investment opportunities pro rata among the Company and such co-investment vehicle based on the amount of funds each then has available for such investment taking into account these factors.

BlackRock, the ultimate parent company of the Advisor, and its affiliates, which include the Advisor and PNC Financial Services Group, Inc. (“PNC”), are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with our interests. BlackRock and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to ours. BlackRock and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with us. As a result, BlackRock and its affiliates may compete with us for appropriate investment opportunities. The results of our investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate of BlackRock and it is possible that we could sustain losses during periods in which one or more affiliates of BlackRock and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a business development company, a registered investment company and affiliated persons of the business development company or registered investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of a business development company or registered investment company include its investment adviser; officers; directors/trustees; any person who directly or indirectly controls, is controlled by or is under common control with such business development company or registered investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such business development or registered investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such business development company or registered investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interest.

Our base management fee may induce our Advisor to cause us to incur additional leverage.

Our base management fee is calculated on the basis of total assets (excluding cash) including assets acquired with the proceeds of leverage. This may encourage the Advisor to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our Adviser on our behalf, we will not be able to monitor this conflict of interest.

Our Incentive Fee structure and the formula for calculating the Incentive Fee may incentivize our Advisor to pursue speculative investments.

The Incentive Fee payable by us to the Advisor may create an incentive for the Advisor to pursue investments on our behalf that are riskier or more speculative than would otherwise be the case in the absence of such compensation arrangement. The Incentive Fee payable to the Advisor is based on two calculations (i) quarterly on income other than capital gains, if quarterly net investment income is above the specified hurdle rate and (ii) annually on capital gains, if net realized capital gains exceeds gross unrealized capital depreciation during the annual period defined in the Current Management Agreement (see Note 3 to the consolidated financial statements). The Incentive Fee payable by us to the Advisor also may induce the Advisor to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term, if at all. Our net investment income used to calculate the income portion of our Incentive Fee, however, will include accrued interest. Thus, a portion of this Incentive Fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. The foregoing risks could be increased because the Advisor is not obligated to reimburse us for any Incentive Fee received even if we subsequently incur losses or never receive in cash income that was previously accrued.

We are not managed by BlackRock, but rather one of its subsidiaries and may not replicate the success of that entity.

Our performance may be lower or higher than the performance of other entities managed by BlackRock or its affiliates and their past performance is no guarantee of our future results.

We may not replicate the success of BlackRock.

Our investment strategies differ from those of BlackRock or its affiliates. As a BDC, we are subject to certain investment restrictions that do not apply to BlackRock. Our performance may be lower or higher than the performance of other entities managed by BlackRock or its affiliates and their past performance is no guarantee of our future results.

Our business model depends upon the development and maintenance of strong referral relationships with other asset managers and investment banking firms.

We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct investments or for investments through private secondary market transactions or other secondary transactions.

Our Advisor’s liability is limited under the investment management agreement, and we are required to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Our Advisor has not assumed any responsibility to us other than to render the services described in the investment management agreement, and it will not be responsible for any action of our Board of Directors in declining to follow our Advisor’s advice or recommendations. Pursuant to the investment management agreement, our Advisor and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our Advisor and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our Advisor not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment and management agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may not replicate the historical performance of other investment companies and funds with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder our Advisor’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by our Advisor may differ from those used by other investment companies and funds advised by our Advisor. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies and funds with which our investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Substantially all of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments.

There is not a readily available market value for substantially all of the investments in our portfolio. We value these investments quarterly at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Our Board of Directors utilizes the services of one or more independent valuation firms to aid in determining the fair value of these investments. With respect to our Level 3 assets, such review by one or more independent valuation firms occurs on a quarterly basis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts we realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of our investments that have no readily available market values may differ from the impact of such changes on the readily available market values for our other investments. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We may in the future determine to fund a portion of our investments by issuing preferred stock, which would magnify the potential gains or losses and the risks of investing in us in the same manner as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders and preferred stockholders are not subject to any of our expenses or losses, and are not entitled to participate in any income or appreciation in excess of their stated preference. On March 23, 2018, the President signed into law the SBCAA, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. The Company currently has not determined whether to take advantage of the additional leverage. Further, other BDCs may be better positioned to take advantage of such changes, potentially leaving the Company at a competitive disadvantage.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, preferred stock constitutes a “senior security” for purposes of the asset coverage test.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rates payable on the debt investments we make, the default rate on such investments, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree  to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in interest rates may affect our cost of capital and net investment income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distributions rate, which could reduce the value of our common stock.

Increased geopolitical unrest, terrorist attacks, or acts of war may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist activity and the continued threat of terrorism and acts of civil or international hostility, both within the United States and abroad, as well as ongoing military and other actions and heightened security measures in response to these types of threats, may cause significant volatility and declines in the global markets, loss of life, property damage, disruptions to commerce and reduced economic activity, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks are generally uninsurable.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been ongoing discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

The downgrade of the U.S. credit rating, economic crisis in Europe, turbulence in the Chinese stock market and global commodity markets or otherwise could negatively impact our business, financial condition and earnings.

Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor’s Ratings Services affirmed its ‘AA+’ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In addition, stock prices in China have experienced a significant drop in the second quarter of 2015, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. Since then, the Chinese capital markets have continued to experience periods of instability. The volatility has been followed by volatility in stock markets around the world, including in the United States, as well as increased turbulence in commodity markets, such as reductions in prices of crude oil. Continued sell-off and price drops in the Chinese stock markets may have a contagion effect across the financial markets. These market and economic disruptions affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business.

Additionally, Russian intervention in Ukraine during 2014 significantly increased regional geopolitical tensions. The situation remains fluid with potential for further escalation of geopolitical tensions, increased severity of sanctions against Russian interests, and possible Russian counter-measures. Further economic sanctions could destabilize the economic environment and result in increased volatility. Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by developments in respect of the Russian sanctions, further turbulence in Chinese stock markets and global commodity markets or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on credit markets and the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. The Federal Reserve raised the Federal Funds Rate four times in 2018, and it may continue to raise the Federal Funds Rate over time. These developments, along with the United States government’s credit and deficit concerns, the European sovereign debt crisis and the economic slowdown in China, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.

On February 3, 2017, President Trump signed Executive Order 13772 announcing the new Administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify government policies that inhibit financial regulation consistent with them. On June 12, 2017, the U.S. Department of the Treasury published the first of four reports in response to the Executive Order on the depository system covering banks and other savings institutions. Subsequent reports are expected to address: capital markets; the asset management and insurance industries, and retail and institutional investment products and vehicles; and non-bank financial institutions, financial technology, and financial innovation. The report included recommendations to reduce fragmentation, overlap, and duplication in the U.S. regulatory structure; to decrease the burden of statutory stress testing and ease liquidity and leverage standards for domestic banks; to restructure the Consumer Financial Protection Bureau; to reduce compliance burdens under the Volcker Rule; to reconsider the implications of implementing the revised standards for credit risk under Basel III; and to require uniform, consistent and rigorous methods to analyze costs and benefits, increase transparency and make available for public comment cost-benefit analyses for all “economically significant” proposed regulations. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. Subsequent reports are expected to address: retail and institutional investment products and vehicles; non-bank financial institutions; financial technology; and financial innovation.

On June 8, 2017, the U.S. House of Representatives passed the Financial Choice Act, which includes legislation intended to repeal or replace substantial portions of the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Among other things, the proposed law would repeal the Volcker Rule limiting certain proprietary investment and trading activities by banks, eliminate the authority of regulators to designate asset managers and other large non-bank institutions as "systemically important financial institutions," and repeal the Department of Labor (DOL) "fiduciary rule" governing standards for dealing with retirement plans until the SEC issues standards for similar dealings by broker-dealers and limiting the substance of any subsequent DOL rule to the SEC standards. The bill must be approved by the Senate, where we believe it is unlikely to pass in its current form. At this time it is unclear what impact the Administration's policies in response to the Executive Order, the Financial Choice Act or other pending legislation and developments will have on regulations that affect our and our competitors' and our portfolio companies' businesses.

On December 22, 2017, The Tax Cuts and Jobs Act (the “2017 Tax Act”) was enacted, which, among other things, significantly changes the taxation of business entities and their owners, the deductibility of certain items of loss and expense, and the timing in which certain income items are recognized. We cannot predict the impact, if any, of these changes to our business or the business of the portfolio companies in which we invest. Until we can evaluate how these changes impact our business and the business of our portfolio companies over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of "systemically important financial institutions" or "SIFIs" subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. The effect of this change and any further rules or regulations are and could be complex and far-reaching, and the change and any future laws or regulations or changes thereto could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. As of January 2019, Democratic control of the House of Representatives may reduce the likelihood that certain changes called for by the Trump administration will be implemented. Regardless, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

A cyber-attack or a failure to implement effective information and cybersecurity policies, procedures and capabilities could disrupt operations and cause financial losses that may have a material adverse effect on our business, results of operations and financial condition.

We are dependent on the effectiveness of the information and cybersecurity policies, procedures and capabilities maintained by our Advisor and other service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them. An externally caused information security incident, such as a hacker attack, virus, phishing scam or worm, or an internally caused issue, such as failure to control access to sensitive systems, could materially interrupt business operations or cause disclosure or modification of sensitive or confidential client or competitive information. Moreover, our Advisor’s and other service providers’ increased use of mobile and cloud technologies could heighten these and other operational risks as certain aspects of the security of such technologies may be complex, unpredictable or beyond their control. Our Advisor’s and other service providers’ reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard their systems and prevent cyber-attacks could disrupt their operations and result in misappropriation, corruption or loss of personal, confidential or proprietary information. In addition, there is a risk that encryption and other protective measures may be circumvented, particularly to the extent that new computing technologies increase the speed and computing power available.

There have been a number of recent highly publicized cases involving financial services and consumer-based companies reporting the unauthorized disclosure of client or customer information, as well as cyber-attacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by terrorist organizations and hostile foreign governments.

Our Advisor has been the target of attempted cyber-attacks, as well as the co-opting of its brand to create fraudulent websites, and must continuously monitor and develop its systems to protect its technology infrastructure and data from misappropriation or corruption, as the failure to do so could disrupt our Advisor’s operations and cause financial losses. Although our Advisor takes protective measures and endeavors to strengthen its computer systems, software, technology assets and networks to prevent and address potential cyber-attacks, there can be no assurance that any of these measures prove effective. Moreover, due to the complexity and interconnectedness of our Advisor’s systems, the process of upgrading or patching our Advisor’s protective measures could itself create a risk of security issues or system disruptions for the Company, as well as for external stakeholders who rely upon, or have exposure to, our Advisor’s systems.

In addition, due to our Advisor’s and other service providers’ interconnectivity with third-party vendors, central agents, exchanges, clearing houses and other financial institutions, our Advisor and other service providers may be adversely affected if any of them are subject to a successful cyber-attack or other information security event, including those arising due to the use of mobile and cloud technologies.

Our Advisor and other service providers also routinely transmit and receive personal, confidential or proprietary information by email and other electronic means. Our Advisor and other service providers collaborate with clients, vendors and other third parties to develop secure transmission capabilities and protect against cyber-attacks. However, our Advisor or our other service providers cannot ensure that they or such third parties have all appropriate controls in place to protect the confidentiality of such information.

Any information security incident or cyber-attack against our Advisor, our other service providers or third parties with whom they are connected, including any interception, mishandling or misuse of personal, confidential or proprietary information, could result in material financial loss, loss of competitive position, regulatory fines and/or sanctions, breach of client contracts, reputational harm or legal liability, which, in turn, may have a material adverse effect on our business, results of operations and financial condition.

The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Our investments are risky and highly speculative, and we could lose all or part of our investment.

Investing in private middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

Investing in private middle-market companies involves a number of significant risks, including these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity;
•	may name our executive officers, directors and the Advisor, in the ordinary course of business, as defendants in litigation arising from our investments in the portfolio companies;
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generally have little public information; these companies and their financial information are not subject to the Exchange Act and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

•	may be adversely affected by changes in laws and regulations, as well as their interpretations, which may adversely affect the business, financial structure or prospects of these companies; and
•	may have difficulty accessing the capital markets to meet future capital needs.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by or under the direction of our Board of Directors. In connection with that determination, members of our Advisor’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts.

The Board of Directors utilizes the services of independent valuation firms, which prepare valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. For example, our Level 3 assets are reviewed by independent valuation firms on a quarterly basis. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each such investment. The types  of factors that the Board of Directors takes into account in determining fair value with respect to such non-traded investments includes, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

We and the Advisor may be a party to legal proceedings in connection with our investments in our portfolio companies.

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our consolidated financial statements.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies. We must therefore rely on the ability of our Advisor to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information generally are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Our investments in lower credit quality obligations are risky and highly speculative, and we could lose all or part of our investment.

Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Any investments in distressed debt obligations may not produce income and may require us to bear large expenses in order to protect and recover our investment.

At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

If we invest in preferred stock, we may incur additional risks.

To the extent we invest in preferred securities, we may incur particular risks, including:

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Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; and

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generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all of the arrearages have been paid, the preferred security holders no longer have voting rights.

Our equity investments may decline in value.

The equity securities in which we invest may not appreciate or may decline in value. We may thus not be able to realize gains from our equity securities, and any gains that we do realize on the disposition of any equity securities may not be sufficient to offset any other losses we experience. As a result, the equity securities in which we invest may decline in value, which may negatively impact our ability to pay distributions and cause you to lose all or part of your investment.

We may expose ourselves to risks if we engage in hedging transactions.

We may enter into hedging transactions, which could expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our debt arrangements from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our debt arrangements or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or debt arrangements being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “—Changes in interest rates may affect our cost of capital and net investment income.”

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments.

Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

The lack of liquidity in our investments may adversely affect our business.

We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Advisor has or could be deemed to have material non-public information regarding such business entity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment.

After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might re-characterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as private or public funds, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Concentration of our assets in an issuer, industry or sector may present more risks than if we were more broadly diversified over numerous issuers, industries and sectors of the economy.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. We cannot predict the industries or sectors in which our investment strategy may cause us to concentrate and cannot predict the level of our diversification among issuers to ensure that we satisfy diversification requirements for qualification as a RIC for

U.S. federal income tax purposes. A downturn in an industry or sector in which we are concentrated would have a larger impact on us than on a company that does not concentrate in that particular industry or sector. Furthermore, the Advisor has not made and does not intend to make any determination as to the allocation of assets among different classes of securities. At any point in time we may be highly concentrated in a single type of asset, such as junior unsecured loans or distressed debt. Consequently, events which affect a particular asset class disproportionately could have an equally disproportionate effect on us.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or any subsequent financing; or (iii) attempt to preserve or enhance the value of our investments. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to maintain or increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or the desire to maintain our RIC status.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Accordingly, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. In regards to the regulatory requirements for business development companies, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. In addition, investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels, change business practices and increase liability in federal and state courts. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and to consummate some of their acquisitions and divestitures. Delays in obtaining or failure to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the health care arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Our investments in the financial services sector are subject to various risks including volatility and extensive government regulation.

These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). The deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Our investments in the consumer products sector are subject to various risks including cyclical risks associated with the overall economy.

General risks of companies in the consumer products sector include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased government regulation. Generally, spending on consumer products is affected by the health of consumers. Companies in the consumer products sectors are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. A weak economy and its effect on consumer spending would adversely affect companies in the consumer products sector.

Our investments in the chemicals, plastics, and rubber sector are subject to various risks including costs of raw materials and energy, increased competition and extensive government regulation.

Our investments in the chemicals, plastics and rubber sectors are subject to various risks including risks related to the costs of raw materials and energy. General risks of companies in the chemicals, plastics, and rubber industries include safety or product liability issues, costs of raw materials and energy, including crude oil, and competition in global markets. The chemicals, plastics, and rubber industries are highly competitive, which puts pressure on prices. Prices are subject to international supply and demand as well as to the purchase costs of raw materials and energy. Markets for these products, as well as prices for raw materials and energy used by these industries, are cyclical and volatile and the costs of raw materials and energy represent a substantial portion of the industries’ production costs and operating expenses. In addition, manufacturing facilities in these industries are subject to planned and unplanned production shutdowns, turnarounds and outages, which could have an adverse effect on long-term production. Companies in these industries are also subject to extensive federal, state, local and foreign environmental, health and safety laws and regulations concerning, among other things, emissions in the air, discharges to land and water and the generation, handling, treatment and disposal of hazardous waste and other materials. These requirements, and enforcement of these requirements, may become more stringent in the future. In addition, future regulatory or other developments could also restrict or eliminate the use of, or require companies in these industries to make modifications to, its products, packaging, manufacturing processes and technology, which could have a significant adverse impact on its financial condition, results of operations and cash flows.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

New market structure requirements applicable to derivatives could significantly increase the costs of utilizing over-the-counter (“OTC”) derivatives.

The Dodd-Frank Act enacted, and the Commodity Futures Trading Commission (the “CFTC”) and the SEC have issued or proposed rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivative markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being adopted in the European Union, Japan, and other major financial markets.

These changes include, but are not limited to: requirements that many categories of the most liquid OTC derivatives (currently limited to specified interest rate swaps and index credit default swaps) be executed on qualifying, regulated exchanges and be submitted for clearing; real-time public and regulatory reporting of specified information regarding OTC derivative transactions; and enhanced documentation requirements and recordkeeping requirements. Margin requirements for uncleared OTC derivatives and position limits are also expected to be adopted by the CFTC and other regulators in the future.

While these changes are intended to mitigate systemic risk and to enhance transparency and execution quality in the OTC derivative markets, the impact of these changes is not known at this time. For instance, cleared OTC derivatives are subject to margin requirements established by regulated clearinghouses, including daily exchanges of cash variation (or mark-to-market) margin and an upfront posting of cash or securities initial margin to cover the clearinghouse’s potential future exposure to the default of a party to a particular OTC derivative transaction. Furthermore, “financial end users,” such as us, that enter into OTC derivatives that are not cleared will, pending finalization of the applicable regulations, generally be required to provide margin to collateralize their obligations under such derivatives. Under current proposed rules, the level of margin that would be required to be collected in connection with uncleared OTC derivatives is in many cases substantially greater than the level currently required by market participants or clearinghouses.

These changes could significantly increase the costs to us of utilizing OTC derivatives, reduce the level of exposure that we are able to obtain (whether for risk management or investment purposes) through OTC derivatives, and reduce the amounts available to us to make non-derivative investments. These changes could also impair liquidity in certain OTC derivatives and adversely affect the quality of execution pricing that we are able to obtain, all of which could adversely impact our investment returns. Furthermore, the margin requirements for cleared and uncleared OTC derivatives may require that the Advisor, in order to maintain its exemption from commodity pool operator (“CPO”) registration under a no-action letter issued by the staff of the CFTC limit our ability to enter into hedging transactions or to obtain synthetic investment exposures, in either case adversely affecting our ability to mitigate risk.

Proposed position aggregation requirements may restrict the swap positions that the Advisor may enter into.

The Dodd-Frank Act significantly expanded the scope of the CFTC’s authority and obligation to require reporting of, and adopt limits on, the size of positions that market participants may own or control in commodity futures and futures options contracts and swaps. The Dodd-Frank Act also narrowed existing exemptions from such position limits for a broad range of risk management transactions.

In accordance with the requirements of the Dodd-Frank Act, the CFTC is required to establish speculative position limits on additional listed futures and options on physical commodities and economically equivalent OTC derivatives; position limits applicable to swaps that are economically equivalent to United States listed futures and futures options contracts, including contracts on non-physical commodities, such as rates, currencies, equities and credit default swaps; and aggregate position limits for a broad range of derivatives contracts based on the same underlying commodity, including swaps and futures and futures options contracts. The CFTC has proposed potentially significant narrowing of existing precedents and guidance that permit market participants to disaggregate for position limit purposes, positions that are independently controlled. While certain persons, contracts or transactions or classes thereof are exempt from the speculative position limit requirements, such broadened position aggregation requirements may further restrict the swap positions that the Advisor may enter into on our behalf.

The full impact of these recent changes is not known at this time. Individually and collectively, these changes could increase our costs of maintaining positions in commodity futures and futures option contracts and swaps and reduce the level of exposure we are able to obtain (whether for risk management or investment purposes) through commodity futures and futures option contracts and swaps. These changes could also impair liquidity in certain swaps and adversely affect the quality of execution pricing that we are able to obtain, all of which could adversely impact our investment returns.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Risks Related to Our Operations as a BDC

While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us.

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

However, our Advisor has received an exemption from certain SEC regulations prohibiting transactions with affiliates. The exemptive order requires that certain procedures be followed prior to making an investment subject to the order and such procedures could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. The Advisor may also face conflicts of interest in making investments pursuant to the exemptive order.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to make distributions or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. On March 23, 2018, the President signed into law the SBCAA, which included various changes to regulations under the federal securities laws that impact BDCs, including changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement to 150% from 200% under certain circumstances. The Company currently has not determined whether to take advantage of the additional leverage. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in the best interests of our common stockholders.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value, or issue securities convertible into common stock, without first obtaining the required approvals from our stockholders and our independent directors. We may also make rights offerings to our stockholders. If we raise additional capital by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Stockholders will likely incur dilution if we sell or otherwise issue shares of our common stock or securities to subscribe for or convertible into shares of our common stock at prices below the then current net asset value per share of our common stock.

We obtained approval at our 2018 Special Meeting of Stockholders to allow us the flexibility, with the approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below its  then current net asset value per share during the twelve month period following stockholders approval at the 2018 Special Meeting held on May 4, 2018, subject to the policy of our Board of Directors that the Company shall not sell or otherwise issue more than 25% of the Company’s then outstanding shares of common stock (immediately prior to such sale or issuance) at a price below its then current net asset value per share. Since we obtained this approval from stockholders, we may issue shares of our common stock at a price below its then current net asset value per share, subject to the foregoing conditions and the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests.

In addition, we may also issue shares of common stock in certain limited circumstances under our dividend reinvestment plan and under interpretive advice issued by the Internal Revenue Service. Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. Such effects may be material, and we undertake to describe material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If we were to sell our common stock at prices below net asset value for a sustained period of time, such sales may result in an increased risk of our common stock trading at a discount to its net asset value.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or of our portfolio companies.

We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

The 1940 Act imposes numerous constraints on the operations of BDCs. Any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently qualify as a RIC under the Code and intend to continue to qualify each year as a RIC. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders     on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status for any reason and are subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. The Code provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.

Risks Relating to Our Common Stock

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

Shares of closed-end investment companies, including business development companies, may trade at a market discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. In the past, the stocks of BDCs as an industry, including shares of our common stock, have traded below net asset value and at historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2018 Special Meeting of Stockholders, held on May 4, 2018, subject to certain conditions and Board of Directors determinations, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The price of our common stock may fluctuate significantly.

As with any company, the price of our common stock will fluctuate with market conditions and other factors. The market price and liquidity of the market for our common stock may from time to time be affected by a number of factors, which include, but are not limited to, the following:

•	volatility in the market price and trading volume of common stocks of BDCs or other financial services companies, which are not necessarily related to the operating performance of these companies;
•	investors’ general perception of our company, the economy and general market conditions;
•	our quarterly results of operations;
•	our origination activity, including the pace of, and competition for, new investment opportunities;
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the financial performance of the specific industries in which we invest on a recurring basis, including without limitation, our investments in the business services, finance, chemicals, plastics and rubber and healthcare industries;

•	announcements of strategic developments, acquisitions and other material events by us or our competitors;
•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;
•	loss of RIC status;

•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of key personnel from the Advisor;
•	operating performance of companies comparable to us;
•	short-selling pressure with respect to shares of our common stock or BDCs generally;
•	general economic trends and other external factors, including price and volume fluctuations in the overall stock market; and
•	loss of a major funding source.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our net asset value. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

Our capital-raising activities may have an adverse effect on the market price of our common stock.

When we issue securities or incur debt, we generally obtain cash or cash equivalents. Any increase in our holdings of cash or cash equivalents could adversely affect the prevailing market prices for our common stock, especially if we are unable to timely deploy the capital in suitable investments. The adverse impact on the prevailing market prices for our common stock could be greater if we issue debt securities or other securities requiring the payment of interest and are unable to timely deploy the capital in suitable investments.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. There can be no assurance that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a distribution and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price of our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher Incentive Fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, preferred stock constitutes a “senior security” for purposes of the asset coverage test.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our amended certificate of incorporation and our amended and restated bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our amended certificate of incorporation and amended and restated bylaws dividing our Board of Directors in three classes serving staggered three-year terms, requiring the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote to remove a director for cause, and, subject to the rights of any holders of preferred stock, filling any vacancy on our Board of Directors only by a vote of a majority of the directors then in office. The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary. These provisions, as well as other provisions of our amended certificate of incorporation and our amended and restated bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering we may conduct. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

A trading market or market value of our debt securities may fluctuate.

In the event we issue debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, debt securities we may issue. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities.
•

You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the impact of increased competition;
•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;
•	potential conflicts of interest in the allocation of opportunities between us and other investment funds managed by the Advisor or its affiliates;
•	the ability of the Advisor to attract and retain highly talented professionals;
•	changes in law and policy accompanying the new administration and uncertainty pending any such changes;
•

increased geopolitical unrest, terrorist attacks or acts of war, which may adversely affect the general economy, domestic and local financial and capital markets, or the specific industries of our portfolio companies;

•	changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets;
•	the unfavorable resolution of legal proceedings; and
•	the impact of changes to tax legislation and, generally, our tax position.

The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and repaying indebtedness. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and may use such funds for other general corporate purposes. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial Data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

We were incorporated in Delaware on April 13, 2005 and commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

Certain items previously reported may have been reclassified to conform to the current year presentation.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we generally do not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes most private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies. Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or dividends or pay interest or dividends in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, capital structuring fees, and fees for providing significant managerial assistance.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, an incentive management fee, interest and credit facility fees, expenses reimbursable under the management agreement, professional fees, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our Current Management Agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Current Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Management considers the significant accounting policies important to understanding the consolidated financial statements. In addition to the discussion below, our significant accounting policies are further described in the notes to the consolidated financial statements. (See Note 2 to the consolidated financial statements for a description of significant accounting policies and of recently issued accounting pronouncements.) Management considers Investments to be an area deemed a critical accounting policy.

Financial and operating highlights

At December 31, 2018:

Investment portfolio, at fair value: $671.7 million

Net assets: $487.0 million

Indebtedness, excluding deferred financing costs: $189.6 million

Net asset value per share: $7.07

Portfolio Activity for the Year Ended December 31, 2018:

Cost of investments during period, including PIK: $308.6 million

Sales, repayments and other exits during period: $338.4 million

Number of portfolio companies at end of period: 27

Operating Results for the Year Ended December 31, 2018:

Net investment income per share: $0.66

Distributions declared per share: $0.72

Basic earnings/(losses) per share: $(0.13)

Net investment income: $47.4 million

Net realized and unrealized gain/(loss): $(56.6) million

Net increase/(decrease) in net assets from operations: $(9.2) million

Net investment income per share, as adjusted1: $0.66

Basic earnings per share, as adjusted1: $(0.13)

Net investment income, as adjusted1: $47.4 million

Net increase in net assets from operations, as adjusted1: $(9.2) million

As Adjusted1: Amounts are adjusted to remove the incentive management fee expense based on gains, as required by GAAP, and to include only the incremental incentive management fee expense based on income. Until March 6, 2017, the incremental incentive management fee was calculated based on the current quarter’s incremental earnings and without any reduction for incentive management fees paid during the prior calendar quarters. After March 6, 2017, incentive management fee expense based on income is calculated for each calendar quarter and may be paid on a quarterly basis if certain thresholds are met. Amounts reflect the Company’s ongoing operating results and reflect the Company’s financial performance over time.

Portfolio and investment activity

We invested approximately $308.6 million during the year ended December 31, 2018. The new investments consisted of senior secured loans secured by first lien ($100.8 million, or 32.7%) or second lien ($73.2 million, or 23.7%), senior secured notes ($1.2 million, or 0.4%), unsecured or subordinated debt securities ($91.8 million, or 29.7%), and equity securities ($41.6 million, or 13.5%). Additionally, we received proceeds from sales, repayments and other exits of approximately $338.4 million during the year ended December 31, 2018.

Concentration of our assets in an issuer, industry or sector may present certain risks. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. At December 31, 2018, our portfolio of $671.7 million (at fair value) consisted of 27 portfolio companies and was invested 43% in senior secured loans, 23% in unsecured or subordinated debt securities, 30% in equity investments and 4% in senior secured notes. Our average investment by portfolio company at amortized cost, excluding investments below $5.0 million, was approximately $34.1 million at December 31, 2018. Our largest portfolio company investment by value was approximately $110.7 million and our five largest portfolio company investments by value comprised approximately 46% of our portfolio at December 31, 2018. At December 31, 2017, our portfolio of $757.9 million (at fair value) consisted of 30 portfolio companies and was invested 53% in senior secured loans, 17% in unsecured or subordinated debt securities, 27% in equity investments and 3% in senior secured notes. Our average investment by portfolio company at amortized cost, excluding investments below $5.0 million, was approximately $33.0 million at December 31, 2017. Our largest portfolio company investment by value was approximately $83.1 million and our five largest portfolio company investments by value comprised approximately 33% of our portfolio at December 31, 2017.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. A downturn in an industry or sector in which we are concentrated could have a larger impact on us than on a company that does not concentrate in that particular industry or sector. Our investment advisor monitors industry and sector uncertainties on an ongoing basis, including substantial regulatory challenges in the healthcare sector, volatility and extensive government regulation in the financial services sector, cyclical risks associated with the overall economy that may affect the consumer products sector, risks related to the costs of raw materials and energy affecting the chemicals sector, cyclicality within the energy sector as a result of fluctuations in commodity prices and demand for, and production of commodities, among various other industry and sector uncertainties due to certain exposures. At December 31, 2018, our top three industry concentrations at fair value consisted of Finance (43.8%), Chemicals, Plastics, & Rubber (15.4%) and Retail (6.8%). At December 31, 2017, our top three industry concentrations at fair value consisted of Finance (29.5%), Chemicals, Plastics, & Rubber (16.3%) and Services: Business (9.9%) (See Note 5 to the consolidated financial statements).

The weighted average yield of the debt and income producing equity securities in our portfolio at fair value was 11.5% at December 31, 2018 and 10.8% at December 31, 2017. The weighted average yields on our senior secured loans and other debt securities at fair value were 11.0% and 12.7%, respectively, at December 31, 2018, as compared to 10.7% and 11.6%, respectively, at December 31, 2017. The weighted average yield of the debt and income producing equity securities in our portfolio at their current cost basis was 11.1% at December 31, 2018 and 9.7% at December 31, 2017. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 10.3% and 12.6%, respectively, at December 31, 2018, as compared to 9.9% and 8.6%, respectively, at December 31, 2017. Yields include joint venture investment and exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, and cash and cash equivalents. Additionally, the weighted average yield of the total portfolio, at fair value, was 10.5% and 9.6% for years ended December 31, 2018 and 2017, respectively. The weighted average yield of the total portfolio, at amortized cost, was 9.7% and 8.7% for year ended December 31, 2018 and 2017, respectively.

For the year ended December 31, 2018 and 2017, the total return based on net asset value was 1.61% and 5.89%, respectively, and, the total return based on market price was (4.44%) and (0.61%), respectively. Total returns are historical and are calculated by determining the percentage change in the net asset value or market price with all distributions reinvested, if any. Distributions are assumed to be reinvested in accordance with our dividend reinvestment plan and do not reflect brokerage commissions.

The Advisor generally employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings when appropriate for different investments in one portfolio company. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 generally will be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.44 at December 31, 2018 and 1.35 at December 31, 2017. The following is a distribution of the investment ratings of our portfolio companies at December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Grade 1	$457,652,705	$642,413,532
Grade 2	159,795,245	35,193,161
Grade 3	29,850,000	14,630,321
Grade 4	24,354,996	65,698,306
Not Rated	—	5,487
Total investments	$671,652,946	$757,940,807

Results of operations

Results comparisons are for the years ended December 31, 2018, 2017 and 2016.

Investment income

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Investment Income:
Interest and fees on senior secured loans	$45,742,483	$58,293,684	$77,140,788
Interest and fees on other debt securities	21,897,222	26,078,745	32,937,283
Interest earned on short-term investments, cash equivalents	139,960	83,604	22,328
Dividends and fees on equity securities	16,039,698	12,282,748	6,209,988
Other income	48,231	590,429	1,100,000
Total investment income	$83,867,594	$97,329,210	$117,410,387

Total investment income for the year ended December 31, 2018 decreased $13.5 million, or 13.8%, as compared to year ended December 31, 2017. Excluding fee income and other income, total investment income decreased by approximately 12.2%, primarily attributable to a decrease of 13.6% in average investment portfolio for the year ended December 31, 2018, at amortized cost, as compared to the year ended December 31, 2017. The decrease in portfolio size is primarily due to dispositions throughout 2018, the impact of which was partially offset by a higher rate environment and higher dividend income in 2018.

Total investment income for the year ended December 31, 2017 decreased $20.1 million, or 17.1%, as compared to year ended December 31, 2016. Excluding fee income and other income, total investment income decreased by approximately 14.1%, primarily attributable to a decrease of 16.0% in average investment portfolio for the year ended December 31, 2017, at amortized cost, as compared to the year ended December 31, 2016. The decrease in portfolio size is primarily due to dispositions in 2017, the impact of which was partially offset by a higher rate environment during the year and higher dividend income from Senior Loan Partners in 2017. Other income of $0.6 million, and $1.1 million, for the years ended December 31, 2017 and December 31, 2016, respectively, are reimbursements in connection with the legal settlement expense that was incurred during the third quarter of 2016.

Expenses

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Expenses:
Base management fees	$14,138,788	$16,391,532	$21,460,909
Legal settlement	—	—	17,500,000
Incentive management fees	8,510,866	7,980,098	—
Interest and credit facility fees	15,228,062	18,205,912	16,661,674
Professional fees	2,428,850	2,708,262	2,544,235
Administrative services	1,702,723	1,039,221	1,304,172
Director fees	727,000	668,500	706,500
Investment advisor expenses	350,000	350,004	350,004
Other	1,860,696	2,874,087	2,846,328
Total expenses, before incentive management fee waiver	44,946,985	50,217,616	63,373,822
Incentive management fee waiver	(8,510,866)	(7,980,098)	—
Expenses, net of incentive management fee waiver	$36,436,119	$42,237,518	$63,373,822

Total expenses, net of incentive management fee waiver, decreased $5.8 million, or 13.7%, for year ended December 31, 2018 from comparable period in 2017, primarily due to the decrease in base management fees and interest and credit facility fees discussed below. Total expenses, net of incentive management fee waiver, decreased $21.1 million, or 33.4%, for year ended December 31, 2017 from comparable period in 2016, primarily due to a one-time legal settlement expense of $17.5 million incurred in 2016 related to a former portfolio company.

The decrease of $2.3 million, or 13.7%, in base management fees for the year ended December 31, 2018 from comparable period in 2017, was primarily due to a decline in the total assets on which management fees are calculated (in arrears). The decrease in total assets was primarily resulting from net sales, repayments and other exits throughout 2018. The decrease of $5.1 million, or 23.6%, in base management fees for the year ended December 31, 2017 from comparable period in 2016, was primarily due to a decline in the total assets on which management fees are calculated (in arrears). The decrease in total assets was primarily resulting from net sales, repayments and other exits during 2017. Additionally, after March 6, 2017, the rate used to calculate management fees decreased from 2.0% of total assets to 1.75% of total assets, excluding cash (See Note 3 to the consolidated financial statements).

Interest and credit facility fees decreased $3.0 million, or 16.4%, for the year ended December 31, 2018 compared to 2017, primarily due to the maturity of 2018 Convertible Notes (See Note 7 to the consolidated financial statements). Interest and credit facility fees increased $1.5 million, or 9.3%, for the year ended December 31, 2017 compared to 2016,  due to interest expense in connection with the newly issued 2022 Convertible Notes, slightly offset by a decrease in interest due to partial purchase of 2018 Convertible Notes in 2017 (See Note 7 to the consolidated financial statements).

As previously disclosed, the Advisor, in consultation with the Company’s Board of Directors, has agreed to waive incentive fees based on income through December 31, 2018, which has subsequently been extended to June 30, 2019 (see Note 3 to the consolidated financial statements). For the years ended December 31, 2018 and 2017, no incentive management fees based on gains were incurred. In accordance with GAAP, a hypothetical liquidation is performed each quarter end resulting in an additional accrual of incentive management fees based on gains if the amount is positive, or a reduction of the expense if the amount is negative (see Note 3 to the consolidated financial statements). It should be noted, however, that a fee so calculated and accrued is not due or payable, if at all, until the end of each measurement period, or every June 30th.

Net investment income

Net investment income was $47.4 million, $55.1 million and $54.0 million, respectively, for the years ended December 31, 2018, 2017 and 2016. For year ended December 31, 2018, net investment income decreased $7.7 million, or 13.9%, compared to 2017, due to a decrease in total investment income of $13.5 million, partially offset by a decrease in total expenses of $5.8 million. For year ended December 31, 2017, net investment income increased $1.1 million, or 2.0%, compared to 2016, due to a decrease in expenses of $21.1 million, partially offset by a decrease in total investment income of $20.1 million.

Net realized gain or loss

Net realized gain (loss) on investments was $(45.9) million, $(52.4) million and $(84.6) million for the years ended December 31, 2018, 2017 and 2016, respectively. Net realized losses of $(45.9) million for the year ended December 31, 2018 primarily resulted from i) restructurings or write offs of $(76.6) million in our debt investment in MBS Group Holdings Inc. (“MBS”) and SVP Worldwide Ltd. (“SVP”), and ii) partially offset by realized gains of $31.9 million from restructuring and exit of our equity investment in U.S. Well Services, LLC and ECI Cayman Holdings LP., respectively. Substantially all of the net realized losses were reflected in unrealized depreciation in prior periods. Of the net realized losses for the year ended December 31, 2017, there were realized losses of $(61.4) million, which were primarily a result of restructurings, amendments or write-offs associated with our debt investments in Advanced Lighting Technologies, Inc, (“Advanced Lighting”), debt and equity investments in U.S. Well Services, LLC, and debt investment in Shoreline Energy LLC (“Shoreline”). These realized losses were partially offset by realized gains of $9.0 million, primarily associated with the disposition of equity investment in USI Senior Holdings, Inc. and equity investments in Bankruptcy Management Solutions, Inc.  Of the net realized losses for the year ended December 31, 2016, $(82.8) million was driven by losses realized on the restructuring of our debt and equity investments in ETX Energy, LLC, et al., (“New Gulf”), as well as the restructuring of our debt investments in Hunter Defense Technologies, Inc. (“Hunter”) and Vertellus Specialties Inc. (“Vertellus”). Nearly the entire realized loss was reflected in unrealized depreciation in prior periods.

Net change in unrealized appreciation or depreciation

For the years ended December 31, 2018, 2017 and 2016, the change in net unrealized appreciation or (depreciation) on investments and foreign currency translation was an increase in net unrealized depreciation of $(10.7) million, a decrease in net unrealized depreciation of $19.6 million and an increase in net unrealized depreciation of $(53.7) million, respectively. The increase in net unrealized depreciation for the year ended

December 31, 2018, was primarily due to i) increase in net unrealized depreciation of $(69.9) million on investments still held and ii) partially offset by the reversal of previously recognized net depreciation of $59.2 million primarily associated with MBS and SVP disposal, and the restructuring of our equity investments in U.S. Well Services, LLC. For the year ended December 31, 2017, the net change in unrealized appreciation or depreciation was a decrease in net unrealized depreciation of $19.6 million comprised of $92.1 million total unrealized appreciation, $60.1 million of which is resulting from the reversal of previously recognized depreciation upon dispositions, namely Shoreline, USWS, and Advanced Lighting. The appreciation was partially offset by $(72.6) million of unrealized depreciation, $(9.6) million of which is resulting from the reversal of previously recognized appreciation upon dispositions associated with investments, namely in Bankruptcy Management Solutions, Inc., USI Senior Holdings, Inc., and Higginbotham Investment Holdings, LLC. Additional depreciation was due to portfolio valuations during the year. For the year ended December 31, 2016, the change in net unrealized appreciation or depreciation was an increase in net unrealized depreciation of $(53.7) million comprised of $(128.8) million of overall net declines due to portfolio valuations during the year, partially offset by $75.1 million of total unrealized appreciation primarily resulting from the reversal of previously recognized depreciation upon dispositions, namely the New Gulf, Hunter and Vertellus restructurings.

Net increase or decrease in net assets resulting from operations

The net increase (decrease) in net assets resulting from operations was $(9.2) million, $20.9 million and $(84.3) million for the years ended December 31, 2018, 2017 and 2016, respectively. As compared to the year ended December 31, 2017, decrease in 2018 is primarily due to i) an increase in net realized and unrealized losses of $(23.7) million, ii) a decrease in net investment income of $(7.7) million, and partially offset by iii) the realized loss of $1.3 million incurred in 2017 associated with debt extinguishment (See Note 7 to the consolidated financial statements). As compared to the year ended December 31, 2016, the increase during 2017 was reflective of i) an overall increase in net investment income of $1.1 million taken in conjunction with ii) a decrease in net realized and unrealized losses of $105.5 million year-over-year. The impact of these factors was partially offset by the realized loss of $1.3 million incurred in 2017 associated with debt extinguishment.

Supplemental Non-GAAP information

We report our financial results on a GAAP basis; however, management believes that evaluating our ongoing operating results may be enhanced if investors have additional non-GAAP basis financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and, for the reasons described below, considers them to be effective indicators, for both management and investors, of our financial performance over time. Management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Until March 6, 2017, we recorded our liability for Incentive Fees based on income as we become legally obligated to pay them, based on a hypothetical liquidation at the end of each reporting period. Our obligation to pay Incentive Fees with respect to any fiscal quarter until March 6, 2017 was based on a formula that reflects our results over a trailing four-fiscal quarter period ending with the pro-rated period until March 6, 2017. We are legally obligated to pay the amount resulting from the formula less any cash payments of Incentive Fees during the prior three quarters. The formula’s requirement to reduce the Incentive Fees by amounts paid with respect to Incentive Fees in the prior three quarters has caused our Incentive Fees expense to become generally concentrated in the fourth quarter of each year. Management believes that reflecting Incentive Fees throughout the year, as the related investment income is earned on a quarterly basis, is an effective measure of our profitability and financial performance that facilitates comparison of current results with historical results and with those of our peers. Our “as adjusted” results reflect Incentive Fees based on the formula we utilized for each trailing four-fiscal quarter period until March 6, 2017, with the formula applied to each quarter’s incremental earnings and without any reduction for Incentive Fees paid during the prior three quarters. The resulting amount represents an upper limit of each quarter’s incremental Incentive Fees that we may become legally obligated to pay at the end of the year. Prior year amounts are estimated in the same manner. These estimates represent upper limits because, in any calendar year, subsequent quarters’ investment underperformance could reduce the Incentive Fees payable with respect to prior quarters’ operating results. After March 6, 2017, Incentive Fees based on income are calculated for each calendar quarter and may be paid on a quarterly basis if certain thresholds are met. We record our liability for incentive management fees based on capital gains by performing a hypothetical liquidation at the end of each reporting period. The accrual of this hypothetical capital gains incentive management fee is required by GAAP, but it should be noted that a fee so calculated and accrued is not due and payable until the end of the measurement period, or every June 30. The incremental incentive management fees disclosed for a given period are not necessarily indicative of actual full year results. Changes in the economic environment, financial markets and other parameters used in determining such estimates could cause actual results to differ and such differences could be material. See Note 3 to the consolidated financial statements for a more detailed description of the Company’s incentive management fee. In addition, on March 7, 2017, BlackRock Advisors, in consultation with the Company’s Board of Directors, agreed to waive incentive fees based on income after March 6, 2017 to December 31, 2018, which has subsequently been extended to June 30, 2019 (see Note 3 to the consolidated financial statements). BCIA has agreed to honor such waiver.

Computations for all periods are derived from our consolidated financial statements as follows:

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
GAAP Basis:
Net Investment Income	$47,431,475	$55,091,692	$54,036,565
Net Investment Income per share	0.66	0.75	0.74
Addback: GAAP incentive management fee expense based on Gains	—	—	—
Addback: GAAP incentive management fee expense based on Income	—	—	—
Pre-Incentive Fee[1]:
Net Investment Income	$47,431,475	$55,091,692	$54,036,565
Net Investment Income per share	0.66	0.75	0.74
Less: Incremental incentive management fee expense based on Income	—	—	—
As Adjusted[2]:
Net Investment Income	$47,431,475	$55,091,692	$54,036,565
Net Investment Income per share	0.66	0.75	0.74

Pre-Incentive Fee1: Amounts are adjusted to remove all incentive management fees. Such fees are calculated but not necessarily due and payable at this time.

As Adjusted2: Amounts are adjusted to remove the incentive management fee expense based on gains, as required by GAAP, and to include only the incremental incentive management fee expense based on income. Until March 6, 2017, the incremental incentive management fee is calculated based on the current quarter’s incremental earnings, and without any reduction for incentive management fees paid during the prior calendar quarters. After March 6, 2017, incentive management fee expense based on income is calculated for each calendar quarter and may be paid on a quarterly basis if certain thresholds are met. Amounts reflect the Company’s ongoing operating results and reflect the Company’s financial performance over time.

Financial condition, liquidity and capital resources

During the year ended December 31, 2018, we generated operating cash flows primarily from interest and fees received on senior secured loans and other debt securities, as well as from sales of selected portfolio company investments or repayments of principal. Net cash provided by operating activities for the year ended December 31, 2018 was $82,042,002. Our primary sources of cash from operating activities during the year consisted of cash from net investment income of $42,765,062 and proceeds from sales and repayments of $338,429,154. Our primary uses of cash from operating activities during the period consisted of purchases of investments of $(302,670,544), which excludes PIK.

Net cash used in financing activities for the year ended December 31, 2018 was $(97,559,327). Our uses of cash for financing activities consisted of cash distributions paid of $(51,052,801), purchases of treasury stock of $(24,465,526), and $(22,041,000) in debt repayments, net of borrowings.

During the year ended December 31, 2017, we generated operating cash flows primarily from interest and fees received on senior secured loans and other debt securities, as well as from sales of selected portfolio company investments or repayments of principal. Net cash provided by operating activities for the year ended December 31, 2017 was $198,928,235. Our primary source of cash from operating activities during the year consisted of proceeds from sales and repayments of $386,382,563, net of purchases of $(229,881,402), which excludes PIK, for a net source of $156,501,161.

Net cash used in financing activities for the year ended December 31, 2017 was $(180,621,424). Our uses of cash for financing activities consisted of cash distributions paid of $(51,137,931), purchases of treasury stock of $(1,431,681), and $(132,389,443) in debt repayments, net of borrowings.

Contractual obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings at December 31, 2018 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Credit Facility(1)	$49.0	$—	$—	$49.0	$—
2022 Convertible Notes	143.8	—	—	143.8	—
Interest and Credit Facility Fees Payable	0.7	0.7	—	—	—

(1)	At December 31, 2018, $351.0 million remained undrawn under our Credit Facility.

Distributions

Our quarterly distributions, if any, are determined by our Board of Directors. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We cannot assure stockholders that they will receive any distributions at all or distributions at a particular level. The following table lists the quarterly distributions per share from our common stock since December 2016:

Distribution Amount Per Share Outstanding	Record Date	Payment Date
$0.21	December 19, 2016	January 3, 2017
$0.18	March 20, 2017	April 3, 2017
$0.18	June 19, 2017	July 3, 2017
$0.18	September 18, 2017	October 2, 2017
$0.18	December 19, 2017	January 2, 2018
$0.18	March 19, 2018	April 2, 2018
$0.18	June 18, 2018	July 9, 2018
$0.18	September 17, 2018	October 8, 2018
$0.18	December 18, 2018	January 8, 2019
$0.18	March 18, 2019	April 8, 2019

Tax characteristics of all distributions are reported to stockholders on Form 1099 after the end of the calendar year.

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Company after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary income for the calendar year;
•	98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31st; and
•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. There was no provision for federal excise taxes recorded for the years ended December 31, 2018, 2017 and 2016.

The final tax characterization of distributions is determined after the fiscal year and is reported on Form 1099 and in the Company’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. To the extent that distributions exceed the Company’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Company’s taxable income but do not exceed the Company’s current and accumulated earnings and profits, may be classified as ordinary income which is taxable to shareholders.

The Company estimates the source of its distributions as required by Section 19(a) of the 1940 Act. On a quarterly basis, for any payment of dividends estimated to be paid from any other source other than net investment income accrued for current period or certain cumulative periods based on the Section 19(a) requirement, the Company posts a Section 19(a) notice through the Depository Trust Company’s Legal Notice System and its website, as well as sends its registered stockholders a printed copy of such notice along with the dividend payment. The estimates of the source of the distribution are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes cannot be determined until the final books and records are finalized for the calendar year. Therefore, these estimates are made solely in order to comply with the requirements of Section 19(a) of the 1940 Act and should not be relied upon for tax reporting or any other purposes and could differ significantly from the actual character of distributions for tax purposes. For the $0.18 dividend paid on January 8, 2019, the Company estimates that $0.17 was from net investment income and $0.01 was a return of capital. For Consolidated Statements of Changes in Net Assets, sources of distribution to stockholders is adjusted on an annual basis, if necessary, and calculated in accordance with federal income tax regulations.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan to receive cash distributions. With respect to our distributions paid to stockholders during the years ended December 31, 2018, 2017 and 2016, distributions reinvested pursuant to our dividend reinvestment plan totaled $3,470,578, $3,506,620 and $3,959,945, respectively.

On March 6, 2018, the Board of Directors of Company adopted amendments to the Company’s dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, if the Company declares a dividend or determines to make a capital gain or other distribution, the reinvestment plan agent will acquire shares for the participants’ accounts, depending upon the following circumstances, (i) through receipt of additional unissued but authorized shares from the Company (“newly issued shares”) and/or (ii) by purchase of outstanding shares on the open market (“open-market purchases”). If, on the distribution payment date, the last quarterly net asset value per share (“NAV”) is equal to or less than the closing market price per share on such distribution payment date (such condition often referred to as a “market premium”), the reinvestment plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV or (ii) 95% of the closing market price on the distribution payment date. If, on the distribution payment date, the NAV is greater than the closing market price per share on such distribution payment date (such condition often referred to as a “market discount”), the reinvestment plan agent may, upon notice from the Company, either (a)

invest the distribution amount in newly issued shares on behalf of the participants or (b) invest the distribution amount in shares acquired on behalf of the participants in open-market purchases. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. Also, we may be limited in our ability to make distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future debt arrangements.

If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accretion of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to income or excise taxes. In order to satisfy the annual distribution requirement applicable to RICs, we may have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a sufficient portion of such dividend is paid in cash and certain requirements are met, the entire distribution would generally be treated as a dividend for U.S. federal income tax purposes.

Off-balance sheet arrangements

In the normal course of business, we may enter into guarantees on behalf of portfolio companies. Under these arrangements, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. There were no such guarantees outstanding at December 31, 2018 and 2017. In addition, from time to time, we may provide for a commitment to a portfolio company for investment in an existing or new security. At December 31, 2018 and 2017, we were obligated to existing portfolio companies for unfunded commitments of $39.6 million and $42.1 million, respectively. Of the $39.6 million total unfunded commitments at December 31, 2018, $17.0 million was on our aggregate $113.3 million equity commitment to the Senior Loan Partners (see Note 5 to the consolidated financial statements). We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

Recent developments

On March 5, 2019, our Board of Directors declared a distribution of $0.18 per share, payable on April 8, 2019 to stockholders of record at the close of business on March 18, 2019.

On March 5, 2019, the Advisor, in consultation with the Company’s Board of Directors, agreed to extend the waiver of incentive management fee based on income from December 31, 2018 until June 30, 2019 (see Note 3 to the consolidated financial statements).

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Company may purchase shares of its common stock in the open market at prevailing market prices.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. At December 31, 2018, 70% of our debt investments, at fair value, bore interest based on floating rates, such as LIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. Of those floating rate debt investments, 94% contained an interest rate floor. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Since we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. The Company’s Credit Facility bears interest at variable rates with no interest rate floors, while our 2022 Convertible Notes bear interest at a fixed rate. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) to our debt portfolio and outstanding borrowings as of December 31, 2018, assuming no changes to our investment and borrowing structure:

	Net Investment Income(1)	Net Investment Income Per Share(1)
Basis Point Change ($’s in millions, except per share data)
Up 400 basis points	$11.4	$0.16
Up 300 basis points	$8.5	$0.12
Up 200 basis points	$5.7	$0.08
Up 100 basis points	$2.8	$0.04
Down 100 basis points	$(2.8)	$(0.04)

(1)	Excludes the impact of incentive management fees based on income

While hedging activities may help to insulate us against adverse changes in interest rates, they also may limit our ability to participate in the beneficial interest rates with respect to our portfolio of investments. There can be no assurance that we will be able to effectively hedge our interest rate risk. During the years ended December 31, 2018, 2017 and 2016, we did not engage in any interest rate hedging activity.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2018 Special Meeting of Stockholders held on May 4, 2018, our stockholders approved a proposal authorizing us to sell or issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations set forth in the Proxy Statement for our 2018 Special Meeting of Stockholders (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale). We are currently seeking stockholder approval at our 2019 Special Meeting of Stockholders to be held on May 3, 2019, to continue for an additional year our ability to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;
•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the recent financial market difficulties;
•	The nature of any new investors anticipated to acquire shares in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

We will not sell shares of our common stock (or any warrants, options, rights or units to purchase shares of our common stock) under a prospectus supplement to this registration statement of which this prospectus forms a part (the “current registration statement”) without first filing a new post-effective amendment to the current registration statement if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $15.00 and we have 50 million shares outstanding, the sale of 8 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 6.90%. If we subsequently determined that our NAV per share increased to $17.50 on the then 58 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 10 million shares at net proceeds to us of $7.86 per share, which would produce dilution of 8.10%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell shares pursuant to our authority to issue shares below NAV.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value); (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV Per Share Held by Stockholder	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%	—	(20.00)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to our authority to issue shares below NAV.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering of 250,000 shares rather than its 1.00% assumed or hypothetical proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1.00% assumed or hypothetical proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 50% Participation		Example 2 150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.89	—	$7.89	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,863	—	$129,588	—
Total (Dilution)/Accretion to Stockholder (Total NAV Less Total Investment)	—	(2,988)	—	$1,038	—
Per Share Amounts
NAV Per Share Held by Stockholder	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.34)%	$9.42	(5.75)%
(Dilution)/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.08	—
Percentage (Dilution)/Accretion to Stockholder ((Dilution)/Accretion per Share Divided by Investment per Share)	—	—	(2.72)%	—	0.80%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to our authority to issue shares below NAV.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10%, 25% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—	$—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—	$—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$23,750	—	$20,000	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$19,725	—	$—	—
Total (Dilution)/Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,025	—	$20,000	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$7.89	—	$—	—
(Dilution)/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.61	—	$8.00	—
Percentage (Dilution)/Accretion to Stockholder ((Dilution)/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.41%	—	N/A

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each December 31 since 2009, unless otherwise noted. The information as of each December since 2009 has been derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year(1)	Total Amount Outstanding (in 000’s)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility
Fiscal 2018 (as of December 31, 2018)	$49,000	$3,542	$—	N/A
Fiscal 2017 (as of December 31, 2017)	$16,000	$3,655	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$190,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$60,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$144,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$179,000	$2,460	$—	N/A
Fiscal 2012 (as of December 31, 2012)	$171,850	$2,952	$—	N/A
Fiscal 2011 (as of December 31, 2011)	$168,000	$3,009	$—	N/A
Fiscal 2010 (as of December 31, 2010)	$170,000	$4,929	$—	N/A
Fiscal 2009 (as of December 31, 2009)	$296,000	$2,817	$—	N/A

Convertible Notes Due 2022
Fiscal 2018 (as of December 31, 2018)	$143,750	$3,542	$—	N/A
Fiscal 2017 (as of December 31, 2017)	$143,750	$3,665	$—	N/A

Convertible Notes Due 2018
Fiscal 2018 (as of December 31, 2018)	N/A	N/A	$—	N/A
Fiscal 2017 (as of December 31, 2017)	$55,041	$3,665	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$115,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$115,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$115,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$115,000	$2,460	$—	N/A

Senior Secured Notes
Fiscal 2018 (as of December 31, 2018)	N/A	N/A	$—	N/A
Fiscal 2017 (as of December 31, 2017)	N/A	N/A	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$17,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$175,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$175,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$175,000	$2,460	$—	N/A
Fiscal 2012 (as of December 31, 2012)	$175,000	$2,952	$—	N/A
Fiscal 2011 (as of December 31, 2011)	$175,000	$3,009	$—	N/A

Term Loan
Fiscal 2018 (as of December 31, 2018)	N/A	N/A	$—	N/A
Fiscal 2017 (as of December 31, 2017)	N/A	N/A	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$15,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$15,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$15,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$10,000	$2,460	$—	N/A

(1)

On June 13, 2017, the Company issued $143,750,000 in aggregate principal amount ($125,000,000 of the initial offering and $18,750,000 of the underwriters’ exercise of the overallotment option) of 5.00% Convertible Notes due 2022 (the “2022 Convertible Notes”) under an indenture, dated as of June 13, 2017. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $139,800,000. The 2022 Convertible Notes will mature on June 15, 2022, unless previously converted, repurchased or redeemed in accordance with their terms. The interest rate on the notes is 5.00% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2017. Holders may convert their notes at their option prior to the close of business on the business day immediately preceding December 15, 2021, in integral multiples of $1,000 principal amount, only under certain circumstances. Upon conversion of a note, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election at an initial conversion rate of 118.2173 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $8.46 per share of the Company’s common stock. On or after December 23, 2021, the Company may redeem the 2022 Convertible Notes for cash, in whole or from time to time in part, at its option in accordance with their terms.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date. On June 5, 2017, the Company entered into a Second Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which extended the commitment termination date on the Credit Facility from February 29, 2020 to June 5, 2021 and the maturity date from February 19, 2021 to June 5, 2022, respectively. On March 15, 2018, the Company entered into a Third Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which (i) permanently reduces the aggregate amount of multicurrency commitments under the Credit Facility from $440,000,000 to $400,000,000 and (ii) reduces the amount of shareholders’ equity required under the Credit Facility from $500,000,000 plus any proceeds from the sale of equity interests to $450,000,00 plus any proceeds from the sale of equity interests.

On January 19, 2016, $158 million in aggregate principal amount of five year, senior secured notes with a fixed interest rate of 6.50% matured.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”) which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%. On June 22, 2017, the Term Loan was repaid.

On February 19, 2013, the Company closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional$15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes was sold. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $111,300,000. The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 144A under the Securities Act. The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of the Company’s common stock, subject to defined anti-dilution adjustments. The Company does not have the right to redeem the Convertible Notes prior to maturity. On September 27, 2017, the Company purchased $59,959,000 in aggregate principal amount of its existing $115,000,000 Convertible Notes pursuant to a cash tender offer at a purchase price equal to $1,015 per $1,000 principal amount of notes purchased, plus accrued and unpaid interest, using borrowings under the Credit Facility and cash on hand. All Convertible Notes purchased in the tender offer were retired and cancelled, and are no longer outstanding under the indenture. The aggregate purchase price of the Convertible Notes was $60,858,385, plus approximately $144,852 of reacquisition costs, for a total reacquisition price of $61,003,237, excluding $384,737 of interest expense. The net carrying amount of the Convertible Notes purchased in the tender offer at the time of purchase was $59,754,389, net of unamortized debt issuance costs and unamortized discount. As such, in accordance with ASC 470-50, Debt – Modifications and Extinguishments, the difference between the reacquisition price and the net carrying amount of the Convertible Notes was recorded in the accompanying Consolidated Statements of Operations as a $1,323,442 loss on extinguishment of debt. On February 15, 2018, the remaining Convertible Notes of $55,041,000 matured and the Company paid the principal and interest in cash.

On January 18, 2011, we closed a private placement issuance of $17 million in aggregate principal amount of seven-year senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018. The $158,000,000 five-year, senior secured notes matured on January 18, 2016 and were repaid using proceeds from the Company’s Credit Facility. On April 17, 2017, the Company redeemed the $17,000,000 aggregate principal amount of 6.60% senior secured notes due 2018, using proceeds from the Credit Facility. The notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as $651,472 make-whole premium.

(2)

The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

PRICE RANGE OF COMMON STOCK

Our common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of NAV, and quarterly dividends per share for the last two completed fiscal years. On March 28, 2019, the last reported closing price of our common stock was $6.04 per share.

		Closing Sales Price		Premium/ Discount of High Sales Price	Premium/ Discount of Low Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Distributions
Year Ended December 31, 2017
First Quarter	$8.22	$7.88	$7.19	(4)%	(13)%	$0.18
Second Quarter	$8.33	$7.81	$7.21	(6)%	(13)%	$0.18
Third Quarter	$7.96	$7.65	$7.12	(4)%	(11)%	$0.18
Fourth Quarter	$7.83	$7.56	$6.13	(3)%	(22)%	$0.18
Year Ended December 31, 2018
First Quarter	$7.65	$6.25	$5.49	(18)%	(28)%	$0.18
Second Quarter	$7.56	$6.49	$5.83	(14)%	(23)%	$0.18
Third Quarter	$7.66	$6.32	$5.90	(17)%	(23)%	$0.18
Fourth Quarter	$7.07	$6.06	$5.13	(14)%	(27)%	$0.18
Year Ended December 31, 2019
First Quarter (up to March 28, 2019)	*	$6.60	$5.41	* %	* %	$0.18

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each relevant quarter.

(2)	The High/Low Closing Sales Price is based on the close of trading on the NASDAQ on a given day in the applicable quarter and calculated as the respective High/Low Sales Price divided by NAV, minus 1.
*	Net asset value has not been calculated for this period.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended December 31, 2018, 2017, 2016, 2015 and 2014, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Earnings to Fixed Charges(1)	(2)	2.1	(2)	2.6	6.6

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase (decrease) in net assets resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees, inclusive of amortization of debt issuance costs.

(1)

Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period. Excluding the net unrealized gains or losses, the earnings to fixed charges ratios for the year ended December 31, 2016 was less than one-to-one. The Company would have needed to generate additional earnings of $30,544 (in thousands) to achieve a coverage of one-to-one in 2016. Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 4.1, 4.0, 4.2, 4.1, and 3.0 for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(2)

Due to the Company’s loss for the years ended December 31, 2018 and 2016, the ratio coverage was less than one-to-one. The Company would have needed to generate additional earnings of $9,162 (in thousands) and $84,292 (in thousands), respectively, to achieve a coverage of one-to-one for the years ended December 31, 2018 and 2016.

THE COMPANY

General

BlackRock Capital Investment Corporation provides middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment advisor under the Investment Advisers Act of 1940, which we refer to as the “Advisers Act.”

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flow.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time to time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities. In addition, part of our strategy involves a joint venture with Windward Investments LLC (“Windward”) through the BCIC Senior Loan Partners, LLC (“Senior Loan Partners”). The Senior Loan Partners’ principal purpose is to make investments primarily in senior secured loans to middle-market companies.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Our Advisor

Our investment activities are carried out by the Advisor, which is led by James E. Keenan, Interim Chief Executive Officer of the Company, and the BlackRock US Private Capital Group’s Investment Committee (the “Investment Committee”). The voting members of the Investment Committee are currently James E. Keenan, Jason A. Mehring, R. Marshall Merriman Jr., Howard M. Levkowitz, Rajneesh Vig, Nik Singhal and Alex Dashiell. Previously, our investment activities were led by Michael J. Zugay, former Chief Executive Officer and Chairman of the Investment Committee through April 27, 2018. The investment professionals of BlackRock US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities.

The Advisor is a wholly owned subsidiary of BlackRock Advisors, LLC (“BlackRock Advisors”), an indirect subsidiary of BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”).

BlackRock is the largest asset manager globally with $6.0 trillion under management, as of December 31, 2018.

On January 16, 2018, BlackRock Advisors assigned the BlackRock Advisors Management Agreement, dated March 6, 2015, to the Advisor pursuant to Rule 2a-6 of the 1940 Act and the Company entered into a new investment management agreement with the Advisor (the “Current Management Agreement” or the “Management Agreement”). The Current Management Agreement has the same management and incentive fee terms as compared to the agreement previously entered into with BlackRock Advisors.

Administration

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides certain administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. Under the Administration Agreement, the Administrator provides certain administrative services in support of the Company’s officers, finance team, technology infrastructure and operations. Such services include trade processing and settlement for trades and the provision of accounting, tax regulatory and compliance, and legal and compliance support. For providing the accounting, tax regulatory and compliance, and legal and compliance services and facilities, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administrative agreement including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staff. Time spent on the Company by the Administrator’s personnel is compiled on a quarterly basis. The Company is then invoiced for an allocable portion of the Administrator’s personnel’s salary, bonus and benefits. The allocation includes the Company’s Interim Chief Financial Officer, Chief Compliance Officer and their respective staff. The Administrator is an affiliate of the Advisor.

Our Board assesses the reasonableness of such reimbursements for expenses allocated to us by the Administrator based on the breadth, depth and quality of such service. In making that determination, the Board considers that such services are provided to the Company at cost, such costs are shared across the BlackRock platform, where applicable, and that efficiencies are obtained because the Company is one of many BlackRock products serviced by the Administrator. Services provided by the Administrator are continuously reviewed and evaluated by the Board with a goal of optimizing services to the Company. For the years ended December 31, 2018, 2017 and 2016, we incurred $1,702,723, $1,039,221, and $1,304,172, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

Market opportunity

We believe that current market conditions present opportunities for investment in middle-market companies with attractive risk-adjusted returns for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were able to raise funds by raising debt in the capital markets in the past, we believe this approach to financing has become more difficult, as transactions have increased in size to address investors’ demands for greater liquidity in securities such as high yield bonds. In addition, we believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing large, liquid capital markets transactions.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their equity investments with senior secured and junior loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive advantages

We believe we possess the following competitive advantages over other capital providers to middle-market companies:

The BlackRock Platform: Our investment activities are carried out by the Advisor, a wholly owned indirect subsidiary of BlackRock. BlackRock is a leading publicly traded investment management firm with $6.0 trillion of assets under management at December 31, 2018. With employees in more than 30 countries, BlackRock provides a broad range of investment and risk management services to institutional and retail clients worldwide. We believe our affiliation with BlackRock provides us with access to one of the deepest, broadest investment platforms in the financial services industry, with strategies across asset classes and investment styles all backed by our industry leading technology and risk management. BlackRock’s platform provides our investment professionals with market, company and industry insights that enhances our investment and due diligence processes.

Acquisition and Integration of Tennenbaum Capital Partners, LLC (“TCP”): In August 2018, BlackRock completed the acquisition of TCP, a leading investment manager focused on middle market performing credit and special situations credit opportunities. We believe that the acquisition of TCP and integration of its operations will help add value for the Company’s stockholders. The investment teams and investment processes for the Company and TCP have been integrated, which benefits the Company through increased deal flow and added industry-specific expertise. As part of the integration, Howard M. Levkowitz and Rajneesh Vig, two of TCP’s principals, have joined the Investment Committee as voting members who bring vast experience and expertise in direct lending. Subsequent to December 31, 2018, the Company and TCP affiliated funds have begun to co-invest and we expect the frequency of co-investments to increase in the future. Additionally, we believe that the ability to co-invest with TCP affiliated funds helps to mitigate portfolio risk by increasing issuer and sector diversity.

Demonstrated ability to deploy capital consistent with our investment policies. Since our inception, we have invested in excess of $4.7 billion across 190 portfolio companies through December 31, 2018. We have a debt and income producing equity yield at fair value of approximately 11.5% at December 31, 2018 and a portfolio yield at fair value of 10.5%. During 2018, we invested approximately $308.6 million of gross assets. The weighted average portfolio yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from December 31, 2018 of all of our debt investments. The weighted average portfolio yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before payment of all of our fees and expenses, including any sales load paid in connection with an offering of our securities. There can be no assurance that the weighted average yield will remain at its current level. For the year ended December 31, 2018, the total return based on net asset value and total return based on market value was 1.61% and (4.41)%, respectively. Total returns are historical and are calculated by determining the percentage change in the net asset value or market value with all dividends and distributions, if any, reinvested. Total investment returns do not take into account any sales load paid in connection with an offering of our securities. Dividends and distributions are assumed to be reinvested at prices obtained under the company’s dividend reinvestment plan.

Proven transaction sourcing strategy. Since the inception of operations, we have sourced and reviewed more than 4,000 potential investments and have a proven process through which we have invested in excess of $4.7 billion through December 31, 2018. The Advisor identifies potential investments through its dynamic transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom the investment professionals and investment committee members have relationships. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Highly experienced investment team. Since April 2018, our investment activities have been carried out by our investment advisors, which is led by James E. Keenan, Interim Chief Executive Officer of the Company, and the Investment Committee. The voting members of the Investment Committee are currently James E. Keenan, Jason A. Mehring, R. Marshall Merriman Jr., Howard M. Levkowitz, Rajneesh Vig, Nik Singhal and Alex Dashiell. The investment professionals, as well as members of the Investment Committee, have extensive experience in fixed income, public equity and private equity investing, and possess a broad range of transaction, financial, managerial and investment skills.

Our executive officers and directors and the employees of BlackRock and certain of its affiliates, as well as members of the Investment Committee, serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed or to be managed in the future by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by the Advisor or its affiliates. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock Financial Management, Inc. (the “Administrator”). For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement.

Leverage

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date. On June 5, 2017, the Company entered into a Second Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which extended the commitment termination date on the Credit Facility from February 29, 2020 to June 5, 2021 and the maturity date from February 19, 2021 to June 5, 2022, respectively. On March 15, 2018, the Company entered into a Third Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which (i) permanently reduces the aggregate amount of multicurrency commitments under the Credit Facility from $440,000,000 to $400,000,000 and (ii) reduces the amount of shareholders’ equity required under the Credit Facility from $500,000,000 plus 25% of net proceeds from the sale of equity interests to $450,000,000 plus 25% of net proceeds from the sale of equity interests.

On June 13, 2017, the Company issued $143,750,000 in aggregate principal amount ($125,000,000 of the initial offering and $18,750,000 of the underwriters’ exercise of the overallotment option) of 5.00% Convertible Notes due 2022 (the “2022 Convertible Notes”) under an indenture, dated as of June 13, 2017. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately

$139,800,000. The 2022 Convertible Notes will mature on June 15, 2022, unless previously converted, repurchased or redeemed in accordance with their terms. The interest rate on the notes is 5.00% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2017. Holders may convert their notes at their option prior to the close of business on the business day immediately preceding December 15, 2021, in integral multiples of $1,000 principal amount, only under certain circumstances. Upon conversion of a note, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election at an initial conversion rate of 118.2173 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $8.46 per share of the Company’s common stock. On or after December 23, 2021, the Company may redeem the 2022 Convertible Notes for cash, in whole or from time to time in part, at its option in accordance with their terms.

The 2022 Convertible Notes are accounted for in accordance with ASC 470-20, Debt – Debt with Conversion and Other Options. The Company has determined that the embedded conversion options in the 2022 Convertible Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2022 Convertible Notes, at the time of issuance the Company estimated separate debt and equity components, and an original issue discount equal to the equity component was recorded in additional paid-in-capital in the accompanying Consolidated Statements of Assets and Liabilities.

Investment selection criteria

The Advisor chooses investments and constructs our portfolio based on the investment experience of its professionals and a detailed investment analysis for each investment opportunity. In analyzing each prospective portfolio company, the Advisor has identified several criteria it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for the Advisor’s investment decisions on our behalf, although each prospective portfolio company may fail to meet one or more of these criteria. Generally, the Advisor seeks to utilize its access to information generated by its investment professionals to identify prospective investments and to structure investments quickly and effectively. Furthermore, the Advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the company’s capital structure.

Value Orientation/Positive Cash Flow. The Advisor’s investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. The Advisor focuses on companies in which it can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, the Advisor does not invest in start-up companies or companies having speculative business plans.

Experienced Management. The Advisor generally requires that portfolio companies have an experienced management team. The Advisor also generally requires portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include having significant equity interests.

Strong Competitive Position in Industry. The Advisor seeks to invest in companies that have strong market positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. The Advisor seeks companies that demonstrate significant competitive advantages versus their competitors, which it believes should help to protect their market position and profitability.

Exit Strategy. The Advisor seeks to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to loans and debt securities, the Advisor expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments will be a key means by which we exit these investments over time. In addition, the Advisor also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, the Advisor will look to exit such investments via repurchases by the portfolio company, public offerings and sales pursuant to merger and acquisition transactions.

Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in the Advisor’s credit analysis. The Advisor emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Investment selection process

The Company’s investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is supported by a team of employees devoted to the Company, including investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

If a prospective investment is deemed to warrant further review, an investment team is assigned to the investment and the junior members of the team prepare a screening memo for internal discussion. The purpose of the screening meeting is to determine if the prospective investment fits the fund mandate and should require incremental team resources to diligence and execute, as determined by vote of the Investment Committee. At this time, the other investment professionals have the opportunity to identify diligence items, ask questions and raise concerns.

The Advisor selectively narrows prospective investment opportunities through a process designed to identify the most attractive opportunities. If the Investment Committee and the Company’s senior management determine that an investment opportunity merits pursuit, the Advisor engages in an intensive due diligence process. This process involves extensive research into the target company, its management, its industry, its growth prospects and its ability to withstand adverse conditions.

In conducting their due diligence, the Advisor’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers, among others. Though each transaction involves a somewhat different approach, the Advisor often undertakes the following due diligence steps. Initially, the investment team involved in the transaction may meet with management to get an insider’s view of the business and probe for potential weaknesses in business prospects. They may also visit headquarters and company operations, meeting top-and middle-level executives. Independently from the company, the investment team may check management’s backgrounds and references. With information provided by the company, the investment team performs a detailed review of historical financial performance and the quality of earnings. To assess both business prospects and standard practices, they may contact customers and vendors and conduct a competitive analysis, comparing the company to its main competitors on an operating, financial, market share and valuation basis. The investment team also researches the industry for historic growth trends and future prospects utilizing BlackRock’s industry analysts, third party research, industry association literature and general news. Furthermore, they assess asset value and the ability of physical infrastructure and information systems to handle anticipated growth and investigate any legal risks and the viability of current financial and accounting systems. Attorneys and independent accountants as well as outside advisors, as appropriate, may conduct additional due diligence on behalf of the Advisor.

After the Advisor has identified an investment opportunity, received approval at the screening meeting, and completed due diligence, the investment team involved in the transaction prepares a written investment analysis in the form of an investment committee memo, and presents their findings to all of the investment professionals at an Investment Committee meeting. At that time, the Investment Committee, which consists of the senior investment professionals, cast a vote for or against moving forward with the potential investment.

Investment structure

Once the Advisor determines that a prospective portfolio company is a suitable investment, it works with the management of that company, any intermediaries and other capital providers, including senior and junior debt security investors and equity capital providers, to structure an investment.

We invest in portfolio companies primarily in the form of senior and junior secured loans and unsecured and subordinated loans. The senior and junior secured loans generally have terms of three to ten years. We obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of the senior and junior secured loans. The collateral may take the form of first or second priority liens on the assets of a portfolio company.

The Advisor structures unsecured and subordinated debt securities and loans to have relatively high floating or fixed interest rates that provide us with current investment income. These debt securities and loans generally have terms of up to ten years. Such unsecured and subordinated debt securities and loans may have interest-only payments in the early years, with amortization of principal deferred to the later years of the loan. Also, some of these loans will be collateralized by a subordinate lien on some or all of the assets of the company.

In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind (“PIK”) interest. To the extent interest is PIK, it is payable through the increase of the principal amount of the loan by the amount of the interest due on the then-outstanding principal amount of the loan. We are required to recognize PIK interest, a non-cash source of income, as taxable income, increasing the amounts we are required to distribute to stockholders to qualify for the federal income tax benefits applicable to RICs.

In the case of the senior secured and junior loans, the Advisor tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, the Advisor seeks to limit the downside potential of our investments. The Advisor may accomplish this through requiring a total return on our investment (including both interest and potential equity appreciation) that compensates us for credit risk or through incorporating call protection into the investment structure. The Advisor may also negotiate covenants in connection with our investments that protect the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

In general, our debt investments include financial covenants and terms that require the portfolio company to reduce leverage over time, thereby enhancing its credit quality. These methods may include, among others: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to re-lever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

Structurally, subordinated loans usually rank junior in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of insolvency. However, subordinated loans rank senior to common and preferred equity in a borrower’s capital structure. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn higher interest yields than senior secured loans. We believe that subordinated loans offer an attractive alternative investment opportunity. In many cases investors in subordinated loans receive opportunities to invest directly in the equity securities of borrowers, and from time to time also may receive warrants to purchase equity securities.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We generally seek to structure the warrants to provide provisions protecting our rights as a minority-interest holder, and we generally seek to structure puts or rights to sell such securities back to the company upon the occurrence of specified events.

Our equity investments may consist of preferred equity that pays dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidations and dividends. In some cases, we may acquire common equity. Our equity investments frequently are not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. We may also receive equity through portfolio company restructurings. Our preferred and common equity investments typically are made in conjunction with loans to these companies.

Ongoing relationship with portfolio companies

The Advisor monitors our portfolio companies on an ongoing basis. The Advisor monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. The Advisor has several methods of evaluating and monitoring the performance and fair values of our investments, which may include the following and other methods:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;
•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	comparisons to other companies in the industry;
•	attendance at and participation in board meetings;
•	review of interim and annual financial statements and financial projections for portfolio companies; and
•	retention of third-party valuation firms to assist in determination of fair value.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. We may receive fees for these services. The Advisor will provide managerial assistance on our behalf to those portfolio companies that request this assistance. Employees of the Advisor have experience providing managerial assistance to private operating companies like our portfolio companies, and such assistance has tended to be related to board representation and to strategic and financing transactions. The Advisor generally will not receive any direct compensation from our portfolio companies for providing managerial assistance although it may do so from time to time.

Investment rating system

The Advisor generally employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings for different investments in one portfolio company, when appropriate. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 generally will be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.44 at December 31, 2018 and 1.35 at December 31, 2017. The following is a distribution of the investment ratings of our portfolio companies at December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Grade 1	$457,652,705	$642,413,532
Grade 2	159,795,245	35,193,161
Grade 3	29,850,000	14,630,321
Grade 4	24,354,996	65,698,306
Not Rated	—	5,487
Total investments	$671,652,946	$757,940,807

The investment rating process begins with each portfolio company or investment being initially evaluated by the investment team, led by a senior investment professional that is responsible for the portfolio company relationship. This evaluation generally is completed no less frequently than quarterly. At the Advisor’s weekly investment professionals’ meeting, the transaction team presents an update on the activities of any company rated below Grade 1. Each quarter, all investment professionals attend a separate investment rating meeting. At these quarterly meetings, the investment team responsible for each portfolio investment reviews each portfolio company and suggests a rating for each investment for discussion among the investment professionals. At the conclusion of discussion, and subject to the approval of the Company’s CEO, the Company’s Chief Financial Officer compiles the internal investment ratings quarterly for review by the Board of Directors.

Competition

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, collateralized loan obligation (“CLO”) funds, commercial financing companies, insurance companies, high yield investors and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC.

Staffing

Services necessary for our business are provided by individuals who are employees of BlackRock or the Administrator and its affiliates, pursuant to the terms of the Management Agreement and the Administration Agreement. Each of our executive officers is an employee of the Advisor or the Administrator and its affiliates. Our day-to-day investment operations are managed by the Advisor. At December 31, 2018, there were approximately 50 investment professionals who focus on origination and transaction development and monitoring of our investments. We reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Current Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. In addition, we reimburse the Administrator for our allocable portion of expenses it incurs in performing its obligations under the Administration Agreement, including rent as well as our allocable portion of any costs and expenses incurred by the Administrator relating to any non-investment advisory, administrative or operating services provided by the Administrator to us.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 40 East 52nd Street, New York, NY 10022. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our consolidated financial statements.

Portfolio composition

We have built an investment portfolio that includes primarily senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies. We invest a range of $10 million to $50 million of capital, on average, per transaction, although the investment sizes may be more or less and are expected to grow with our capital availability. Although most of our investments are in senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure of these companies, which may include investing in common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows. While our focus is to generate current income through these investments, we also seek capital appreciation.

We generally are not permitted to invest in any private company in which any of our affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with our affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds.

At December 31, 2018, our portfolio of 27 portfolio companies was invested 43% in senior secured loans, 23% in unsecured or subordinated debt securities, 30% in equity investments and 4% in senior secured notes.

Industry Composition

The industry composition of our portfolio, at fair market value, at December 31, 2018 and 2017 was as follows:

	December 31,
Industry	2018	2017
Finance	43.8%	29.5%
Chemicals, Plastics, & Rubber	15.4	16.3
Retail	6.8	6.1
Healthcare & Pharmaceuticals	6.8	5.3
Services: Business	6.5	9.9
Transportation: Cargo	5.4	—
Energy: Oil & Gas	4.1	9.6
Containers, Packaging, & Glass	3.8	3.3
Services: Consumer	3.2	7.0
Insurance	1.3	1.3
Aerospace & Defense	1.2	3.4
Capital Equipment	0.9	0.9
Metals & Mining	0.8	3.4
Construction & Building	—	2.6
Consumer Goods: Durable	—	0.9
High Tech Industries	—	0.5
Total	100.0%	100.0%

The geographic composition of the portfolio at fair value at December 31, 2018 was United States 97.6%, Canada 2.4%, and at December 31, 2017 was United States 96.5%, Canada 2.1%, Bermuda 0.9% and the Cayman Islands 0.5%. The geographic composition is determined by several factors including the location of the corporate headquarters of the portfolio company.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2018. Percentages shown for class of securities held by us represent percentage of the class owned at December 31, 2018 and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held at December 31, 2018 before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Our portfolio is actively managed and the information set forth in the table below is as of December 31, 2018 and does not reflect subsequent changes to the portfolio resulting from purchases, sales, redemptions, repayment or other actions we may have taken with respect to our portfolio securities.

We make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For more information relating to our investments in portfolio companies, see our schedules of investments included in our consolidated financial statements appearing elsewhere in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2018
Senior Secured Notes
Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Capital Equipment	Senior Secured Notes, Second Lien	—	$671,375
AGY Holding Corp.2556 Wagener Road Aiken, SC 29801	Chemicals, Plastics & Rubber	Senior Secured Notes, Second Lien	—	22,959,438
Total Senior Secured Notes				$23,630,813
Unsecured Debt
CB-HDT Holdings, Inc. (Hunter Defense Technologies, Inc.) 30500 Aurora Road, Suite 100 Solon, OH 44139	Aerospace & Defense	Unsecured Debt	—	$8,117,338
Gordon Brothers Finance Company Prudential Tower 800 Boylston Street, 27th Floor Boston, MA 02199	Finance	Unsecured Debt	—	110,689,939
Total Unsecured Debt				$118,807,277
Subordinated Debt
First Boston Construction Holdings, LLC One Adams Place, 859 Willard St., Suite 501 Quincy, MA 02169	Finance	Subordinated Debt	—	$40,000,000
Total Subordinated Debt				$40,000,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2018
Senior Secured Loans
Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Capital Equipment	Senior Secured Loans, First Lien	—	$5,141,099
AGY Holding Corp 2556 Wagener Road Aiken, SC 29801	Chemicals, Plastics & Rubber	Senior Secured Loans, First Lien	—	24,021,390
MBS OpCo LLC 101 Empty Saddle Trail Hailey, ID 83333	Services: Business	Senior Secured Loans, First Lien	—	14,701,500
Midwest Physician Administrative Services, LLC 1100 W 31st Street, Suite 300 Downers Grove, IL 60515	Healthcare & Pharmaceuticals	Senior Secured Loans, Second Lien	—	15,000,000
NorthStar Financial Services Group, LLC 17605 Wright Street Omaha, NE 68130	Services: Business	Senior Secured Loans, Second Lien	—	13,930,000
Outcomes Group Holdings, Inc. 1277 Treat Blvd, Suite 800 Walnut Creek, CA 94597	Services: Business	Senior Secured Loans, Second Lien	—	14,962,500
Paragon Films, Inc.3500 W. Tacoma Broken Arrow, OK 74012	Containers, Packaging & Glass	Senior Secured Loans, Second Lien	—	25,312,500
PharmaLogic Holdings Corp. 1 South Ocean Blvd. Suite #206 Boca Raton, Florida 33432	Healthcare & Pharmaceuticals	Senior Secured Loans, Second Lien	—	6,377,515
Red Apple Stores Inc.6877 Goreway Drive, Suite 3 Mississauga, Ontario L4V1L9	Retail	Senior Secured Loans, Second Lien	—	16,135,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2018
St. George 5 Logistics Drive South Kearny, NJ 07032	Transportation: Cargo	Senior Secured Loans, First Lien	—	$29,959,331
St. George 5 Logistics Drive South Kearny, NJ 07032	Transportation: Cargo	Senior Secured Loans, Delayed Draw, First Lien	—	6,139,430
Sur La Table, Inc. 5701 6th Avenue, Suite 466 Seattle, WA 98108	Retail	Senior Secured Loans, First Lien	—	29,850,000
United PF Holdings, LLC 7101 W Highway 71, Suite U-2 Austin, Texas 78735	Services: Consumer	Senior Secured Loans, First Lien	—	18,981,605
United PF Holdings, LLC 7101 W Highway 71, Suite U-2 Austin, Texas 78735	Services: Consumer	Senior Secured Loans, Delayed Draw, First Lien	—	2,416,848
Vertellus Holdings LLC 201 N Illinois Suite 1800 Indianapolis, IN 46204	Chemicals, Plastics & Rubber	Senior Secured Loans, First Lien	—	22,461,298
Vertellus Holdings LLC 201 N Illinois Suite 1800 Indianapolis, IN 46204	Chemicals, Plastics & Rubber	Senior Secured Loans, Second Lien	—	14,958,791
Westmoreland Resource Partners, LP (Oxford Mining Company, LLC) 9540 S Maroon Circle, Suite 300 Englewood, Colorado 80112	Metals & Mining	Senior Secured Loans, First Lien	—	5,272,577
Zest Acquisition Corp. 2875 Loker Avenue East Carlsbad, CA 92010 USA	Healthcare & Pharmaceuticals	Senior Secured Loans, Second Lien	—	24,250,000
Total Senior Secured Loans				$289,871,384
Preferred Stock
Advantage Insurance Inc. American International Plaza, Suite 710 245 Munoz Rivera Avenue San Juan, PR, 00918	Insurance	Preferred Stock	9.92%	$9,052,500
Gordon Brothers Finance Company Prudential Tower 800 Boylston Street, 27th Floor Boston, MA 02199	Finance	Preferred Stock	70.59%	33,821,486
KAGY Holding Company, Inc. (AGY Holding Corp.) 2556 Wagener Road Aiken, SC 29801	Chemicals, Plastics & Rubber	Preferred Stock	27.15%	2,276,044

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held		Fair Value at December 31, 2018
Red Apple Stores Inc. 6877 Goreway Drive, Suite 3 Mississauga, Ontario L4V1L9	Retail	Preferred Stock	100.00%		—
Total Preferred Stock					$45,150,030
Common Stock
Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Capital Equipment	Common Stock	12.03%		$—
Gordon Brothers Finance Company Prudential Tower 800 Boylston Street, 27th Floor Boston, MA 02199	Finance	Common Stock	80.10%		10,611,548
KAGY Holding Company, Inc. (AGY Holding Corp.) 2556 Wagener Road Aiken, SC 29801	Chemicals, Plastics & Rubber	Common Stock	27.27%		—
Red Apple Stores Inc. 6877 Goreway Drive, Suite 3 Mississauga, Ontario L4V1L9	Retail	Common Stock	100.00%		—
U.S. Well Services, Inc. 1360 Post Oak Boulevard, Suite1800 Houston, TX 77056	Energy: Oil & Gas	Common Stock, Class A	0.54%		1,726,940
U.S. Well Services, Inc. 1360 Post Oak Boulevard, Suite1800 Houston, TX 77056	Energy: Oil & Gas	Common Stock, Class B	6.90%	(2)	—
Total Common Stock					$12,338,488
Limited Partnership/Limited Liability Company Interests
BCIC Senior Loan Partners, LLC 40 East 52nd Street, 21st Floor New York, NY 10022	Finance	Limited Liability Company Interests	85.00%		$91,516,666
ETX Energy, LLC 10441 S. Regal Boulevard, Suite 210 Tulsa, OK 74133	Energy: Oil & Gas	Limited Liability Company Interests	0.45%		—
ETX Energy Management Company, LLC 10441 S. Regal Boulevard, Suite 210 Tulsa, OK 74133	Energy: Oil & Gas	Limited Liability Company Interests	0.55%		—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held		Fair Value at December 31, 2018
First Boston Construction Holdings, LLC One Adams Place, 859 Willard St., Suite 501 Quincy, MA 02169	Finance	Limited Liability Company Interests	34.84%		7,324,557
Marsico Holdings, LLC 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Limited Liability Company Interests	0.31%		—
MBS Parent, LLC 101 Empty Saddle Trail Hailey, ID 83333	Services: Business	Limited Liability Company Interests	5.46%	(1)	304,865
SVP-Singer Holdings LP 1714 Heil Quaker Boulevard, Suite 130 La Vergne, TN 37086	Consumer Goods: Durable	Limited Partnership Interests	14.16%		—
USWS Holdings LLC 1360 Post Oak Boulevard, Suite1800 Houston, TX 77056	Energy: Oil & Gas	Limited Liability Company Interests	6.90%	(2)	25,544,031
V Global Holdings LLC 201 N Illinois Suite 1800 Indianapolis, IN 46204	Chemicals, Plastics & Rubber	Limited Liability Company Interests	12.09%	(3)	17,164,835
Westward Dough Holdings, LLC 2190 East Pebble Road Las Vegas, NV 89123	Beverage, Food & Tobacco	Limited Liability Company Interests, Class D	15.00%	(4)	—
Total Limited Partnership/Limited Liability Company Interests					$141,854,954
Equity Warrants/Options
Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solan, OH 44139	Capital Equipment	Equity Warrants	2.47%		—
Facet Investment, Inc. 3900 N Commerce Dr East Point, GA 30344	Healthcare & Pharmaceuticals	Equity Warrants	1.80%		—
Marsico Parent Superholdco, LLC 1200 17th Street Suite 1600 Denver, CO 80202	Finance	Equity Warrants	2.35%		—
Total Equity Warrants/Options					—

(1)

The Company is the sole stockholder of MBS Group Holdings Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of MBS Parent, LLC and thus a non-controlled, affiliated investment.

(2)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of USWS Holdings, LLC and U.S. Well Services, Inc,. Class B Common Stock, and thus a non-controlled, affiliated investment.

(3)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of more than 5% (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.

(4)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total consolidated assets at December 31, 2018 or in which we own 5% or more of the portfolio company’s voting securities.

Advanced Lighting Technologies, Inc.

Advanced Lighting Technologies, Inc. is a vertically-integrated developer, manufacturer, and marketer of metal halide lighting products and materials primarily for the commercial, industrial, and outdoor market segments.

Advantage Insurance Inc. (f/k/a Advantage Insurance Holdings Ltd.)

Advantage Insurance Inc. and its subsidiaries underwrite specialty insurance contracts and provide related insurance services to business owners and high net worth individuals for their risk management and financial planning needs. Through its life insurance segment, Advantage Insurance Inc. underwrites private placement life insurance policies and annuity contracts. Its business insurance segment specializes in providing customized risk finance, risk protection and risk transfer solutions for small and medium-sized businesses using captive insurance and other alternative risk transfer methods.

AGY Holding Corp. & KAGY Holding Company, Inc.

AGY Holding Corp. is a leading manufacturer of advanced glass fibers that are used as reinforcing materials in numerous diverse high-value applications, including aircraft laminates, ballistic armor, pressure vessels, roofing membranes, insect screening, architectural fabrics and specialty electronics. The company serves end-markets that require glass fibers for applications with demanding performance criteria, such as: the aerospace, defense, construction, electronics and industrial end-markets.

BCIC Senior Loan Partners, LLC

BCIC Senior Loan Partners, LLC is a joint venture between BlackRock Capital Investment Corporation and Windward Investments LLC. The company was formed to make loans to and other investments in third-party portfolio companies.

First Boston Construction Holdings, LLC

First Boston Construction Holdings, LLC originates and services private homebuilder loans in Massachusetts, Connecticut, Rhode Island and New York. The company is part of The Grossman Companies, a vertically integrated organization operating two primary business lines: commercial real estate investment, including brokerage and property management, and real estate private lending, which operates as First Boston Capital Partners.

Gordon Brothers Finance Company

Gordon Brothers Finance Company is a specialty-lending business that originates senior secured loans to stressed middle market companies primarily secured by tangible assets. The company utilizes Gordon Brothers Group services and personnel to assist in its efforts to originate, underwrite and manage loans.

MBS Parent LLC & MBS OpCo LLC

MBS Parent LLC & MBS OpCo LLC are the leading provider of software services to the radio broadcasting industry. The companies provide an array of traffic and billing and corporate reporting systems critical to the efficient operations and management of a commercial radio station. In addition to its core traffic and billings software, the companies offer a number of complementary products aimed at enhancing the operating performance of a radio station.

Red Apple Stores Inc.

Red Apple Stores Inc. is a general merchandise retailer, servicing primarily rural communities in Canada with populations of less than 10,000, which are typically underserved from a retail perspective. Locations in these markets facilitate a high visit frequency and are more insulated from competition. The company currently operates over 140 stores across Canada, with locations in every province except Quebec.

St. George Warehousing & Trucking Co. of California, Inc.

St. George Warehousing & Trucking Co. of California, Inc. is the largest provider of outsourced container freight stations in North America and a growing provider of specialty distribution and related third party logistics services.

U.S. Well Services, Inc., & USWS Holdings LLC

U.S. Well Services, Inc. is an experienced provider of hydraulic fracturing services in unconventional oil and natural gas basins. The company, which has several operating facilities in Appalachian Basin hubs, has developed patented “Clean Fleet” technology to meet demanding pressure and pump rate requirements associated with unconventional reservoirs.

V Global Holdings LLC (f/k/a Vertellus Holdings LLC)

V Global Holdings LLC is a leading provider in the world of specialty chemicals for the agriculture, nutrition, pharmaceutical, fine chemicals, medical, personal care, plastics, coatings and many other industrial markets.

MANAGEMENT OF THE COMPANY

Directors and executive officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of seven members, six of whom are not “interested persons” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors. Each director holds office until his or her successor is elected and qualified or until his or her term as a director is terminated as provided in our bylaws. The address for each director and executive officer is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, New York 10022.

The directors and executive officers of the Company are as follows:

Name and Year of Birth	Position	Director Since	Expiration of Term
Independent Directors:
John R. Baron (1957)	Director	2013	2020
Jerrold B. Harris (1942)	Director	2005	2020
Mark S. Lies (1960)	Director	2016	2019
William E. Mayer (1940)	Lead Independent Director	2005	2021
Meridee A. Moore (1958)	Director	2017	2021
Maureen K. Usifer (1960)	Director	2005	2019
Interested Directors:
James E. Keenan(1) (1976)	Chairman of the Board / Interim Chief Executive Officer	2017	2019

Executive Officers:
James E. Keenan (1976)	Chairman of the Board / Interim Chief Executive Officer	2017	2019
Michael Pungello (1957)	Interim Chief Financial Officer and Interim Treasurer	N/A	N/A
Charles C.S. Park (1967)	Chief Compliance Officer	N/A	N/A

(1)

“Interested person” of BlackRock Capital Investment Corporation and of the Advisor within the meaning of the 1940 Act. Mr. Keenan is an interested person due to his positions with the Advisor and the Company. Mr. Keenan was appointed as an interested Class III Director and as the Chairman of the Board effective as of January 1, 2017.

Classes of directors

Our Board of Directors is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of stockholders on a staggered basis. Each class of directors will hold office for a three year term. Class I Directors, Messrs. Baron and Harris were reelected at our 2017 annual meeting of stockholders, Class II Directors, Ms. Moore and Mr. Mayer were reelected at our 2018 annual meeting of stockholders and Class III Directors, Ms. Usifer and Messrs. Keenan and Lies are expected to stand for election at our 2019 annual meeting of stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

The charter of the governance and compensation committee of the Board of Directors provides for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that in the Company’s view are necessary and desirable for such candidates. The knowledge, experience, skills, expertise and diversity of a director candidate are considered in their totality, and none of the criteria, in isolation, is controlling. The Company believes that the criteria set forth in the governance and compensation committee charter allow for directors who have balanced and diverse experience, skills, attributes and qualifications, which in turn allows the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Each director’s background experiences evinces the ability to perform his or her duties as a director effectively. In particular, these experiences include the director’s education or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as leadership of standing committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the conclusion that the director should serve (or continue to serve) as a director of the Company, is provided below, in “Biographical information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. Our Board of Directors’ chair, James E. Keenan, is the Company’s interested director. Mr. Keenan is an interested director because of his positions with the Advisor and the Company. In part because the Company is an externally-managed investment company, the Board of Directors believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of its investment adviser enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Keenan’s position with the Advisor better allows for the efficient mobilization of the Advisor’s resources at the Board of Directors’ behest and on its behalf.

On March 7, 2017, the Board of Directors approved the appointment of William E. Mayer to the newly created role of Lead Independent Director. Mr. Mayer has been a Director of the Company since 2005. The Board of Directors believes that the addition of this position will allow each director to enjoy more effective, accurate and efficient communication with the Company, the Advisor and management, and will facilitate the timely transmission of information among such parties.

Biographical information

The following is information concerning the business experience of our Board of Directors and executive officers.

Independent directors

John R. Baron, Director of the Company. Mr. Baron is Managing Partner of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors. In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron currently serves as a Director for Crystal Ridge Partners, Big Rock Sports, a leading distributor of hunting and fishing products, Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drilling rigs and Rufus Aviation Fund, an aerospace parts business. Mr. Baron also serves on the compensation committee for Big Rock Sports. Mr. Baron received a BS from Lehigh University, an MBA from Fordham University and he completed the Management Corporate Finance program at Harvard University.

Jerrold B. Harris, Director of the Company. Mr. Harris has been retired since 1999. From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds. Mr. Harris was a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex from 2007 to 2017. Mr. Harris was previously director of the Delta Waterfowl Foundation and Henry Troemner LLC and is currently a director emeritus of Ursinus College. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

Mark S. Lies, Director of the Company. From 2008 to 2011, Mr. Lies was a Board Member and Co-Chair of the Investment Committee of the Montana State University Foundation. From 2000 to 2005, Mr. Lies was Global Head of Loan Products and Co-Head of Leveraged Finance for Lehman Brothers Holdings, Inc. responsible for origination, underwriting, distribution, trading and portfolio management of global loan products. He was also a member of the Firm Wide, High Yield and Investment Grade committees, as well as the Business Development Committee. From 1999 to 2000, he was the Global Co-Head of Leveraged Finance for Bear Sterns & Co., Inc., where he was also a member of the Firm Wide and High Yield Credit committees. From 1987 to 1999, Mr. Lies was an employee of Bank of America Corporation, where his most recent title was Head of U.S. Syndicated Finance. From 1982 to 1986, he was a member of the Chevron Corporation’s Corporate Engineering Department. Mr. Lies received a B.S. in Chemical Engineering from Montana State University and an M.B.A. in Finance from the University of California, Los Angeles.

William E. Mayer, Lead Independent Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P ("Park Avenue"), which he co-founded. From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers), Hambrecht Partners Holdings, LLC (a financial services firm that uses technology and auction processes to access financial markets) and Rosehill Inc. (an oil and gas company). Mr. Mayer is also a director of Premier, Inc. (a healthcare performance improvement alliance for hospitals, and served as a director of   PEOPLExpress™ Airlines (an airlines company) until 2014. Mr. Mayer has been a director of numerous public, private and not-for- profit boards over the years. Mr. Mayer is a Trustee of the Aspen Institute and serves on its executive committee. Mr. Mayer is a former trustee of the Columbia Group of Mutual Funds. Mr. Mayer holds a B.S. degree and an M.B.A. degree from the University of Maryland.

Meridee A. Moore, Director of the Company. In 2002, Ms. Moore founded Watershed Asset Management, LLC (“Watershed”), a San Francisco based institutional investment manager. She is currently the Senior Managing Member and Chief Investment Officer of Watershed. Prior to founding Watershed, Ms. Moore was Partner and Portfolio Manager of Farallon Capital Management, L.L.C. Ms. Moore has over 25 years of financial services experience and serves on the boards of Fiduciary Counseling Corporation and NextGen Climate America, Inc. Ms. Moore has served as a Director of AMF Bowling Worldwide and Morgans Hotel Group, and of numerous educational and humanitarian non-profits where she sat on investment and governance committees. Ms. Moore received her B.A. from the University of Colorado and her J.D. from Yale Law School.

Maureen K. Usifer, Director of the Company. Ms. Usifer has been a member of the Green Mountain Care Board, a regulatory board in Vermont responsible for approving hospital budgets, insurance rates and capital projects, since May 2017. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from April 2012 until June 2016. From April 2009 until April 2012, Ms. Usifer served as Vice President of Investor Relations with Church & Dwight Co., Inc. ("Church & Dwight"), a major producer of baking soda and consumer products.  From May 2004 until April 2009, she was a senior finance director with Church & Dwight. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P. which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight's Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer's personal care businesses.   Ms. Usifer received an undergraduate degree in business from St. Michael's College and an M.B.A. in Finance from Clarkson University.

Interested directors

James E. Keenan, Chair of the Board of the Company, and Interim Chief Executive Officer of the Company. Mr. Keenan was appointed Interim Chief Executive Officer of the Company on April 30, 2018. Mr. Keenan has been Managing Director of BlackRock, Chief Investment Officer and Global Co-Head of Fundamental Credit as well as a member of BlackRock’s Global Operating Committee and the BlackRock Alternative Investment Executive Committee. Mr. Keenan leads the strategy for Global Fundamental Credit and is responsible for providing oversight of the investment process and performance, the partnerships with BlackRock’s distribution channels, and the team’s infrastructure. Mr. Keenan has oversight of the Investment Grade Credit and Sub-Investment Grade Credit businesses, is Chief Investment Officer of the Leveraged Finance team and also oversees alternative and distressed products. Prior to joining BlackRock in 2004, Mr. Keenan was a Senior High Yield Trader at Columbia Management Group. He began his investment career at UBS Global Asset Management where he was a Trader and Research Analyst from 1998 through 2003. Mr. Keenan earned a BBA degree in finance from the University of Notre Dame in 1998.

Executive officers

James E. Keenan, Interim Chief Executive Officer. See above.

Michael Pungello, Interim Chief Financial Officer and Interim Treasurer of the Company and Managing Director of BlackRock. Mr. Pungello is a member of Global Accounting and Product Services and is Co-Head of BlackRock’s Global Alternatives Operations. Mr. Pungello is responsible for administrative support for various alternative products including hedge funds, hedge fund of funds and private equity funds. In addition, Mr. Pungello is a member of the Business Operations Leadership Committee. Mr. Pungello served as CFO of BlackRock Global Horizons I L.P. from prior to 2012 to 2014. Mr. Pungello’s service with BlackRock dates back to 1998, including his years with Merrill Lynch Investment Managers, which merged with BlackRock in 2006. Prior to moving to his current role in 2006, Mr. Pungello was the Chief Financial Officer for Merrill Lynch Alternative Investments. Mr. Pungello began his career in 1979 at Deloitte & Touche where he was a Partner in Deloitte’s securities and investment company practices. Mr. Pungello earned a BBA degree in accounting from Fordham University in 1979 and an MBA degree in finance from New York University in 1987.

Charles C.S. Park, Chief Compliance Officer of the Company and Chief Compliance Officer of the Advisor. Mr. Park is the Chief Compliance Officer to BlackRock’s U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the “Funds”) and the Funds’ registered investment advisers, the Advisor and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors (“BGI”) with BlackRock in 2009 (the “Merger”). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI’s Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004. Mr. Park has a B.A. and a J.D. from the University of Michigan, Ann Arbor.

Committees of the Board of Directors

The Board of Directors currently has two committees: an audit committee and a governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent registered public accounting firm, financial and senior management and the Board, reviewing and commenting on preliminary valuation conclusions by independent valuation firms and overseeing our compliance with legal and regulatory requirements. The audit committee is presently composed of six persons, including Mses. Usifer (Chairperson) and Moore and Messrs. Baron, Lies, Harris and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Our Board of Directors has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Ms. Usifer meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance and Compensation Committee. The governance and compensation committee consists of Mses. Usifer and Moore and Messrs. Baron (Chair), Harris, Lies and Mayer, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. The governance and compensation committee operates pursuant to a charter approved by the Board of Directors. The governance and compensation committee performs those functions enumerated in the governance and compensation committee charter including, but not limited to, making nominations for the appointment or election of independent directors, reviewing independent director compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors and determining or recommending to the Board for determination, the compensation of any executive officers of the Company. Currently, the Company’s executive officers do not receive any direct compensation from the Company.

With respect to nominations to the Board of Directors, the governance and compensation committee may consider nominations for the office of director made by Company stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a recommendation to the Company’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of members to the Board of Directors or is required by the advance notice provision of the Company’s bylaws. For a candidate to be considered by the governance and compensation committee, a stockholder must submit the recommendation in writing and must include:

•

the name and record address of the stockholder, the class or series and number of shares of the Company which are owned beneficially or of record by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the stockholder, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Company which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate being named as a nominee and to serve as a director if elected. The governance and compensation committee may take into consideration the number of shares of the Company’s common stock held by the recommending stockholder and the length of time that such shares have been held. The governance and compensation committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the governance and compensation committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new directors should be added to the Board. The governance and compensation committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Company.

In 2018, the Board of Directors met five times, the audit committee met four times and the governance and compensation committee met twice. Each director attended at least 75% of the aggregate of (i) all regular meetings of the Board of Directors and (ii) all meetings of all committees of the Board of the Company on which the director served.

The Board of Directors’ role with respect to the Company is oversight. As is the case with most business development companies and investment companies, the Company’s investment adviser has responsibility for the day-to-day management of the Company, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board of Directors, acting at its scheduled meetings, or the Chairman, acting between Board of Directors meetings, interacts with and receives reports from senior personnel of service providers, including the Advisor’s portfolio management personnel. The Board of Directors receives periodic presentations and reports from senior personnel of the Advisor regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, business continuity, personal trading, valuation, and investment research. The Board of Directors also receives reports from counsel to the Company and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors’ audit committee receives periodic communications from the Company’s independent public accounting firm. The Board of Directors interacts with and receives reports from the Company’s Chief Compliance Officer in connection with each scheduled meeting and, at least on an annual basis, the Company’s independent directors meet separately from the Advisor and the Company’s management, with the Company’s Chief Compliance Officer and independent legal counsel on regulatory compliance matters. The Board of Directors’ oversight role does not make the Board of Directors a guarantor of the Company’s investments or activities. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company.

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors and executive officers for the fiscal year ended December 31, 2018. No compensation is paid to directors who are “interested persons.”

Name and Principal Position with the Company	Fees Earned From or Paid in Cash by the Company	Pension or Retirement Benefits Accrued As Part of the Company’s Expenses(1)	All Other Compensation	Total Compensation From the Company Received by Directors
Independent Directors
John R. Baron, Director	$118,000	None	None	$118,000
Jerrold B. Harris, Director	115,500	None	None	115,500
Mark S. Lies, Director	115,500	None	None	115,500
William E. Mayer, Director	138,000	None	None	138,000
Meridee A. Moore, Director	115,500	None	None	115,500
Maureen K. Usifer, Director	130,500	None	None	130,500
Interested Directors
James E. Keenan(2), Director and Interim
Chief Executive Officer	None	None	None	None
Non-Director Officers
Michael Pungello(3), Interim Chief Financial Officer
and Interim Treasurer	None	None	None	None
Charles C.S. Park(4),
Chief Compliance Officer	None	None	None	None
Michael J. Zugay(5),
Former Chief Executive Officer	None	None	None	None

(1)	We do not have a pension or retirement plan or deferred compensation plan, and directors do not receive any pension or retirement benefits.
(2)	Mr. Keenan was appointed as Interim Chief Executive Officer of the Company on April 30, 2018.
(3)	Mr. Pungello was appointed by the Board as Interim Chief Financial Officer and Interim Treasurer on October 20, 2017. Mr. Pungello is currently an employee of, and compensated by, the Advisor.
(4)	Mr. Park is currently an employee of, and compensated by, an affiliate of the Advisor.
(5)	Mr. Zugay resigned as Chief Executive Officer of the Company on April 27, 2018.

As compensation for serving on our Board, each Independent Director received an annual fee of $100,000 in 2018 and the lead Independent Director received an additional annual fee of $22,500. Additionally, each Independent Director receives meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chair of the audit committee receives an annual fee of $15,000 and the chair of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the close of business on March 28, 2019, information with respect to the ownership of our common stock by each beneficial owner who, insofar as is known to us, owned more than 5% of our outstanding shares of common stock, each Director, our chief executive officer, each of our other executive officers and our Directors and executive officers as a group. Ownership information for the directors and officers or those persons who beneficially own 5% or more of the outstanding shares of our common stock, if any, is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. Percentage of common stock is based on 68,836,255 shares of common stock outstanding at March 28, 2019. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
James E. Keenan(1)	Record and Beneficial	222,722	*	%
John R. Baron	Beneficial	21,922	*	%
Jerrold B. Harris	Beneficial	129,214	*	%
Mark S. Lies	Record and Beneficial	180,000	*	%
Meridee A. Moore(2)	Record	125,000	*	%
William E. Mayer	None	None	*	%
Maureen K. Usifer	Record and Beneficial	68,132	*	%
Michael Pungello	Beneficial	9,083	*	%
Charles C.S. Park	None	None	*	%
All officers and directors as a group (9 persons)(3)	Record and Beneficial	756,073	1.10%

*	Represents less than 1%.
(1)

181,722 shares represent phantom shares. A phantom share is the economic equivalent of one share of common stock and, subject to the applicable vesting requirements, becomes payable in cash. These phantom shares vest in equal installments on each of the first three anniversaries of the award.

(2)	Shares purchased by Watershed Equity Partners, LP, controlled by Ms. Moore.
(3)	The address for all our officers and Directors is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, NY 10022.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Our investment activities are carried out by the Advisor. James E. Keenan is the Interim Chief Executive Officer of the Company and a Managing Director of the Advisor and BlackRock. He is supported by the Advisor’s team of employees, including dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Company has entered into the Management Agreement with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Company has agreed to pay the Advisor a management fee based on the Company’s total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our executive officers and directors and the employees of the Advisor and certain of its affiliates, as well as members of its investment committee, serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. As a result, the Advisor may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. In certain cases, investment opportunities may be made other than on a pro rata basis. The Advisor and its affiliates intend to allocate investment opportunities in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate considering a variety of factors such as the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations. To the extent that investment opportunities are suitable for the Company and one or more co-investment vehicle, the Advisor will allocate investment opportunities pro rata among the Company and such co-investment vehicle based on the amount of funds each then has available for such investment taking into account these factors.

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a wholly-owned subsidiary of BlackRock, under which the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

In 2008, the Company’s Board of Directors approved a share repurchase plan under which the Company may repurchase up to 2.5 percent of its outstanding shares of common stock from time to time in open market or privately negotiated transactions. In 2009, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock. During April 2015, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock, or an additional 1,869,399 shares.

During April 2016, the Board of Directors approved an increase to the remaining amount of shares authorized to be repurchased to a total of 2,500,000 shares, and an extension to the plan until the earlier of June 30, 2017 or such time that all of the authorized shares have been repurchased. During May 2017, the Board of Directors approved an increase to the remaining amount of shares authorized to be repurchased, effective July 1, 2017, to a total of 2,500,000 shares, and an extension to the plan until the earlier of June 30, 2018 or such time that all of the authorized shares have been repurchased. On April 30, 2018, the Company’s Board of Directors authorized an additional 2,500,000 shares for repurchase, effective July 1, 2018 until the earlier of June 30, 2019 or such time that all of the authorized shares have been repurchased. Any amount of shares authorized for repurchase by the Board of Directors on April 30, 2018 that remains unpurchased after June 30, 2019 will no longer be authorized for repurchase. On October 30, 2018, the Company’s Board of Directors authorized an additional 3,000,000 shares for repurchase until the earlier of October 28, 2019, or such time that all of the authorized shares have been repurchased. On the same date, the Company’s Board of Directors extended the authorization period of the 1,218,577 shares which remained unpurchased from their April 30, 2018 authorization from June 30, 2019 to October 28, 2019, bringing the total authorized shares to 4,218,577.  As of December 31, 2018, 3,405,852 of the 4,218,577 shares remained available for repurchase. During the years ended December 31, 2018 and 2017, the Company purchased a total of 4,162,635, and 224,889 shares, respectively, of its common stock on the open market for $24,465,526 and $1,431,681 respectively, including brokerage commissions. Since inception of the repurchase plan through December 31, 2018, the Company has purchased 8,939,489 shares of its common stock on the open market for $62,200,028, including brokerage commissions. At December 31, 2018, the total number of remaining shares authorized for repurchase was 3,405,852. The Company currently holds the shares it repurchased in treasury.

The principal executive office of the Company and the Advisor is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Administrator is located at 55 East 52nd Street, New York, New York 10055.

See Note 3 to our consolidated financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

At December 31, 2018, BlackRock or its affiliates, reported that it beneficially owned 324,000 shares of our common stock, representing approximately 0.5% of the total shares outstanding. The Advisor is an indirect, wholly-owned subsidiary of BlackRock.

From time to time, we may invest in transactions in which our Directors and officers or the officers and employees of the Advisor and/or certain of its affiliates have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the interest will be disclosed to the investment committee, our senior management and our Board and we may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and the investment committee with respect to the transaction.

THE ADVISOR

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. James E. Keenan, our Interim Chief Executive Officer and a Managing Director of the Advisor and BlackRock, is our portfolio manager. He is primarily responsible for the day-to-day management of our portfolio and the investment professionals providing services to the Company and is supported by the Advisor’s team of employees, including investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Additionally, the Advisor utilizes BlackRock’s US Private Capital Group’s investment committee that includes Mr. Keenan and other senior management as well as other key personnel of the Advisor who have critical industry experience and relationships that we rely on to implement our business plan.

Portfolio Manager

James E. Keenan is the person primarily responsible for the day-to-day management of our portfolio.

Biographical information with respect to Mr. Keenan is set forth under “Management of the Company— Biographical information.”

Mr. Keenan is a Managing Director of the Advisor and is an employee of, and compensated by, the Advisor or an affiliate of the Advisor. Mr. Keenan receives no direct compensation from us.

The following table sets forth the dollar range of our common stock beneficially owned by the portfolio manager as of March 28, 2019.

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)(2)
James E. Keenan	over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price of $6.04 per share of our common stock on March 28, 2019 on The NASDAQ Global Select Market.

Such persons may not necessarily continue to hold such positions or be involved in the performance by the Advisor of its obligations to us during the entire term of the Management Agreement referred to below.

The investment committee’s role is limited to providing oversight and guidance to compliment and supervise the Advisor’s management of our investment portfolio.

Portfolio Management

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers compensation as of December 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Keenan is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Company, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Company. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Company. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Company by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Company. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the Company’s portfolio manager is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

The Management Agreement

Under the Management Agreement, the Advisor, subject to the overall supervision of the Board, manages our day-to-day operations and provides us with investment advisory services. For providing these services, the Advisor receives a base management fee at an annual rate of 1.75% of total assets (excluding cash), including any assets acquired with the proceeds of leverage, payable quarterly in arrears based on total asset valuation at the end of the prior quarter. On March 7, 2017, BlackRock Advisors, in consultation with the Company’s Board of Directors, agreed to waive incentive fees based on income from March 7, 2017 to December 31, 2018 or approximately 21 months which has subsequently been extended to June 30, 2019. The start date of the fee waiver coincides with the change to the fee calculation that was previously approved by stockholders on February 18, 2015. On January 16, 2018, BlackRock Advisors assigned the BlackRock Advisors Management Agreement, dated March 6, 2015, to the Advisor pursuant to Rule 2a-6 of the 1940 Act, and the Company entered into the Current Management Agreement with the Advisor. Accordingly, the Advisor is now our investment advisor. The Current Management Agreement has the same Management and Incentive Fee terms as compared to the BlackRock Advisors Management Agreement. Unless earlier terminated, the Current Management Agreement will remain in effect from year-to-year if approved annually by the Board or by the affirmative vote of the holders of a majority of outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons.

Quarterly Incentive Fee Based on Income. The Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee under certain circumstances. The Incentive Fee has two parts. The first portion is based on income other than capital gains and is calculated separately for each calendar quarter and will be paid on a quarterly basis. The Company will pay the Advisor the portion of the Incentive Fee based on income for each period after March 6, 2017 as follows:

(i) No Incentive Fee based on income other than capital gains for any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter.

(ii) 100% of the Pre-Incentive Fee Net Investment Income in any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized).

(iii) 20% of the Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter, that exceeds 2.1875% (8.75% annualized) of net assets attributable to common stock at the beginning of such quarter.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income under the management agreement after March 6, 2017.

Annualized Quarterly Incentive Fee Based on Income

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income comprising Incentive Fee

The calculations described above will be appropriately pro rated for any period less than a quarter and adjusted for net proceeds from any common stock issuances and the cost of any common stock repurchases during such quarter. The payment of any such Incentive Fee based on income otherwise earned by the Advisor will be deferred if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of net assets attributable to common stock at the beginning of such four quarter period as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar quarter period, with any deferred Incentive Fees to be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made in accordance with the investment management agreement.

Annual Incentive Fee Based on Capital Gains. The second portion of the Incentive Fee is based on capital gains and is calculated separately for each Annual Period. The Advisor will be entitled to receive an Incentive Fee based on capital gains for each Annual Period in an amount equal to 20% of the amount by which (1) net realized capital gains occurring during the period, if any, exceeds (2) gross unrealized capital depreciation, if any, occurring during the period. In calculating the portion of the Incentive Fee based on capital gains payable for any period, investments are accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains is determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses for the period and gross unrealized capital depreciation for the period.

For purposes of calculating the Incentive Fee, (i) “Annual Period” means the period beginning on July 1 of each calendar year, including the calendar year prior to the year in which the investment management agreement became effective, and ending on June 30 of the next calendar year; (ii) “Annualized Rate of Return” is computed by reference to the sum of (i) the aggregate distributions to common stockholders for the period in question and (ii) the change in net assets attributable to common stock (before taking into account any Incentive Fees otherwise payable during such period); (iii) “net assets attributable to common stock” means total assets less indebtedness and preferred stock; and (iv) “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with United States generally accepted accounting principles) accrued by the Company during the calendar quarter excluding any accruals for or payments in respect of the Incentive Fee.

Example of Calculation of Income Portion of Incentive Fee

Example 1—Incentive Fee Based on Income(1)

Formula

The formula for the portion of the Incentive Fee based on income for any quarter can be expressed as follows:

Incentive Fee with respect to Pre-Incentive Fee Net Investment Income—

•	When the Pre-Incentive Fee Net Investment Income for such quarter exceeds 1.75%(2) but does not exceed 2.1875% = 100% x (Pre-Incentive Fee Net Investment Income – 1.75%)
•	When the Pre-Incentive Fee Net Investment Income for such quarter exceeds 2.1875% = 100% x (2.1875% – 1.75%) + 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

Notwithstanding the foregoing, if the Annualized Rate of Return for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made payment is less than 7.0% of our net assets attributable to common stock at the beginning of such four quarter period, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period, the payment of such Incentive Fee will be deferred until the earliest quarter such four full calendar quarter Annualized Rate of Return requirement is satisfied.

Assumptions

•	Management fee(3) = 0.4375%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.0625%
•	After accounting for the distribution of income during each period, there is no change in the Company’s net assets

(1)

The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets attributable to common stock (defined as total assets less indebtedness and preferred stock). The example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to stockholders and (b) the change in our net assets attributable to common stock (defined as total assets less indebtedness and preferred stock) before taking into account any Incentive Fees accrued during the period, is at least 7.0% of our net assets attributable to common stock (defined as total assets less indebtedness and preferred stock) at the beginning of such four quarter period (as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar period). See Alternative 4 for an example of a failure to satisfy this assumption and Alternative 5 for an example of subsequent satisfaction of this assumption.

(2)

Represents quarterly percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the quarter.

(3)	Represents quarterly portion of an annual base management fee of 1.75% of the value of total assets.
(4)

Expressed as a percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period.

Alternative 1

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 1.25%
•	Pre-Incentive Fee Net Investment Income

= (investment income – (management fee + other expenses))

= (1.25% - (0.4375% + 0.0625%))

= 0.75%

Conclusion

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle rate, therefore there is no Incentive Fee based on income.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 2.40%
•	Pre-Incentive Fee Net Investment Income

= (investment income – (management fee + other expenses))

= (2.40% - (0.4375% + 0.0625%))

= 1.90%

Determination of Incentive Fee

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee payable with respect to income for the quarter.

•	Incentive Fee Based on Income

= 100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% and 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

= 100% x (1.90% – 1.75%) + 0%

= 100% x 0.15%

= 0.15%

Alternative 3

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 3.50%
•	Pre-Incentive Fee Net Investment Income

= (investment income – (management fee + other expenses))

= (3.50% - (0.4375% + 0.075%))

= 3.00%

Determination of Incentive Fee

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee payable with respect to income for the quarter.

•	Income Based Incentive Fee

= 100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

= 100% x (2.1875% – 1.75%) + 20% x (3.0% – 2.1875%)

= 0.4375% + (20% × 0.1825%)

= 0.4375% + 0.1625%

= 0.60%

Alternative 4

Additional Assumptions

During most recently completed quarter (Q4):

•	Investment Income = 3.50%
•	Pre-Incentive Fee Net Investment Income

= (investment income – (management fee + other expenses))

= (3.50% - (0.4375% + 0.0625%))

= 3.00%

During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%
•	Q2 Pre-Incentive Fee Net Investment Income = 1.00%
•	Q3 Pre-Incentive Fee Net Investment Income = 1.50%
•	All Pre-Incentive Fee Net Investment Income is distributed during the period.
•	After accounting for the distribution of the net investment income during the period, there is no change in our net assets during the period.

Determination of Incentive Fee

During most recently completed quarter:

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•	Incentive Fee Based on Income

= 100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

= 100% x (2.1875% – 1.75%) + 20% x (3.00% – 2.1875%)

= 0.4375% + 0.1625%

= 0.60%

During four quarter period ending with most recently completed quarter:

•	Annualized Rate of Return (5)

= (Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (ourchange in net assets attributable to common stock)

= (1.00% + 1.00% + 1.50% + 3.00%) + (0)

= 6.50%

(5)	Annualized Rate of Return is measured before any calculation of Incentive Fees for income or capital gains.

Conclusion

Although an Incentive Fee is payable for such quarter, because the Annualized Rate of Return over the four quarter period is less than 7.00%, the payment is deferred until the first quarter for which the Annualized Rate of Return over the four quarter period including such subsequent quarter equals or exceeds 7.00%.

Alternative 5

Additional Assumptions

During most recently completed quarter (Q4):

•	Investment Income = 4.00%
•	Pre-Incentive Fee Net Investment Income

= (investment income – (management fee + other expenses))

= (4.00% – (0.4375% + 0.0625%))

= 3.50%

During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%
•	Q2 Pre-Incentive Fee Net Investment Income = 1.50%
•	Q3 Pre-Incentive Fee Net Investment Income = 3.00%
•	All Pre-Incentive Fee Net Investment Income is distributed during the period.
•	After accounting for the distribution of the Pre-Incentive Fee Net Investment Income during the period, there is no change in our net assets attributable to common stock during the period.
•	Deferred income based Incentive Fee during the period = 0.60%

Determination of Incentive Fee

During most recently completed quarter:

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•	Incentive Fee Based on Income

= 100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

= 100% x (2.1875% – 1.75%) + 20% x (3.50% – 2.1875%)

= 0.4375% + 0.2625%

= 0.70%

During four quarter period ending with most recently completed quarter:

•	Annualized Rate of Return (5)

= (Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (our change in net assets attributable to common stock)

= (1.00% + 1.50% + 3.00% + 3.50%) + (0)

= 9.00%

(5)	Annualized rate of return is measured before any calculation of Incentive Fees for income or capital gains.

Conclusion

Both the current quarter income based Incentive Fee of 0.70% and the earlier deferred income based Incentive Fee of 0.60% are paid.

Example 1—Incentive Fee Based on Capital Gains

Formula

The formula for the capital gains portion of the Incentive Fee for each July 1 through June 30 “Annual Period” can be expressed as follows:

Incentive Fee with respect to capital gains = 20% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation)

Alternative 1

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)
•	Year 2: Investment A is sold for $50.0 million and fair value of Investment B determined to be $32.0 million
•	Year 3: fair value of Investment B determined to be $25.0 million
•	Year 4: Investment B sold for $31.0 million

Determination of Incentive Fee

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None (No sales transactions)
•	Year 2: $6.0 million (20% multiplied by $30.0 million realized capital gains on sale of Investment A)
•	Year 3: None
•	Year 4: $1.2 million (20% multiplied by $6.0 million realized capital gains on sale of Investment B)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50.0 million, fair value of Investment B determined to be $25.0 million and fair value of Investment C determined to be $25.0 million
•	Year 3: fair value of Investment B determined to be $27.0 million and Investment C sold for $30.0 million
•	Year 4: fair value of Investment B determined to be $35.0 million
•	Year 5: Investment B sold for $20.0 million

Determination of Incentive Fee

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None (No sales transactions)
•	Year 2: $5.0 million (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))
•	Year 3: $1.0 million (20% multiplied by $5.0 million realized capital gains on Investment C)
•	Year 4: None (No sales transactions)
•	Year 5: None

Incentive Fee Based on Income Waiver

On March 7, 2017, BlackRock Advisors, in consultation with the Company’s Board of Directors, agreed to waive incentive fees based on income after March 6, 2017 to December 31, 2018 or approximately 21 months, which has subsequently been extended to June 30, 2019 (see Note 14 to the attached consolidated financial statements). The Advisor has agreed to honor such waiver. The start date of the fee waiver coincides with the change to the fee calculation mentioned above. The waivers for incentive fees based on income for the year ended December 31, 2018, and the period after March 6, 2017 to December 31, 2017 were $8,510,866 and $7,980,098, respectively, resulting in no net Incentive Fees based on income earned by the Company.

Payment of our expenses

All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;
•	calculating our net asset value (including the cost and expenses of any independent valuation firms);
•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of future offerings of common shares and other securities, if any;
•	the base management fee and any incentive management fee;
•	dividends and distributions on our preferred shares, if any, and common shares;
•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;
•	transfer agent, trustee, registrar, paying agent and custodial fees;
•	registration fees;
•	listing fees;
•	taxes;
•	independent director fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	a portion of our directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

The Management Agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for administrative or operating services, office space rental, office equipment and utilities allocable to the Advisor under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. For the years ended December 31, 2018, 2017 and 2016, we incurred $350,000, $350,004, and $350,004 respectively, for such investment advisor expenses under the Management Agreement. From time to time, the Advisor may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Reimbursements to the Advisor for such purposes for the years ended December 31, 2018, 2017 and 2016 were $280,932, $182,767 and $5,921, respectively.

Management and Incentive Fee Based on Income Until March 6, 2017

The BlackRock Advisors Management Agreement provided that BlackRock Advisors or its affiliates were entitled to an incentive management fee based on income under certain circumstances until March 6, 2017. The Incentive Fee based on income until March 6, 2017 was calculated in the same manner as the Incentive Fee based on income in the previous management agreement. The determination of the Incentive Fee based on income until March 6, 2017, as described in more detail below, resulted in BlackRock Advisors or its affiliates receiving no Incentive Fee based on income payments if returns to stockholders did not meet an 8.0% annualized rate of  return during the applicable fee measurement period, and resulted in BlackRock Advisors or its affiliates receiving less than the full amount of the Incentive Fee based on income percentage until returns to stockholders exceeded an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to net asset value and does not take into account changes in the market price of the common stock.

Until March 6, 2017, BlackRock Advisors was entitled to receive the Incentive Fee based on income if the performance exceeded a “hurdle rate” during different measurement periods: trailing four quarters’ periods (which apply only to the portion of the Incentive Fee based on income based on income) and annual periods (which apply only to the portion of the Incentive Fee based on income based on capital gains). The “trailing four quarters’ periods” for purposes of determining the income portion of the Incentive Fee based on income payable for the three months ended December 31, 2017, 2016 and 2015 was determined by reference to the four quarter periods ended on December 31, 2017, 2016 and 2015, respectively. The term “annual period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year. For more information about the incentive fee through March 6, 2017, see “Notes to Consolidated Financial Statements—Agreements and related party transaction.”

Indemnification

The management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, and provides for indemnification by us of its members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to certain limitations and conditions.

Board and stockholder approval of the management agreement

At a special meeting of the Company’s stockholders, held on February 18, 2015, the Company’s stockholders approved a new investment management agreement between the Company and BlackRock Advisors to permit BlackRock Advisors to serve as the Company’s investment adviser following the completion of the sale of certain assets related to managing the Company from the Company’s previous investment adviser, 52nd Street Capital Advisors LLC, formerly BlackRock Kelso Capital Advisors LLC (the “Previous Advisor” or “52nd Street”, to BlackRock Advisors. BlackRock Advisors is a wholly owned indirect subsidiary of BlackRock. The Transaction was completed on March 6, 2015 and, pursuant to the BlackRock Advisors Management Agreement, dated as of March 6, 2015, BlackRock Advisors began managing the Company’s investment activities. Prior to the consummation of the Transaction, the Company had entered into an investment management agreement with 52nd Street, which is referred to as the “previous management agreement.” The BlackRock Advisors Management Agreement had the same management and incentive fee terms as the previous agreement until March 6, 2017 and thereafter had different management and incentive fees terms as compared to the previous management agreement. On January 16, 2018, BlackRock Advisors assigned the BlackRock Advisors Management Agreement, dated March 6, 2015, to the Advisor pursuant to Rule 2a-6 of the 1940 Act and the Company entered into the Current Management Agreement. Accordingly, the Advisor is now our investment adviser. The Current Management Agreement has the same management and incentive fee terms as compared to the agreement previously entered into with BlackRock Advisors.

Duration and termination

Unless earlier terminated, the Management Agreement will remain in effect for successive periods of twelve months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of our Board or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board who are not parties to the Management Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. In November 2017, our Board approved the Management Agreement for a successive 12 months. We may terminate the Management Agreement as a whole at any time, without the payment of any penalty, upon the vote of a majority of our Board or a majority of our outstanding voting securities or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Management Agreement will also immediately terminate in the event of its assignment.

Organization of the Advisor

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment adviser with the SEC under the Advisers Act. Its principal executive offices are located at 40 East 52nd Street, New York, New York 10022. The Advisor is an indirect, wholly-owned subsidiary of BlackRock.

Administration agreement

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides certain administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. For the years ended December 31, 2018, 2017 and 2016, we incurred $1,702,723, $1,039,221, and $1,304,172, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations, when available, from an independent pricing service or one or more broker-dealers or market makers and may utilize the average of the range of bid and ask quotations as a practical expedient for fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for substantially all of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process applied each quarter, as described below:

(i)

The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii)

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors (with the exception of statements and materials related to investments priced directly by the Advisor as described in (iv) below), such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The audit committee of the Board of Directors reviews the preliminary valuations prepared by the independent valuation firm and the Advisor, as applicable;
(iv)

The fair value of certain investments, comprising in the aggregate, less than 5% of the Company’s net asset       value and no more than 15% of total positions held, respectively, may be determined by the Advisor in good faith without the engagement of an independent valuation firm in accordance with the Company’s valuation policy; provided that if only the threshold with respect to the number of all positions valued at zero or immaterial amounts is exceeded, the Advisor may request Board approval to not request a fair valuation from an independent valuation firm for all such positions; and

(v)

The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms (to the extent applicable) and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, (e.g. non-performance risk), its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is held at amortized cost, which the Advisor believes approximates fair value under the circumstances. As of that date, an independent valuation firm may conduct an initial independent appraisal of the investment.

Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the Financial Accounting Standards Board (“FASB”), defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. ASC 820-10 defines fair value as the price that a company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us.

Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2—Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

Determinations in connection with offerings

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or sell warrants, options, rights or units to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors closely approximates the market value of such securities (less any distributing commission or discount).

We obtained approval at our 2018 Special Meeting of Stockholders held on May 4, 2018 to allow us the flexibility, with the approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share subject to the policy of our Board of Directors that the Company shall not sell or otherwise issue more than 25% of the Company’s then outstanding shares of common stock (immediately prior to such sale or issuance) at a price below its then current net asset value per share. As a result of obtaining this approval from stockholders, we may issue shares of our common stock at a price below its then current net asset value per share, subject to the foregoing conditions and the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests.

In connection with each offering of shares of our common stock to the extent that we do not have stockholder approval to sell shares of our common stock below net asset value, the Board of Directors or a committee thereof would be required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made, subject to certain exceptions discussed above. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of your common shares elects to receive cash by contacting BNY Mellon Investment Servicing (U.S.) Inc., or BMIS, agent for stockholders in administering our amended and restated dividend reinvestment plan, or the plan, all distributions declared for you in common shares of our company will be automatically reinvested by the plan agent in additional common shares of our company. If the registered owner of your common shares elects not to participate in the plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by BMIS, as dividend disbursing agent. You may elect not to participate in the plan and to receive all distributions in cash by sending written instructions or by contacting BMIS, as dividend disbursing agent, at the address set forth below. Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the plan agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of our company for you. As this approach may cause you to incur brokerage charges or other transaction costs, we recommend that you consult with your broker or financial adviser. If you wish for all distributions declared on your common shares of our company to be automatically reinvested pursuant to the plan, please contact your broker.

The plan agent will open an account for each common stockholder under the plan in the same name in which such common stockholder’s common shares are registered. Whenever we declare a distribution payable in cash, non-participants in the plan will receive cash and participants in the plan will receive the number of common shares referred to below. The common shares will be paid to the plan agent for the participants’ accounts through receipt of additional unissued but authorized common shares or treasury common shares from us, or through shares purchased on the open-market, as discussed below.

On March 6, 2018, the Board of Directors of Company adopted amendments to the plan. Under the terms of the amended plan, if the Company declares a dividend or determines to make a capital gain or other distribution, the reinvestment plan agent will acquire shares for the participants’ accounts, depending upon the following circumstances, (i) through receipt of additional unissued but authorized shares from the Company (“newly issued shares”) and/or (ii) by purchase of outstanding shares on the open market (“open-market purchases”). If, on the distribution payment date, the last quarterly net asset value per share (“NAV”) is equal to or less than the closing market price per share on such distribution payment date (such condition often referred to as a “market premium”), the reinvestment plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV or (ii) 95% of the closing market price on the distribution payment date. If, on the distribution payment date, the NAV is greater than the closing market price per share on such distribution payment date (such condition often referred to as a “market discount”), the reinvestment plan agent may, upon notice to the reinvestment plan agent from the Company, either (a) invest the distribution amount in newly issued shares on behalf of the participants or (b) invest the distribution amount in shares acquired on behalf of the participants in open-market purchases. In the event that the Company elects to have the reinvestment plan agent invest the distribution amount in newly issued shares on behalf of the participants, the number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the closing market price on the distribution payment date. In the event that the Company elects to have the reinvestment plan agent invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, the number of shares issued to each participant will be determined by dividing the dollar amount of the distribution by the weighted average price per share (including any applicable brokerage commissions) for all shares purchased by the reinvestment plan agent in the open market in connection with the distribution. The reinvestment plan agent will have until the last business day before the next date on which the shares trade on an “ex-distribution” basis or 30 days after the distribution payment date, whichever is sooner (the “last purchase date”), to invest the distribution amount in shares acquired in open-market purchases. If the reinvestment plan agent is unable to invest the full distribution amount in open-market purchases on the last purchase date, the reinvestment plan agent shall invest any uninvested portion in newly issued shares at the closing market price per share on the last purchase date. If the market discount shifts to a market premium based on the closing market price per share at any day during the purchase period, the reinvestment plan agent shall cease making open-market purchases after such day and invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the process described under the market premium condition with the date of such shift from market discount to market premium substituting for the distribution payment date. In either of the above scenarios where a combination of open-market purchases and newly issued shares is used to fulfil the plan’s requirements, the number of shares issued to each participant will be determined by dividing the dollar amount of the distribution by the weighted average price per share of the two methods including any applicable brokerage commissions.

The plan agent maintains all stockholders’ accounts in the plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common shares in the account of each plan participant will be held by the plan agent on behalf of the plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the plan. The plan agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the plan.

There will be no brokerage charges with respect to common shares issued directly by us. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. For additional details, see “Material U.S. Federal Tax Matters.” Participants that request a sale of shares through the plan agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

We reserve the right to amend or terminate the plan. There is no direct service charge to participants in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants.

All correspondence concerning the plan should be directed to the plan agent at BNY Mellon, c/o Computershare, P.O. Box 505000, Louisville, KY, 40233-5000.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our amended certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $0.001 per share, of which 68,836,255 shares were outstanding as of March 28, 2019, and 500 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of March 28, 2019.

Set forth below are our outstanding classes of capital stock as of March 28, 2019.

	Title of Class	Amount Authorized	Amount Held by Company or for its Account	Amount Outstanding Exclusive of Amount Shown Under
BlackRock Capital Investment Corporation	Common Stock	200,000,000	9,025,032	68,836,255

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future under the Securities Act of 1933 in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, or 150% under certain circumstances, and the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our amended certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and
•

subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66- 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66- 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws.

Limitations of liability and indemnification

Under our amended certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. Our Board of Directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our  Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

We have obtained approval at our 2011 Annual Meeting of Stockholders to allow us the flexibility, with the approval of the Board of Directors, to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization we obtained granting us the right to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration and is applicable only to such securities. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within ten years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the Board of Directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See “Description of Our Subscription Rights.”

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;
•	the exercise price or a formula for the determination of the exercise price for such subscription rights;
•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and
•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We currently have our Senior Secured Notes and Convertible Notes outstanding; however, we may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of our Senior Secured Notes or Convertible Notes. See “The Company—Leverage” for a description of our Senior Secured Notes and Convertible Notes.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and Wilmington Trust, National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. We may, if approved by our stockholders (effective the day after such approval) or if approved by a required majority, as defined in the 1940 Act, of our Board of Directors (effective one year after such approval), decrease our asset coverage to 150%. We currently have not determined whether to take advantage of the additional leverage. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of securities in registered form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of securities in registered form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Issuance of securities in registered form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary,

•	if we notify the trustee that we wish to terminate that global security, or
•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and paying agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Global securities”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	we do not pay interest on a debt security of the series within 30 days of its due date.
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date.
•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.
•

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.
•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture provisions—subordination” below. In order to achieve covenant defeasance, we must do the following:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture provisions—subordination”.

Form, exchange and transfer of certificated registered securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,
•	without interest coupons, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture provisions—subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The trustee under the indenture

Wilmington Trust, National Association will serve as the trustee under the indenture.

Certain considerations relating to foreign currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-entry securities

DTC will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 1.3 million active issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 131 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS

The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;
•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and
•	whether the units will be issued in fully registered or global form.

REGULATION

We are a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;
•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:
•

does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million;

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital surplus of not less than $2 million.
•	Securities of any eligible portfolio company which we control.
•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation— Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet certain diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% under certain circumstances) immediately after each such issuance. We may, if approved by our stockholders (effective the day after such approval) or if approved by a required majority, as defined in the 1940 Act, of our Board of Directors (effective one year after such approval), decrease our asset coverage to 150%. We currently have not determined whether to take advantage of the additional leverage. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy each code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database at http://www.sec.gov . You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov , or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

The Advisor, through the Administrator’s operations group, has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to the Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by the Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. The Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our stockholders. If there is any possibility that a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer

BlackRock Capital Investment Corporation

40 East 52nd Street

New York, NY 10022

Other

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet certain requirements including source of income, asset diversification and distribution requirements. See “Material U.S. Federal Tax Matters.”

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, reviewed these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designated a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly on brokerage or research services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL TAX MATTERS

The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, pension plans and trusts, tax-exempt organizations, partnerships or other pass-through entities, U.S. stockholders (as defined below) whose financial currency is not the U.S. dollar, persons who mark-to-market our shares and persons holding our common shares as part of a “hedge”, “straddle”, “conversion” or other integrated transaction, persons engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, or nonresident individuals who have been present in the United States for 183 or more days during the taxable year. This discussion assumes that investors hold our common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. Federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, subscription rights, or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” is a beneficial holder of shares of our common stock that is for U.S. federal income tax purposes (1) a person who is a citizen or individual resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares of our common stock, the tax treatment of the partnership and each partner generally will depend on the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their independent tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company as a RIC

We intend to qualify each year to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year, (b) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (c) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses (other than the securities of other RICs), or the securities of one or more QPTPs.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have not yet received SEC Certification, but it is possible that we will receive SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include in the computation of the 50 percent value of our assets (described in (c)(i) above) the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5 percent of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to our stockholders. To the extent that we retain any investment company taxable income or net capital gain (as described below) for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests discussed above. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement (as discussed below), we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax payable by us (the “Excise Tax Avoidance Requirement”). To avoid this tax, we must distribute during each calendar year an amount equal to at least the sum of:

(1) 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) 98.2 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our fiscal year); and

(3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4 percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not qualify as a RIC or do not satisfy the Annual Distribution Requirement, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits. In the case of non-corporate stockholders, such distributions would generally be eligible for the reduced maximum rate applicable to “qualified dividend income.”, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We may decide to be taxed as a corporation even if we would otherwise qualify as a RIC.

Company investments

We may make certain investments that would subject us to special provisions of the Code that may, among other things, defer or disallow the use of certain deductions or losses or affect the holding period of securities held by us or the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to our overall investment activities, generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain circumstances we may recognize income before or without receiving cash representing such income or may be subject to limitations on the deductibility of our cash expenses, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining favorable RIC treatment and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for favorable RIC treatment and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to you as ordinary income to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Provided that certain holding period and other requirements are met, such distributions may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that our income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gains rates to the extent that we receive qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations. There can be no assurance as to what portion of our distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income. Distributions made to you from our net capital gain (which is the excess of net long-term capital gains over net short-term capital losses) (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains (currently at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the length of time you have owned our shares, and regardless of whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset).

In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A stockholder will recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividends) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to various limitations under the Code.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the reduced maximum rate applicable to “qualified dividend income”). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup Withholding. We may be required to withhold federal income tax (“backup withholding”), from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the Internal Revenue Service.

Medicare Tax

Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from us and capital gains from the sale or other disposition of our stock.

Taxation of non-U.S. stockholders

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In this latter case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States. In this latter case, the distributions or gains, as the case may be, will be subject to federal income tax at the rates applicable to U.S. stockholders (and may be subject to an additional 30% branch profits tax in the case of a non-U.S. stockholder that is a corporation), and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain such refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business carried on by the corporate non-U.S. stockholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders should consult their independent tax advisor with respect to the particular tax consequences to them of an investment in our shares.

Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or an acceptable substitute or successor Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Withholding at a rate of 30% is required on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity is subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

Backup Withholding. A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN or W-8BEN-E (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their independent tax advisor with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their independent tax advisor concerning the tax considerations relevant to their particular situation.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisor. Certain investment activities of the Advisor, the Sub-Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Company and/or other accounts managed by BlackRock or PNC, may present conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of the Company, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Company. These are considerations of which investors in the Company should be aware, and which may cause conflicts of interest that could disadvantage the Company and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Company.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Company and/or that engage in transactions in the same types of securities, currencies and instruments as the Company. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Company invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Company invests, which could have an adverse impact on the Company’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Company’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Company.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the Company, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Company. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Company, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Company are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implement a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Company, market impact, liquidity constraints, or other factors could result in the Company receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Company could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Company to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Company may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Company may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts or funds, and the purchase of a security or covering of a short position in a security by the Company may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts or funds.

In certain circumstances, BlackRock, on behalf of the Company, may seek to buy from or sell securities to another fund or account advised by BlackRock or an Affiliate. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients or clients of Affiliates (“cross trades”), including the Company, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Company. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Company has invested, and those activities may have an adverse effect on the Company. As a result, prices, availability, liquidity and terms of the Company’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Company may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Company’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Company. Moreover, it is possible that the Company will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Company may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock and/or one or more Affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached. For example, the investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may limit the investment opportunities for the Company in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Company, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Company in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Company and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Company. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Company.

The Company may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Company, the investment management fee amounts paid by the Company to BlackRock may also increase. The liquidity of the Company may be impacted by redemptions of the Company by model-driven investment portfolios.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, these principals and employees may have obligations to such other entities or their clients and such obligations to other entities or clients may be a consideration of which investors in the Company should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Company in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Company, and such party may have no incentive to assure that the Company obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Company may enhance the profitability of BlackRock or its Affiliates.

One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Company invests or which may be based on the performance of the Company. The Company may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Company.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Company. To the extent affiliated transactions are permitted, the Company will deal with Affiliates on an arms-length basis.

To the extent authorized by applicable law, one or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Company. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel, which may have an adverse effect on the Company.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Company as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Company or its shareholders will be required, and no fees or other compensation payable by the Company or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Company, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Company. The Company will be required to establish business relationships with its counterparties based on the Company’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Company’s establishment of its business relationships, nor is it expected that the Company’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Company’s creditworthiness.

Purchases and sales of securities for the Company may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Company will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Company. In addition, under certain circumstances, the Company will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates, to the extent permitted by applicable law) that furnish BlackRock, the Company, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Company and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Company based on the amount of brokerage commissions paid by the Company and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Company and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or its Affiliates has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Company. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Company. Increasing the Company’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Company’s expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of the Company acquired for their own accounts. A large sale of shares of the Company by BlackRock or its Affiliates could significantly reduce the market price of the Company’s common shares.

It is possible that the Company may invest in securities of, or engage in transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or other interests or in which an Affiliate makes a market. The Company also may invest in securities of, or engage in transactions with, companies to which an Affiliate provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Company and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Company, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Company’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Company.

As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than 1/2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Company. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Company or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Company or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Company may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Company’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Company’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Company’s pricing vendors and/or fund accountants, there may be instances where the Company’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the prospectus, when market quotations for investments are not readily available or are believed by BlackRock to be unreliable, the Company’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by the Board. When determining a “fair value price,” BlackRock seeks to determine the price that the Company might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Company might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Company’s NAV. As a result, the Company’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Company may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Company bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company, BlackRock Investments, LLC and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Information about accessing documents on the SEC’s website may be obtained by calling the SEC at (800) SEC-0330.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Company and/ or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Company to purchase and another client of BlackRock to sell, or the Company to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Company may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Company may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Company, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Company wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Company may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Company. For example, in certain circumstances where the Company invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Company) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may  cause BlackRock, the Company or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Company) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Company) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights

(including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Company), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Company. If client (including Company) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. The Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party ETFs.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Company. This is because the custody arrangements with the Company’s custodian may have the effect of reducing custody fees when the Company leave cash balances uninvested. When the Company’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Company. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Trusts with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Company (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Company service providers. These systems are, or will be, used by the Company service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Company, that engage the service provider (typically the custodian). The Company’s service provider remunerates BlackRock or its Affiliates for the use of the systems. The Company service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates.

BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that the Company enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including the Advisor and the Sub-Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;
•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and
•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

CUSTODIAN, TRANSFER AGENT AND TRUSTEE

The Bank of New York Mellon, or BNYM, a subsidiary of The Bank of New York Mellon Corporation, provides custodian services to us pursuant to a custodian services agreement. Computershare provides transfer agency services to us under a transfer agency agreement. For the services provided to us by The Bank of New York Mellon Corporation and Computershare each is entitled to monthly fees, comprised of a base fee and transaction-based fees plus reimbursement of reasonable expenses.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov .

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of securityholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our securityholders, although certain nonpublic personal information of our securityholders may become available to us. We do not disclose any nonpublic personal information about our securityholders or former securityholders to anyone, except as permitted by law or as is necessary in order to service securityholders accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our securityholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our securityholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

BlackRock Capital Investment Corporation:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of BlackRock Capital Investment Corporation and subsidiaries (the "Company"), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, cash flows, and changes in net assets for each of the three years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “consolidated financial statements and financial highlights”). In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in net assets, and cash flows for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company's internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 6, 2019, expressed an unqualified opinion on the Company's internal control over financial reporting.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018 and 2017, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

March 6, 2019

We have served as the Company's auditor since 2005.

BlackRock Capital Investment Corporation

Consolidated Statements of Assets and Liabilities

	December 31, 2018	December 31, 2017
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $233,331,450 and $311,938,762)	$200,569,644	$261,683,202
Non-controlled, affiliated investments (cost of $130,892,674 and $195,354,637)	111,727,234	215,779,077
Controlled investments (cost of $388,870,375 and $321,999,526)	359,356,068	280,478,528
Total investments at fair value (cost of $753,094,499 and $829,292,925)	671,652,946	757,940,807
Cash and cash equivalents	13,497,320	29,014,645
Receivable for investments sold	1,691,077	1,344,918
Interest, dividends and fees receivable	4,084,001	8,342,780
Prepaid expenses and other assets	2,707,036	3,236,819
Total Assets	$693,632,380	$799,879,969
Liabilities
Debt (net of deferred financing costs of $3,227,965 and $4,209,445)	$186,397,728	$206,661,272
Interest and credit facility fees payable	722,841	1,820,971
Distributions payable	12,552,212	13,152,924
Base management fees payable	3,494,520	3,734,655
Payable for investments purchased	989,460	479,297
Accrued administrative services	376,507	114,995
Other accrued expenses and payables	2,078,958	2,815,923
Total Liabilities	206,612,226	228,780,037
Commitments and Contingencies (See Note 9)
Net Assets
Common stock, par value $.001 per share, 200,000,000 common shares authorized, 77,861,287 and 77,723,764 issued and 68,921,798 and 72,946,910 outstanding	77,861	77,723
Paid-in capital in excess of par	853,248,794	858,087,822
Distributable earnings (losses)	(304,106,473)	(249,331,111)
Treasury stock at cost, 8,939,489 and 4,776,854 shares held	(62,200,028)	(37,734,502)
Total Net Assets	487,020,154	571,099,932
Total Liabilities and Net Assets	$693,632,380	$799,879,969
Net Asset Value Per Share	$7.07	$7.83

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Operations

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Investment Income:
Non-controlled, non-affiliated investments:
Cash interest income	$28,138,255	$42,597,334	$67,604,463
PIK interest income	516,904	3,340,360	8,712,063
Cash dividend income	—	404,780	—
PIK dividend income	—	65,944	774,235
Fee income	1,428,852	3,213,513	7,780,567
Total investment income from non-controlled, non-affiliated investments	30,084,011	49,621,931	84,871,328
Non-controlled, affiliated investments:
Cash interest income	9,401,715	10,540,239	5,946,132
PIK interest income	1,784,118	4,054,626	—
PIK dividend income	827,934	2,997,385	1,869,769
Fee income	35,000	506,632	—
Total investment income from non-controlled, affiliated investments	12,048,767	18,098,882	7,815,901
Controlled investments:
Cash interest income	24,490,257	18,714,928	19,769,917
PIK interest income	1,474,466	1,463,401	24,885
Cash dividend income	14,264,703	8,814,639	2,944,334
PIK dividend income	731,516	—	621,650
Fee income	725,643	25,000	262,372
Total investment income from controlled investments	41,686,585	29,017,968	23,623,158
Other income	48,231	590,429	1,100,000
Total investment income	83,867,594	97,329,210	117,410,387
Expenses:
Base management fees	14,138,788	16,391,532	21,460,909
Incentive management fees	8,510,866	7,980,098	—
Interest and credit facility fees	15,228,062	18,205,912	16,661,674
Professional fees	2,428,850	2,708,262	2,544,235
Administrative services	1,702,723	1,039,221	1,304,172
Director fees	727,000	668,500	706,500
Investment advisor expenses	350,000	350,004	350,004
Legal settlement	—	—	17,500,000
Other	1,860,696	2,874,087	2,846,328
Total expenses, before incentive management fee waiver	44,946,985	50,217,616	63,373,822
Incentive management fee waiver (See Note 3)	(8,510,866)	(7,980,098)	—
Expenses, net of incentive management fee waiver	36,436,119	42,237,518	63,373,822
Net Investment Income	47,431,475	55,091,692	54,036,565
Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-controlled, non-affiliated investments	(46,104,588)	(54,814,358)	(83,048,145)
Non-controlled, affiliated investments	28,550,295	—	—
Controlled investments	(28,384,662)	2,375,534	(1,532,024)
Net realized gain (loss)	(45,938,955)	(52,438,824)	(84,580,169)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	17,493,755	23,612,802	(25,979,691)
Non-controlled, affiliated investments	(35,110,643)	23,722,730	(6,008,885)
Controlled investments	7,527,453	(28,225,914)	(21,967,719)
Foreign currency translation	(565,247)	463,413	207,975
Net change in unrealized appreciation (depreciation)	(10,654,682)	19,573,031	(53,748,320)
Net realized and unrealized gain (loss)	(56,593,637)	(32,865,793)	(138,328,489)
Realized losses on extinguishment of debt (See Note 7)	—	(1,323,442)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,162,162)	$20,902,457	$(84,291,924)
Net Investment Income Per Share—basic	$0.66	$0.75	$0.74
Earnings (Loss) Per Share—basic	$(0.13)	$0.29	$(1.16)
Average Shares Outstanding—basic	71,373,570	72,983,354	72,757,978
Net Investment Income Per Share—diluted	$0.64	$0.73	$0.74
Earnings (Loss) Per Share—diluted	$(0.13)	$0.29	$(1.16)
Average Shares Outstanding—diluted (See Note 4)	88,367,307	90,927,689	82,654,705
Distributions Declared Per Share	$0.72	$0.72	$0.84

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Changes in Net Assets

	Year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$47,431,475	$55,091,692	$54,036,565
Net realized gain (loss)	(45,938,955)	(52,438,824)	(84,580,169)
Net change in unrealized appreciation (depreciation) before taxes	(10,654,682)	19,573,031	(53,748,320)
Realized losses on extinguishment of debt	—	(1,323,442)	—
Net increase (decrease) in net assets resulting from operations	(9,162,162)	20,902,457	(84,291,924)
Distributions to Stockholders from(1)(2):
All sources, excluding tax return of capital	(50,000,494)	(52,535,464)	(61,007,062)
Tax return of capital	(1,268,145)	—	—
Total distributions	(51,268,639)	(52,535,464)	(61,007,062)
Capital Share Transactions:
Share issuance - distribution reinvestment	816,549	3,506,620	3,959,945
Purchases of treasury stock	(24,465,526)	(1,431,681)	(16,093,205)
Equity component of convertible notes	—	4,337,631	—
Net increase (decrease) in net assets resulting from capital share transactions	(23,648,977)	6,412,570	(12,133,260)
Total Increase (Decrease) in Net Assets	(84,079,778)	(25,220,437)	(157,432,246)
Net assets at beginning of period	571,099,932	596,320,369	753,752,615
Net assets at end of period	$487,020,154	$571,099,932	$596,320,369
Capital Share Activity:
Shares issued from reinvestment of distributions	137,523	495,557	481,124
Purchases of treasury stock	(4,162,635)	(224,889)	(1,904,064)
Net increase (decrease) in shares outstanding	(4,025,112)	270,668	(1,422,940)

(1)	Distributions for annual periods determined in accordance with federal income tax regulations.
(2)	Prior year distribution character information has been modified or removed to conform to current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Cash Flows

	Year ended
	December 31, 2018	December 31, 2017	December 31, 2016
Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(9,162,162)	$20,902,457	$(84,291,924)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations:
PIK interest, dividends and fees	(5,334,938)	(11,985,336)	(13,726,015)
Net amortization on investments	(1,776,741)	(3,535,612)	(4,563,399)
Amortization of debt issuance costs and discount	2,445,266	2,750,533	1,887,390
Net change in unrealized (appreciation) depreciation on investments before taxes	10,089,435	(19,109,618)	53,956,295
Net change in unrealized (appreciation) depreciation on foreign currency translation	565,247	(463,413)	(207,975)
Net realized (gain) loss on investments	45,938,955	52,438,824	84,580,169
Realized losses on extinguishment of debt	—	1,323,442	—
Changes in operating assets:
Purchase of investments	(302,670,544)	(229,881,402)	(313,451,428)
Proceeds from disposition of investments	338,429,154	386,382,563	377,154,842
Change in receivable for investments sold	1,268,981	(30,039)	949,318
Change in interest, dividends and fees receivable	3,619,588	879,320	4,548,716
Change in prepaid expenses and other assets	(138,028)	107,881	(741,263)
Changes in operating liabilities:
Change in payable for investments purchased	510,163	479,297	—
Change in interest and credit facility fees payable	(1,098,130)	(1,459,990)	(4,883,731)
Change in base management fees payable	(240,135)	(1,125,959)	(1,125,841)
Change in accrued administrative services	261,512	114,995	(219,917)
Change in other accrued expenses and payables	(665,621)	1,140,292	(107,019)
Net cash provided by (used in) operating activities	82,042,002	198,928,235	99,758,218
Financing Activities:
Distributions paid in cash	(51,052,801)	(51,137,931)	(57,345,936)
Proceeds from debt	315,000,000	338,401,644	430,974,557
Repayments of debt	(337,041,000)	(470,791,087)	(459,000,000)
Equity components of convertible notes	—	4,337,631	—
Purchase of treasury stock	(24,465,526)	(1,431,681)	(16,093,205)
Net cash provided by (used in) financing activities	(97,559,327)	(180,621,424)	(101,464,584)
Net increase (decrease) in cash and cash equivalents	(15,517,325)	18,306,811	(1,706,366)
Cash and cash equivalents, beginning of period	29,014,645	10,707,834	12,414,200
Cash and cash equivalents, end of period	$13,497,320	$29,014,645	$10,707,834
Supplemental disclosure of cash flow information and non- cash activities:
Cash paid during period for:
Interest	$12,561,613	$15,826,644	$18,600,732
Taxes	$176,464	$181,996	$354,829
Non-cash activities:
Interest and dividends receivable — PIK	$639,191	$1,528,623	$(1,767,690)
Receivable for investments sold — escrow receivable	$1,615,140	$865,301	$(9,945)
Share issuance — distribution reinvestment	$816,549	$3,506,620	$3,959,945
Prepaid expenses and other assets	$667,811	$691,166	$745,544
Other accrued expenses and payables	$71,344	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments

December 31, 2018

Portfolio Company(r)	Industry(t)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Senior Secured Notes—4.86%
Advanced Lighting Technologies, Inc., Second Lien(d)(f)(j)(u)	Capital Equipment	19.41% (L + 1700, 1.00% Floor PIK)	10/4/23	$6,713,746	$2,181,306	$671,375
AGY Holding Corp., Second Lien(g)(j)(p)	Chemicals, Plastics, & Rubber	11.00%	11/15/20	22,959,438	22,872,091	22,959,438
Total Senior Secured Notes					25,053,397	23,630,813
Unsecured Debt—24.39%
CB-HDT Holdings, Inc.(d)(j)	Aerospace & Defense	12.00% PIK	12/15/19	8,117,338	8,117,338	8,117,338
Gordon Brothers Finance Company(g)(x)	Finance	13.38% (L + 1100, 1.00% Floor)	10/31/21	110,689,939	110,689,939	110,689,939
Total Unsecured Debt					118,807,277	118,807,277
Subordinated Debt—8.21%
First Boston Construction Holdings, LLC(d)(g)(k)(v)	Finance	12.00%	2/23/23	40,000,000	40,000,000	40,000,000
Total Subordinated Debt					40,000,000	40,000,000
Senior Secured Loans—59.52%(e)
Advanced Lighting Technologies, Inc., First Lien(f)	Capital Equipment	9.93% (L + 750, 1.00% Floor)	10/4/22	5,141,099	5,063,699	5,141,099
AGY Holding Corp., First Lien(g)(p)	Chemicals, Plastics, & Rubber	12.00%	9/15/20	24,021,390	24,021,390	24,021,390
MBS OpCo LLC, First Lien(f)	Services: Business	11.81% (L + 900, 1.00% Floor)	12/29/22	14,850,000	14,850,000	14,701,500
Midwest Physician Administrative Services, LLC, Second Lien	Healthcare & Pharmaceuticals	9.50% (L + 700, 0.75% Floor)	8/15/25	15,000,000	14,875,566	15,000,000
NorthStar Financial Services Group, LLC et al, Second Lien	Services: Business	10.10% (L + 750, 0.75% Floor)	5/25/26	14,000,000	13,935,042	13,930,000
Outcomes Group Holdings, Inc., Second Lien	Services: Business	10.28% (L + 750)	10/26/26	15,000,000	14,963,209	14,962,500

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2018

Portfolio Company(r)	Industry(t)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Paragon Films, Inc., Second Lien	Containers, Packaging, & Glass	12.44% (L + 1000, 1.00% Floor)	6/9/23	$25,000,000	$24,918,502	$25,312,500
PharmaLogic Holdings Corp., Second Lien(v)	Healthcare & Pharmaceuticals	10.52% (L+800)	12/11/23	6,409,561	6,380,652	6,377,515
Red Apple Stores Inc., Second Lien(g)(h)(k)	Retail	10.00%	7/24/20	23,050,000	23,050,000	16,135,000
St. George Warehousing & Trucking Co. of California, Inc., First Lien	Transportation: Cargo	12.02% (L + 925, 1.00% Floor)	4/28/22	32,742,438	32,742,438	29,959,331
St. George Warehousing & Trucking Co. of California, Inc., Delayed Draw Term Loan	Transportation: Cargo	12.02% (L + 925, 1.00% Floor)	4/28/22	6,709,760	6,709,760	6,139,430
Sur La Table, Inc., First Lien	Retail	12.00%	7/28/20	30,000,000	30,000,000	29,850,000
United PF Holdings, LLC, First Lien	Services: Consumer	8.35% (L + 600, 1.00% Floor)	11/2/21	19,270,665	19,270,665	18,981,605
United PF Holdings, LLC, Delayed Draw Term Loan(v)	Services: Consumer	8.35% (L + 600, 1.00% Floor)	11/2/21	2,453,653	2,453,653	2,416,848
Vertellus Holdings LLC, First Lien(f)	Chemicals, Plastics, & Rubber	11.42% (L + 900, 1.00% Floor)	1/31/19	22,461,298	22,461,298	22,461,298
Vertellus Holdings LLC, Second Lien(f)	Chemicals, Plastics, & Rubber	14.42% (L + 1200, 1.00% Floor)	10/29/21	15,109,890	15,109,890	14,958,791
Westmoreland Resource Partners, LP (Oxford Mining Company, LLC), First Lien(d)(u)(w)	Metals & Mining	16.21% (L + 1350, 0.75% Floor PIK)	12/31/18	28,392,981	26,618,276	5,272,577
Zest Acquisition Corp., Second Lien	Healthcare & Pharmaceuticals	9.95% (L + 750, 1.00% Floor)	3/14/26	25,000,000	24,773,666	24,250,000
Total Senior Secured Loans					322,197,706	289,871,384
Preferred Stock—9.27%
Advantage Insurance Inc.(d)(f)(j)	Insurance	8.00% PIK		750,000	11,177,119	9,052,500
Gordon Brothers Finance Company(g)(x)	Finance	13.50%		33,822	33,821,486	33,821,486
KAGY Holding Company, Inc. (AGY Holding Corp.)(d)(g)(p)(u)	Chemicals, Plastics, & Rubber	20.00% PIK		22,960	11,053,124	2,276,044
Red Apple Stores Inc.(c)(g)(h)(k)	Retail			6,806,383	—	—
Total Preferred Stock					56,051,729	45,150,030

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2018

Portfolio Company(r)	Industry(t)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Common Stock—2.53%(c)
Advanced Lighting Technologies, Inc.(f)	Capital Equipment			149,717	$—	$—
Gordon Brothers Finance Company(g)(x)	Finance			10,612	10,611,548	10,611,548
KAGY Holding Company, Inc. (AGY Holding Corp.)(g)(p)	Chemicals, Plastics, & Rubber			3,131,292	—	—
Red Apple Stores Inc.(g)(h)(i)(k)	Retail			8,756,859	6,417,464	—
U.S. Well Services, Inc., Class A(f)(s)	Energy: Oil & Gas			265,683	2,656,834	1,726,940
U.S. Well Services, Inc., Class B(f)(j)(l)	Energy: Oil & Gas			4,359,535	—	—
Total Common Stock					19,685,846	12,338,488
Limited Partnership/Limited Liability Company Interests—29.13%
BCIC Senior Loan Partners, LLC(g)(j)(k)(q)(v)	Finance			96,333,333	96,333,333	91,516,666
ETX Energy, LLC(c)(m)	Energy: Oil & Gas			51,119	—	—
ETX Energy Management Company, LLC(c)	Energy: Oil & Gas			53,815	—	—
First Boston Construction Holdings, LLC(g)(k)(v)	Finance			10,000,000	10,000,000	7,324,557
Marsico Holdings, LLC(c)(j)	Finance			91,445	1,848,077	—
MBS Parent, LLC(c)(f)(o)	Services: Business			546	500,000	304,865
SVP-Singer Holdings LP(c)(j)	Consumer Goods: Durable			1,416,279	5,030,156	—
USWS Holdings LLC(c)(f)(j)(l)	Energy: Oil & Gas			4,359,535	44,914,918	25,544,031
V Global Holdings LLC(c)(f)(n)	Chemicals, Plastics, & Rubber			12,087,912	11,977,610	17,164,835
Westward Dough Holdings, LLC, Class D(c)(m)	Beverage, Food, & Tobacco			114,706	—	—
Total Limited Partnership/Limited Liability Company Interests					170,604,094	141,854,954

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2018

Portfolio Company(r)	Industry(t)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Equity Warrants/Options— 0.00%(c)
Advanced Lighting Technologies, Inc.(f)(j)	Capital Equipment		expire 10/4/27	2,360	$—	$—
Facet Investment, Inc.	Healthcare & Pharmaceuticals		expire 1/18/21	1,978	250,000	—
Marsico Parent Superholdco, LLC(j)	Finance		expire 12/14/19	455	444,450	—
Total Equity Warrants/Options					694,450	—
TOTAL INVESTMENTS— 137.91%					$753,094,499	$671,652,946
OTHER ASSETS & LIABILITIES (NET)—(37.91)%						(184,632,792)
NET ASSETS—100.0%						$487,020,154

(a)	Represents amortized cost for fixed income securities and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(b)	Fair value is determined by or under the direction of the Company’s Board of Directors. See Note 2 for further details.
(c)	Non-income producing equity securities at December 31, 2018.
(d)

Interest may be paid in cash or payment-in-kind (“PIK”), or a combination thereof which is generally at the option of the borrower. PIK earned is included in the cost basis of the security. In accordance with the Company’s policy, PIK may be recorded on an effective yield basis.

(e)

Approximately 75.9% of the fair value of total senior secured loans in the Company’s portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), “L”, or other base rate (commonly the Federal Funds Rate or the Prime Rate), “P”, at the borrower’s option. In addition, 90.3% of the fair value of such senior secured loans have floors of 0.75% to 1.00%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2018 of all contracts within the specified loan facility.

(f)

Transaction and other information for “non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, is presented in a separate table in Consolidated Schedules of Investments.

(g)

Transaction and other information for “controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, is presented in a separate table in Consolidated Schedules of Investments.

(h)	Non-U.S company or principal place of business outside the U.S.
(i)	Original purchase denominated in Canadian dollars.
(j)

Security is either exempt from registration under Rule 144A of the Securities Act of 1933, or sale of the security is subject to certain contractual restrictions. Securities exempt under 144A may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In aggregate, these securities represent 32.4% of the Company’s net assets at December 31, 2018.

(k)

Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act may be subject to change. The Company monitors the status of these assets on an ongoing basis.

(l)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of USWS Holdings LLC and thus a non-controlled, affiliated investment.

(m)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and ETX Energy, LLC, and thus non-controlled, non-affiliated investments.

(n)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.

(o)

The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of MBS Parent, LLC and thus a non-controlled, affiliated investment.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(p)	This investment is deemed significant under Regulation S-X Rule 4-08(g). The summarized financial information of AGY Holding Company, Inc. is shown below:

($ in millions)	December 31, 2018	December 31, 2017
Total assets	$177.0	$169.8
Total liabilities	$255.8	$244.8
Total preferred stock and shareholder's equity (deficit)	$(78.8)	$(75.0)

($ in millions)	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net sales	$141.9	$154.3	$120.4
Cost of sales	$(112.0)	$(122.6)	$(98.2)
Gross profit	$29.9	$31.7	$22.2
Net income (loss)	$(4.6)	$(17.6)	$(12.0)

Note:	Balance sheet amounts are as of period end

(q)

This investment is deemed significant under Regulation S-X Rule 4-08(g). BCIC Senior Loan Partners, LLC was formed on June 23, 2016. See Note 5 for summarized financial information of BCIC Senior Loan Partners, LLC.

(r)	Unless otherwise indicated, all investments are considered Level 3 in accordance with ASC Topic 820 (see Note 10).
(s)	Investments are considered other than Level 3 in accordance with ASC Topic 820 (see Note 10).
(t)	Unaudited.
(u)

The investment is on non-accrual status as of December 31, 2018 and therefore non-income producing.  At December 31, 2018, the aggregate fair value and amortized cost of the Company’s debt and preferred stock investments on non-accrual status represents 1.59% and 7.09%, respectively.

(v)

Position or portion thereof has an unfunded loan commitment as of December 31, 2018 (see Note 9). Note that there may be additional unfunded positions which do not have a funded component at period end, and therefore are not displayed herein.

(w)	All-in rate includes default interest.
(x)

This investment is deemed significant under Regulation S-X Rule 3-09. Gordon Brothers Finance Company commenced operations on October 31, 2014. The separate audited financial statements of Gordon Brothers Finance Company at December 31, 2018 and 2017 and for the years then ended are being filed herewith.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2018

	Fair Value at	Gross	Gross	Net Unrealized	Fair Value at		Year Ended December 31, 2018
Non-controlled, Affiliated Investments	December 31, 2017	Additions (Cost)*	Reductions (Cost)**	Gain (Loss) Before Taxes	December 31, 2018		Net Realized Gain(Loss)	Interest Income	Fee Income	Dividend Income
Advanced Lighting Technologies, Inc.:
Senior Secured Note, Second Lien	$1,488,161	$—	$—	$(816,786)	$671,375		$—	$418,342	$—	$—
Senior Secured Loan, First Lien	5,193,161	22,495	(52,062)	(22,495)	5,141,099		—	529,591	—	—
Common Stock	—	—	—	—	—		—	—	—	—
Warrants	—	—	—	—	—		—	—	—	—
Advantage Insurance Inc.:
Preferred Stock	9,495,000	827,935	—	(1,270,435)	9,052,500		—	—	—	827,934
AGY Holding Corp.:
Senior Secured Note, Second Lien	21,762,500	—	(21,762,500)	—	—	†	—	—	—	—
Senior Secured Loan, First Lien	24,021,390	—	(24,021,390)	—	—	†	—	—	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.):
Preferred Stock	14,630,321	—	(14,630,321)	—	—	†	—	—	—	—
Common Stock	—	—	—	—	—	†	—	—	—	—
ETX Energy, LLC:
Limited Liability Co. Interest	—	—	—	—	—	††	—	—	—	—
ETX Energy Management Company, LLC:
Limited Liability Co. Interest	—	—	—	—	—	††	—	—	—	—
MBS OpCo LLC:
Senior Secured Loan, First Lien	15,000,000	—	(150,000)	(148,500)	14,701,500		—	1,709,647	35,000	—
MBS Parent, LLC:
Limited Liability Co. Interest	500,000	—	—	(195,135)	304,865		—	—	—	—
U.S. Well Services, LLC:
Revolver	7,924,583	—	(7,924,583)	—	—	†††	—	536,625	—	—
Senior Secured Loan, First Lien	32,457,904	2,117,409	(34,575,313)	—	—	†††	—	3,375,807	—	—
Limited Liability Co. Interest, Class A	28,370,328	—	(11,980,712)	(16,389,616)	—	†††	25,199,288	—	—	—
Limited Liability Co. Interest, Class B	2,052,153	—	(4,378,964)	2,326,811	—	†††	(1,768,097)	—	—	—
Limited Liability Co. Interest, Class D	1,683,267	—	(4,946)	(1,678,321)	—	†††	5,119,104	—	—	—
U.S. Well Services, Inc.:
Common Stock, Class A	—	2,656,834	—	(929,894)	1,726,940		—	—	—	—
Common Stock, Class B	—	—	—	—	—		—	—	—	—
USWS Holdings LLC:
Limited Liability Co. Interest	—	44,914,918	—	(19,370,887)	25,544,031		—	—	—	—
Vertellus Holdings LLC:
Senior Secured Loan, First Lien	22,461,298	—	—	—	22,461,298		—	2,485,187	—	—
Senior Secured Loan, Second Lien	14,958,791	—	—	—	14,958,791		—	2,130,634	—	—
V Global Holdings LLC:
Limited Liability Co. Interest	13,780,220	—	—	3,384,615	17,164,835		—	—	—	—
Totals	$215,779,077	$50,539,591	$(119,480,791)	$(35,110,643)	$111,727,234		$28,550,295	$11,185,833	$35,000	$827,934

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

†	Investment moved from the non-controlled, affiliated category into the controlled category.
††	Investment moved from the non-controlled, affiliated category into the non-controlled, non-affiliated category.
†††	Investment no longer held as of December 31, 2018.

The aggregate fair value of non-controlled, affiliated investments at December 31, 2018 represents 22.9% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2018

							Year Ended December 31, 2018
Controlled Investments	Fair Value at December 31, 2017	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss) before Taxes	Fair Value at December 31, 2018		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
AGY Holding Corp.:
Senior Secured Note, Second Lien	$—	$23,042,614	$—	$(83,176)	$22,959,438	†	$—	$2,453,313	$—	$—
Senior Secured Loan, First Lien	—	24,021,390	—	—	24,021,390	†	—	2,930,610	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.):
Preferred Stock	—	15,361,837	—	(13,085,793)	2,276,044	†	—	—	—	731,517
Common Stock	—	—	—	—	—	†	—	—	—	—
BCIC Senior Loan Partners, LLC
Limited Liability Co. Interest	72,376,597	24,182,070	(225,332)	(4,816,669)	91,516,666		—	—	—	9,384,386
CB-HDT Holdings, Inc.:
Unsecured Debt	5,030,667	2,623,638	(7,654,305)	—	—	†††	—	576,762	—	—
Preferred Stock	15,000,000	—	(15,000,000)	—	—	††	—	—	—	—
Common Stock	5,608,529	—	(7,447,230)	1,838,701	—	††	(2,647,230)	—	—	—
First Boston Construction Holdings, LLC:
Subordinated Debt	29,600,000	10,400,000	—	—	40,000,000		—	4,516,186	62,718	—
Limited Liability Co. Interest	7,421,740	2,600,000	—	(2,697,183)	7,324,557		—	—	15,679	724,383
Gordon Brothers Finance Company:
Unsecured Debt	83,105,886	78,269,532	(50,685,479)	—	110,689,939		—	13,150,738	447,381	—
Preferred Stock	20,497,135	13,324,351	—	—	33,821,486		—	—	199,865	4,155,933
Common Stock	10,598,300	13,248	—	—	10,611,548		—	—	—	—
MBS Group Holdings Inc.:
Senior Secured Loan, First Lien	15,104,674	—	(40,910,000)	25,805,326	—	††	(25,736,432)	—	—	—
Common Stock	—	—	(1,000)	1,000	—	††	(1,000)	—	—	—
Red Apple Stores Inc.:
Senior Secured Loan, Second Lien	16,135,000	—	—	—	16,135,000		—	2,337,114	—	—
Preferred Stock	—	—	—	—	—		—	—	—	—
Common Stock	—	116,642	(681,889)	565,247	—		—	—	—	—
Totals	$280,478,528	$193,955,322	$(122,605,235)	$7,527,453	$359,356,068		$(28,384,662)	$25,964,723	$725,643	$14,996,219

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

†	Investment moved into the controlled category from the non-controlled, affiliated category.
††	Investment no longer held as of December 31, 2018.
†††	Investment moved from the controlled category into the non-controlled, non-affiliated category.

The aggregate fair value of controlled investments at December 31, 2018 represents 73.8% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments

December 31, 2017

Portfolio Company(u)	Industry(w)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Senior Secured Notes—4.07%
Advanced Lighting Technologies, Inc., Second Lien(d)(f)(j)	Capital Equipment	18.34% (L + 700, 1.00% Floor Cash / 10.00% PIK)	10/4/23	$5,928,929	$2,181,306	$1,488,161
AGY Holding Corp., Second Lien(f)(j)	Chemicals, Plastics, & Rubber	11.00%	11/15/18	21,762,500	21,591,977	21,762,500
Total Senior Secured Notes					23,773,283	23,250,661
Unsecured Debt—16.68%
CB-HDT Holdings, Inc.(d)(g)(j)	Aerospace & Defense	12.00% PIK	12/15/19	5,030,667	5,030,667	5,030,667
Gordon Brothers Finance Company(g)(q)	Finance	12.38% (L + 1100, 1.00% Floor)	10/31/21	83,105,886	83,105,886	83,105,886
SVP Worldwide Ltd.(d)(h)(k)(s)(t)	Consumer Goods: Durable	18.00% (2.50% Cash / 13.50% PIK)	6/27/18	64,819,604	57,657,319	7,130,156
Total Unsecured Debt					145,793,872	95,266,709
Subordinated Debt—5.18%
First Boston Construction Holdings, LLC(d)(g)(k)	Finance	12.00%	12/31/20	29,600,000	29,600,000	29,600,000
Total Subordinated Debt					29,600,000	29,600,000
Senior Secured Loans—70.78%(e)
Advanced Lighting Technologies, Inc., First Lien(f)(j)	Capital Equipment	8.89% (L+ 750, 1.00%Floor)	10/4/22	5,193,160	5,093,265	5,193,161
AGY Holding Corp., First Lien(f)	Chemicals, Plastics, & Rubber	12.00%	9/15/18	24,021,390	24,021,390	24,021,390
Bankruptcy Management Solutions, Inc., First Lien	Services: Business	7.07% (L+ 550)	3/31/22	16,872,500	16,872,500	16,872,500
JLL Pioneer Inc., Second Lien	Construction & Building	9.83% (L + 850, 1.00% Floor)	12/31/20	20,000,000	20,000,000	20,000,000
K2 Pure Solutions Nocal, L.P., First Lien	Chemicals, Plastics, & Rubber	10.57% (L + 900, 1.00% Floor)	2/19/21	13,000,000	12,907,875	13,000,000
MBS Group Holdings Inc., First Lien(d)(g)(s)	Services: Business	9.00% PIK	6/30/20	41,850,930	40,910,000	15,104,674
MBS OpCo LLC, First Lien(f)	Services: Business	10.57% (L + 900, 1.00% Floor)	12/29/22	15,000,000	15,000,000	15,000,000
Midwest Physician Administrative Services, LLC, Second Lien	Healthcare & Pharmaceuticals	8.42% (L + 700, 0.75%Floor)	8/15/25	15,000,000	14,856,790	15,000,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2017

Portfolio Company(u)	Industry(w)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Paragon Films, Inc., Second Lien	Containers, Packaging, & Glass	11.40% (L + 1000, 1.00% Floor)	6/9/23	$25,000,000	$24,900,151	$25,000,000
Pathway Partners Vet Management Company, LLC, Second Lien	Services: Consumer	9.57%(L + 800, 1.00% Floor)	10/10/25	13,888,889	13,753,620	13,750,000
Pomeroy Group LLC, Second Lien	Services: Business	11.48% (L + 1000, 1.00% Floor)	11/30/22	27,500,000	27,131,236	27,500,000
Pre-Paid Legal Services, Inc., Second Lien	Services: Consumer	10.57% (L + 900, 1.25% Floor)	7/1/20	32,000,000	31,866,165	32,000,000
Red Apple Stores Inc., Second Lien(g)(h)(k)	Retail	10.00%	7/24/20	23,050,000	23,050,000	16,135,000
Sur La Table, Inc., First Lien	Retail	12.00%	7/28/20	30,000,000	30,000,000	30,000,000
Tri-Anim Health Services, Inc., et al., Second Lien	Healthcare & Pharmaceuticals	11.07% (L + 950, 1.00% Floor)	7/28/22	25,000,000	24,648,150	25,000,000
U.S. Well Services, LLC, Revolver(f)	Energy: Oil & Gas	7.35% (L + 600, 1.00% Floor)	2/2/22	7,924,583	7,924,583	7,924,583
U.S. Well Services, LLC, First Lien(d)(f)	Energy: Oil & Gas	12.35% (L + 1100, 1.00% Floor PIK)	2/2/22	32,457,904	32,457,904	32,457,904
Vertellus Holdings LLC, First Lien(f)	Chemicals, Plastics, & Rubber	10.57% (L + 900, 1.00% Floor)	4/30/18	22,461,298	22,461,298	22,461,298
Vertellus Holdings LLC, Second Lien(f)	Chemicals, Plastics, & Rubber	13.57% (L + 1200, 1.00% Floor)	10/29/21	15,109,890	15,109,890	14,958,791
VetCor Professional Practices LLC, First Lien	Services: Consumer	7.69% (L + 600, 1.00% Floor)	4/20/21	7,000,000	7,000,000	7,000,000
Westmoreland Resource Partners, LP (Oxford Mining Company, LLC), First Lien(d)	Metals & Mining	13.07% (L + 850, 0.75% Floor Cash / 3.00% PIK)	12/31/18	26,502,887	26,502,887	25,840,315
Total Senior Secured Loans					436,467,704	404,219,616
Preferred Stock—10.44%
Advantage Insurance Inc.(d)(f)(j)	Insurance	8.00% PIK		750,000	10,349,184	9,495,000
CB-HDT Holdings, Inc., Series L(c)(g)	Aerospace & Defense			1,500,000	15,000,000	15,000,000
Gordon Brothers Finance Company(g)(q)	Finance	13.50%		20,497	20,497,135	20,497,135
KAGY Holding Company, Inc. (AGY Holding Corp.)(d)(f)	Chemicals, Plastics, & Rubber	20.00% PIK		22,960	10,321,608	14,630,321
Red Apple Stores Inc.(c)(g)(h)(k)	Retail			6,806,383	—	—
Total Preferred Stock					56,167,927	59,622,456

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2017

Portfolio Company(u)	Industry(w)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Common Stock—2.84%(c)
Advanced Lighting Technologies, Inc.(f)	Capital Equipment			149,717	$—	$—
CB-HDT Holdings, Inc., Series A(g)	Aerospace & Defense			744,723	7,447,230	5,608,529
Gordon Brothers Finance Company(g)(q)	Finance			10,598	10,598,300	10,598,300
KAGY Holding Company, Inc. (AGY Holding Corp.)(f)	Chemicals, Plastics, & Rubber			3,131,292	—	—
MBS Group Holdings Inc.(g)(p)	Services: Business			8,500	1,000	—
Red Apple Stores Inc.(g)(h)(i)(k)	Retail			8,756,859	6,982,711	—
Total Common Stock					25,029,241	16,206,829
Limited Partnership/Limited Liability Company Interests—22.73%
BCIC Senior Loan Partners, LLC(g)(j)(k)(r)	Finance			72,376,597	72,376,597	72,376,597
ECI Cayman Holdings, LP(c)(h)(j)(k)	High Tech Industries			3,189	1,299,542	3,584,744
ETX Energy, LLC(c)(f)(o)	Energy: Oil & Gas			51,119	—	—
ETX Energy Management Company, LLC(c)(f)	Energy: Oil & Gas			53,815	—	—
First Boston Construction Holdings, LLC(g)(k)	Finance			7,400,000	7,400,000	7,421,740
Marsico Holdings, LLC(c)(j)	Finance			91,445	1,848,077	5,487
MBS Parent, LLC(c)(f)(v)	Services: Business			546	500,000	500,000
U.S. Well Services, LLC, Class A(c)(f)(j)(l)	Energy: Oil & Gas			19,582,356	11,980,712	28,370,328
U.S. Well Services, LLC, Class B(c)(f)(j)(l)	Energy: Oil & Gas			7,157,374	4,378,964	2,052,153
U.S. Well Services, LLC, Class D(c)(f)(j)(l)	Energy: Oil & Gas			8,085	4,946	1,683,267
V Global Holdings LLC(c)(f)(n)	Chemicals, Plastics, & Rubber			12,087,912	11,977,610	13,780,220
Westward Dough Holdings, LLC, Class D(c)(m)	Beverage, Food, & Tobacco			114,706	—	—
Total Limited Partnership/Limited Liability Company Interests					111,766,448	129,774,536

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2017

Portfolio Company(u)	Industry(w)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Equity Warrants/Options—0.0%(c)
Advanced Lighting Technologies, Inc.(f)(j)	Capital Equipment		expire 10/4/27	2,360	$—	$—
Facet Investment, Inc.	Healthcare & Pharmaceuticals		expire 1/18/21	1,978	250,000	—
Marsico Parent Superholdco, LLC(j)	Finance		expire 12/14/19	455	444,450	—
Total Equity Warrants/Options					694,450	—
TOTAL INVESTMENTS—132.72%					$829,292,925	$757,940,807
OTHER ASSETS & LIABILITIES (NET)—(32.72)%						(186,840,875)
NET ASSETS—100.0%						$571,099,932

(a)	Represents amortized cost for fixed income securities and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(b)	Fair value is determined by or under the direction of the Company’s Board of Directors. See Note 2 for further details.
(c)	Non-income producing equity securities at December 31, 2017.
(d)

Interest may be paid in cash or payment-in-kind (“PIK”), or a combination thereof which is generally at the option of the borrower. PIK earned is included in the cost basis of the security. In accordance with the Company’s policy, PIK may be recorded on an effective yield basis.

(e)

Approximately 78.9% of the senior secured loans in the Company’s portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 94.7% of such senior secured loans have floors of 0.75% to 1.25%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2017 of all contracts within the specified loan facility.

(f)

Transaction and other information for “non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities, is presented in a separate table in Consolidated Schedules of Investments.

(g)

Transaction and other information for “controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities, is presented in a separate table in Consolidated Schedules of Investments.

(h)	Non-U.S. company or principal place of business outside the U.S.
(i)	Original purchase denominated in Canadian dollars.
(j)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 25.5% of the Company’s net assets at December 31, 2017.

(k)

Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act may be subject to change. The Company monitors the status of these assets on an ongoing basis.

(l)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of U.S. Well Services, LLC and thus a non-controlled, affiliated investment.

(m)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.

(n)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.

(o)

The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of ETX Energy, LLC and thus a non-controlled, affiliated investment.

(p)

The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of more than 25% of the voting securities of MBS Group Holdings Inc. and thus a controlled investment.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(q)

This investment is deemed significant under Regulation S-X Rule 4-08(g). Gordon Brothers Finance Company commenced operations on October 31, 2014. The summarized financial information of Gordon Brothers Finance Company for the years ending December 31, 2017 and 2016 is shown below:

	December 31, 2017	December 31, 2016
($ in millions)
Total assets	$461.9	$412.8
Total senior debt	$302.5	$248.9
Total revenue	$46.8	$31.4
Net change in owners’ equity resulting from operations	$(4.9)	$(7.5)
Net change in owners’ equity resulting from operations, excluding origination costs, realized & unrealized on foreign currency, unrealized-available for sale assets & provision for loan loss	$(1.1)	$(4.7)
Provision for loan loss	$1.0	$0.5

Note:	Balance sheet amounts are as of period end
(r)

This investment is deemed significant under Regulation S-X Rule 4-08(g). BCIC Senior Loan Partners, LLC was formed on June 23, 2016. See Note 5 for summarized financial information of BCIC Senior Loan Partners, LLC.

(s)

Non-accrual status at December 31, 2017 and therefore non-income producing. At December 31, 2017, the aggregate fair value and amortized cost on non-accrual status represents 4.0% and 15.5% of the Company’s debt investments, respectively.

(t)	All-in rate includes default interest.
(u)	Unless otherwise indicated, all investments are considered Level 3 in accordance with ASC Topic 820 (see Note 10).
(v)

The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of MBS Parent, LLC and thus a non-controlled, affiliated investment.

(w)	Unaudited.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2017

							For the Year Ended December 31, 2017
Non-controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2017		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Advanced Lighting Technologies, Inc.:
Senior Secured Note, Second Lien	$—	$2,181,306	$—	$(693,145)	$1,488,161		$—	$116,531	$—	$—
Senior Secured Loan, First Lien	—	5,106,280	(13,015)	99,896	5,193,161		—	113,661	156,716	—
Common Stock	—	—	—	—	—		—	—	—	—
Warrants	—	—	—	—	—		—	—	—	—
Advantage Insurance Inc.:
Preferred Stock	8,130,000	766,607	—	598,393	9,495,000		—	—	—	766,606
AGY Holding Corp.:
Senior Secured Note, Second Lien	21,109,625	195,113	—	457,762	21,762,500		—	2,695,382	—	—
Senior Secured Loan, First Lien	24,021,390	—	—	—	24,021,390		—	2,914,595	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.):
Preferred Stock	6,422,056	2,230,775	—	5,977,490	14,630,321		—	—	—	2,230,779
Common Stock	—	—	—	—	—		—	—	—	—
ETX Energy, LLC:
Limited Liability Co. Interest	—	—	—	—	—		—	—	—	—
ETX Energy Management Company, LLC:
Limited Liability Co. Interest	—	—	—	—	—		—	—	—	—
MBS OpCo LLC:
Senior Secured Loan, First Lien	—	15,000,000	—	—	15,000,000		—	—	—	—
MBS Parent, LLC:
Limited Liability Co. Interest	—	500,000	—	—	500,000		—	—	—	—
U.S. Well Services, LLC:
Revolver	—	7,924,583	—	—	7,924,583	†	—	391,109	349,916	—
Senior Secured Loan, First Lien	—	32,457,904	—	—	32,457,904	†	—	4,054,626	—	—
Limited Liability Co. Interest, Class A	—	11,980,712	—	16,389,616	28,370,328	†	—	—	—	—
Limited Liability Co. Interest, Class B	—	4,378,964	—	(2,326,811)	2,052,153	†	—	—	—	—
Limited Liability Co. Interest, Class D	—	4,947	—	1,678,320	1,683,267	†	—	—	—	—
Vertellus Holdings LLC:
Senior Secured Loan, First Lien	22,461,298	—	—	—	22,461,298		—	2,302,033	—	—
Senior Secured Loan, Second Lien	15,109,890	—	—	(151,099)	14,958,791		—	2,006,928	—	—
V Global Holdings LLC:
Limited Liability Co. Interest	12,087,912	—	—	1,692,308	13,780,220		—	—	—	—
Totals	$109,342,171	$82,727,191	$(13,015)	$23,722,730	$215,779,077		$—	$14,594,865	$506,632	$2,997,385

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

†	Investment moved into the non-controlled, affiliated category from the non-controlled, non-affiliated category.

The aggregate fair value of non-controlled, affiliated investments at December 31, 2017 represents 37.8% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2017

							For the Year Ended December 31, 2017
Controlled Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2017		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Bankruptcy Management Solutions, Inc.:
Senior Secured Loan, First Lien, A	$736,685	$3,806	$(736,685)	$(3,806)	$—	†	$—	$12,002	$25,000	$—
Senior Secured Loan, First Lien, B	11,271,747	623,357	(11,271,747)	(623,357)	—	†	—	818,420	—	—
Common Stock	19,586,856	—	(16,654,505)	(2,932,351)	—	†	3,369,689	—	—	—
Warrants	117,358	—	(1,186,138)	1,068,780	—	†	(994,155)	—	—	—
BCIC Senior Loan Partners, LLC									—
Limited Liability Co. Interest	41,675,575	29,850,501	—	850,521	72,376,597		—	—	—	4,981,997
CB-HDT Holdings, Inc.:
Unsecured Debt	4,477,360	553,307	—	—	5,030,667		—	553,400	—	—
Preferred Stock	15,000,000	—	—	—	15,000,000		—	—	—	—
Common Stock	7,447,230	—	—	(1,838,701)	5,608,529		—	—	—	—
First Boston Construction Holdings, LLC:
Subordinated Debt	28,800,000	800,000	—	—	29,600,000		—	3,543,734	—	—
Limited Liability Co. Interest	7,544,001	200,000	—	(322,261)	7,421,740		—	—	—	1,027,097
Gordon Brothers Finance Company:
Unsecured Debt	87,429,682	22,148,424	(26,472,220)	—	83,105,886		—	10,172,890	—	—
Preferred Stock	20,497,135	—	—	—	20,497,135		—	—	—	2,805,545
Common Stock	10,598,300	—	—	—	10,598,300		—	—	—	—
MBS Group Holdings Inc.:
Senior Secured Loan, First Lien	40,000,000	910,000	—	(25,805,326)	15,104,674		—	2,750,930	—	—
Common Stock	—	—	—	—	—		—	—	—	—
Red Apple Stores Inc.:
Senior Secured Loan, Second Lien	14,291,000	—	—	1,844,000	16,135,000		—	2,326,953	—	—
Preferred Stock	—	—	—	—	—		—	—	—	—
Common Stock	—	486,793	(23,380)	(463,413)	—		—	—	—	—
Totals	$309,472,929	$55,576,188	$(56,344,675)	$(28,225,914)	$280,478,528		$2,375,534	$20,178,329	$25,000	$8,814,639

*

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.

**

Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.

†	Investment no longer held as of December 31, 2017.

The aggregate fair value of controlled investments at December 31, 2017 represents 49.1% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Notes to Consolidated Financial Statements

1. Organization

BlackRock Capital Investment Corporation (together with its subsidiaries, the “Company”), was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

2. Significant accounting policies

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Company (“ASC 946”). The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, which were established to hold certain investments of the Company. The Company owns 100% of each subsidiary and, as such, the subsidiaries are consolidated into the Company’s consolidated financial statements. The subsidiaries hold investments which are treated as pass through entities for tax purposes. By investing through these 100% owned subsidiaries, the Company is able to benefit from corporate tax treatment for these entities and thereby create a tax structure that is more advantageous with respect to the RIC status of the Company. Intercompany balances and transactions are eliminated in consolidation.

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

Expenses are recorded on an accrual basis.

Investments

Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost of the investment. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Realized gains or losses on the disposition of investments are calculated using the specific identification method.

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company obtains market quotations, when available, from an independent pricing service or one or more broker-dealers or market makers and utilizes the average of the range of bid and ask quotations. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

Because the Company expects that there will not be a readily available market for substantially all of the investments in its portfolio, the Company expects to value substantially all of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize.

In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of the Company’s investments than on the fair values of the Company’s investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where BlackRock Capital Investment Advisors, LLC (“BCIA” or the “Advisor”), believes that facts and circumstances applicable to an issuer, a seller, a purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process applied each quarter, as described below:

(i)

The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii)

The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors (with the exception of statements and materials related to investments priced directly by the Advisor as described in (iv) below), such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The Audit Committee of the Board of Directors reviews the preliminary valuations prepared by the independent valuation firm and the Advisor, as applicable;
(iv)

The fair value of certain investments, comprising in the aggregate, less than 5% of the Company’s net asset value and no more than 15% of total positions held, respectively, may be determined by the Advisor in good faith without the engagement of an independent valuation firm in accordance with the Company’s valuation policy; provided that if only the threshold with respect to the number of all positions valued at zero or immaterial amounts is exceeded, the Advisor may request Board approval to not request a fair valuation from an independent valuation firm for all such positions; and

(v)

The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms (to the extent applicable) and the Audit Committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, (e.g. non-performance risk), its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the Company’s principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is held at amortized cost, which the Advisor believes approximates fair value under the circumstances. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the FASB, defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. See Note 10 for further details.

Cash and Cash Equivalents

Cash equivalents include short-term liquid overnight investments with original maturities of three months or less and may not be insured by the FDIC or may exceed federally insured limits.

Revenue Recognition

The Company adopted ASU 2014-09, Revenue from Contracts with Customers, effective on January 1, 2018 using the modified retrospective method. Substantially all revenue streams are excluded from the scope of the new standard and the adoption of the standard had no material impact on the Company’s consolidated financial statements.

Interest income is recorded on an accrual basis and includes amortization of discounts and premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the life of the respective security. Discounts and premiums are determined based on the cash flows expected to be received for a particular investment upon maturity. Dividend income is recorded on the ex-dividend date and is adjusted to the extent that the Company expects to collect such amounts.

For loans and securities with payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, such income is accrued only to the extent that the Advisor believes that the PIK income is likely to be collected. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Fee income, such as structuring fees, origination, closing, commitment and other upfront fees are generally non-recurring and are recognized as revenue when earned. In instances where the Company does not perform significant services in connection with the related investment, fees paid to the Company may be deferred and amortized over the estimated life of the investment. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as income.

U.S. Federal Income Taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of our ordinary income and 98.2% of net capital gains from the current year and any undistributed ordinary income and net capital gains from the preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay regular federal income taxes or a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or distributable earnings (losses), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in income recognized from investments in wholly owned subsidiaries, expiration of capital loss, and the tax treatment of certain loans and the timing and recognition of partnership income. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

The final tax characterization of distributions is determined after the fiscal year and is reported on Form 1099 and in the Company’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. To the extent that distributions exceed the Company’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

ASC 740-10, Income Taxes (“ASC 740-10”) clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Company’s U.S. federal income tax returns remains open for each of the four years ended December 31, 2018. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

On December 31, 2018, $32,937,589 of the Company’s $226,145,602 net capital loss carryforward expired, resulting in $193,208,013 remaining net capital loss carryforward at December 31, 2018 which can be used to offset future capital gains.

The Company holds certain portfolio investments through taxable subsidiaries. Income earned and gains realized on the investment held by the taxable subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the Company. A tax provision for realized and unrealized gains is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the Company.

Distributions to Common Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash distributions.

On March 6, 2018, the Board of Directors of the Company adopted amendments to the Company’s dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, if the Company declares a dividend or determines to make a capital gain or other distribution, the reinvestment plan agent will acquire shares for the participants’ accounts, depending upon the following circumstances, (i) through receipt of additional unissued but authorized shares from the Company (“newly issued shares”) and/or (ii) by purchase of outstanding shares on the open market (“open-market purchases”). If, on the distribution payment date, the last quarterly net asset value per share (“NAV”) is equal to or less than the closing market price per share on such distribution payment date (such condition often referred to as a “market premium”), the reinvestment plan agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV or (ii) 95% of the closing market price on the distribution payment date. If, on the distribution payment date, the NAV is greater than the closing market price per share on such distribution payment date (such condition often referred to as a “market discount”), the reinvestment plan agent may, upon notice from the Company, either (a) invest the distribution amount in newly issued shares on behalf of the participants or (b) invest the distribution amount in shares acquired on behalf of the participants in open-market purchases.

Foreign Currency

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and
(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company may not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Debt Issuance Costs

Debt issuance costs are amortized over the term of the related debt using the straight line method, which approximates the effective interest rate method.

Equity Offering Expenses

The Company records registration expenses related to its shelf registration statement and related SEC filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946, Financial Services—Investment Companies.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status, as a general matter, when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Recent Accounting Pronouncements

In February 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Leases (Topic 840). Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The guidance requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2018, including interim periods within that reporting period, with early adoption permitted. The Company has adopted this standard and the adoption of the standard has no material impact on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework- Changes to the Disclosure Requirements for Fair Value Measurement. The updated guidance modifies the disclosure requirements on fair value measurements by (1) removing certain disclosure requirements including policies related to valuation processes and the timing of transfers between levels of the fair value hierarchy, (2) amending disclosure requirements related to measurement uncertainty from the use of significant unobservable inputs, and (3) adding certain new disclosure requirements including changes in unrealized gains and losses for the period included in other comprehensive income (loss) for recurring Level 3 fair value measurements held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. ASU No. 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein, with early adoption permitted. The Company is currently evaluating the effect on its consolidated financial statements and related disclosures.

Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Company has adopted the amendments pertinent to Regulation S-X. The amendments impacted certain disclosure presentation on the Consolidated Statements of Assets and Liabilities, Statements of Changes in Net Assets and notes to the consolidated financial statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the statement of changes in net assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the years ended December 31, 2017 and 2016 were classified as follows:

	December 31, 2017	December 31, 2016
Distributions from:
Net investment income	$(52,535,464)	$(61,007,062)
Distributions in excess of net investment income	—	—
Total distributions	$(52,535,464)	$(61,007,062)

Undistributed (distributions in excess of) net investment income as of December 31, 2017 was as follows:

December 31, 2017
Undistributed / (Distribution in excess of) net investment income	$(13,918,838)

Reconciliation of changes in distribution resulting from operations to taxable income for the year ended December 31, 2017 was as follows:

December 31, 2017
(Increase) decrease in distributions in excess of net investment income	$(8,509,458)
(Increase) decrease in accumulated net realized loss	35,566,053

3. Agreements and Related Party Transactions

Investment Management Agreement

At a special meeting of the Company’s stockholders, held on February 18, 2015, the Company’s stockholders approved a new investment management agreement between the Company and BlackRock Advisors, LLC (“BlackRock Advisors”) to permit BlackRock Advisors to serve as the Company’s investment adviser (the “BlackRock Advisors Management Agreement”) following the completion of the sale of certain assets related to managing the Company from the Company’s previous investment adviser, 52nd Street Capital Advisors LLC, formerly BlackRock Kelso Capital Advisors LLC (the “Previous Advisor,” “BKCA” or “52nd Street”), to BlackRock Advisors (the “Transaction”). BlackRock Advisors is a wholly owned indirect subsidiary of BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”). The Transaction was completed on March 6, 2015 and, pursuant to the BlackRock Advisors Management Agreement, dated as of March 6, 2015, BlackRock Advisors began managing the Company’s investment activities. Prior to the consummation of the Transaction, the Company had entered into an investment management agreement with 52nd Street Capital Advisors LLC, the Company’s previous adviser, which is referred to as the “previous management agreement.” The BlackRock Advisors Management Agreement had the same management and incentive fee terms as the previous agreement until March 6, 2017 and thereafter had different management and incentive fees terms as compared to the previous management agreement. On January 16, 2018, BlackRock Advisors assigned the BlackRock Advisors Management Agreement, dated March 6, 2015, to a wholly owned subsidiary, BCIA, the Advisor, pursuant to Rule 2a-6 of the 1940 Act and the Company entered into a new investment management agreement with BCIA (the “Current Management Agreement” or the “Management Agreement”). The Current Management Agreement has the same management and incentive fee terms as compared to the BlackRock Advisors Management Agreement.

The BlackRock Advisors Management Agreement became effective on March 6, 2015. Unless earlier terminated, the investment management agreement was in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons. On January 16, 2018, BlackRock Advisors assigned the BlackRock Advisors Management Agreement to BCIA. The Company’s Board of Directors approved the continuation of the Current Management Agreement in October 2018.

Base Management Fee

Under the respective management agreement, the investment advisor, subject to the overall supervision of the Board, manages the day-to-day operations and provides the Company with investment advisory services. For providing these services, BlackRock Advisors received, until March 6, 2017, a base management fee at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears. After March 6, 2017, BlackRock Advisors and the Advisor collectively received a base management fee at an annual rate of 1.75% of total assets (excluding cash), including any assets acquired with the proceeds of leverage, payable quarterly in arrears based on the asset valuation as of the end of the prior quarter, and prorated for any period of less than a quarter.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred $14,138,788, $16,391,532 and $21,460,909, respectively, in base management fees under the investment management agreement.

Incentive Management Fee Until March 6, 2017

The BlackRock Advisors Management Agreement provided that BlackRock Advisors or its affiliates were entitled to an incentive management fee (the “Incentive Fee”) under certain circumstances until March 6, 2017. The Incentive Fee until March 6, 2017 was calculated in the same manner as the Incentive Fee in the previous investment management agreement. The determination of the Incentive Fee until March 6, 2017, as described in more detail below, resulted in BlackRock Advisors or its affiliates receiving no Incentive Fee payments if returns to stockholders did not meet an 8.0% annualized rate of return during the applicable fee measurement period, and resulted in BlackRock Advisors or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceeded an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to net asset value and does not take into account changes in the market price of the common stock.

Until March 6, 2017, BlackRock Advisors was entitled to receive the Incentive Fee if the performance exceeded a “hurdle rate” during different measurement periods: trailing four quarters’ periods (which apply only to the portion of the Incentive Fee based on income) and annual periods (which apply only to the portion of the Incentive Fee based on capital gains). The “trailing four quarters’ periods” for purposes of determining the income portion of the Incentive Fee payable for the three months ended December 31, 2018 and 2017 was determined by reference to the four quarter periods ended on December 31, 2018 and 2017, respectively, however, the periods utilized different incentive management fee calculations, both of which are described in more detail below. The term “annual period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year.

The hurdle rate for each measurement period until March 6, 2017 was 2.0% multiplied by net asset values at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period until March 6, 2017. A portion of the Incentive Fee was based on income and a portion was based on capital gains. Each portion of the Incentive Fee is described below.

(i)	Quarterly Incentive Fee Based on Income Until March 6, 2017

For each trailing four quarters period until March 6, 2017, the Company paid BlackRock Advisors an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss), during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains / losses during the period, was in excess of (B) the hurdle rate for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

It should be noted that net realized capital gains / losses during the period were calculated as the proceeds received upon disposition less the fair market value as of the beginning of the measurement period. Since this calculation was not cumulative, but rather performed on a trailing four quarters period, fluctuations in fair market values were captured in net unrealized appreciation and depreciation of prior measurement periods.

The portion of the Incentive Fee based on income for each period equaled 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equaled 20% of the period’s income amount distributed or distributable to stockholders as described in clause (A) of the preceding paragraph. Thereafter, the portion of the Incentive Fee based on income for the period equaled 20% of the period’s amount distributed or distributable to stockholders.

For the period from January 1, 2017 through March 6, 2017, BlackRock Advisors did not earn Incentive Fees based on income from the Company.

(ii)	Annual Incentive Fee Based on Capital Gains Until March 6, 2017

The portion of the Incentive Fee based on capital gains was calculated and paid on an annual basis beginning on July 1 of each annual period and ending on June 30 of the next calendar year. The portion of Incentive Fee based on capital gains was calculated in the same manner as such portion of the Incentive Fee in the prior investment management agreement. For each annual period, the Company paid BlackRock Advisors an Incentive Fee on capital gains based on the amount by which (A) net realized capital gains, if any, exceeded gross unrealized capital depreciation, if any, occurring during the period in excess of (B) the amount, if any, by which the period’s hurdle rate exceeded the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess of (A) over (B) described in this paragraph is referred to as the excess gain amount.

(iii)	Calculation of Incentive Fee

The portion of the Incentive Fee based on capital gains for each period equaled 50% of the period’s excess gain amount, until such payments equaled 20% of the period’s capital gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equaled an amount such that the portion of the Incentive Fee payments to BlackRock Advisors based on capital gains for the period equals 20% of the period’s capital gain amount distributed or distributable to stockholders. The result of this formula was that, if the portion of the Incentive Fee based on income for the period exceeded the period’s hurdle, then the portion of the Incentive Fee based on capital gains was capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, we account for assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

The capital gains Incentive Fee due to BlackRock Advisors as calculated under the BlackRock Advisors Management Agreement as described above, for the annual period ended June 30, 2017 and 2016 was zero.

(iv)	Calculation of Capital Gains

It should be noted that net realized capital gains during each period were calculated as the proceeds received upon disposition in excess of the lower of each security’s amortized cost, or the fair market value as of the beginning of the measurement period. Since this calculation was not cumulative, but rather performed on an annual period commencing each July 1, any unrealized depreciation on a security, if any, was captured in the gross unrealized depreciation of a prior period.

Incentive Management Fee After March 6, 2017

(i)	Quarterly Incentive Fee Based on Income After March 6, 2017

After March 6, 2017, the BlackRock Advisors Management Agreement provided and the Current Management Agreement provides that the investment advisor or its affiliates may be entitled to an incentive management fee under certain circumstances. The Incentive Fee has two parts. The first portion is based on income other than capital gains and is calculated separately for each calendar quarter and will be paid on a quarterly basis. The Company will pay the investment advisor the portion of the Incentive Fee based on income for each period as follows:

•

No Incentive Fee based on income other than capital gains for any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter.

•

100% of the Pre-Incentive Fee Net Investment Income in any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized).

•

20% of the Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter that exceeds 2.1875% (8.75% annualized) of net assets attributable to common stock at the beginning of such quarter.

The calculations described above will be appropriately prorated for any period of less than a quarter and adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such quarter.

The payment of any such Incentive Fee based on income otherwise earned by our investment advisor will be deferred if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of net assets attributable to common stock at the beginning of such four quarter period as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar quarter period, with any deferred Incentive Fees to be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made in accordance with the investment management agreement.

For the year ended December 31, 2018 and the period after March 6, 2017 to December 31, 2017, the Company incurred $8,510,866 and $7,980,098, respectively, in Incentive Fees based on income.

On March 7, 2017, BlackRock Advisors, in consultation with the Company’s Board of Directors, agreed to waive incentive fees based on income after March 6, 2017 to December 31, 2018 or approximately 21 months, which has subsequently been extended to June 30, 2019 (see Note 14). BCIA has agreed to honor such waiver.  The start date of the fee waiver coincides with the change to the fee calculation mentioned above. The waiver for incentive fees based on income was $8,510,866 for the year ended December 31, 2018, and $7,980,098 for the period after March 6, 2017 to December 31, 2017, respectively, resulting in no net Incentive Fees based on income incurred by the Company.

(ii)	Annual Incentive Fee Based on Capital Gains After March 6, 2017

The second portion of the Incentive Fee is based on capital gains and is calculated separately for each Annual Period. Our investment advisor will be entitled to receive an Incentive Fee based on capital gains for each Annual Period in an amount equal to 20% of the amount by which (1) net realized capital gains occurring during the period, if any, exceeds (2) gross unrealized capital depreciation, if any, occurring during the period. In calculating the portion of the Incentive Fee based on capital gains payable for any period, investments are accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains is determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses for the period and unrealized capital depreciation for the period.

The capital gains Incentive Fee as calculated under the Current Management Agreement and the BlackRock Advisors Management Agreement as described above, at December 31, 2018 and 2017, respectively, resulted in no capital gains incentive fee accrual. The Company did not have any cumulative accrued balance at December 31, 2018 and 2017.

(iii)	Calculation of Incentive Fee

For purposes of calculating the Incentive Fee, (i) “Annual Period” means the period beginning on July 1 of each calendar year, including the calendar year prior to the year in which the investment management agreement became effective, and ending on June 30 of the next calendar year; (ii) “Annualized Rate of Return” is computed by reference to the sum of (i) the aggregate distributions to common stockholders for the period in question and (ii) the change in net assets attributable to common stock (before taking into account any Incentive Fees otherwise payable during such period); (iii) “net assets attributable to common stock” means total assets less indebtedness and preferred stock; and (iv) “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with United States generally accepted accounting principles) accrued by the Company during the calendar quarter excluding any accruals for or payments in respect of the Incentive Fee.

The Company is required under GAAP to accrue a hypothetical capital gains Incentive Fee based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each period. The accrual of this hypothetical capital gains Incentive Fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a hypothetical capital gains Incentive Fee that would be payable at each measurement date. If such amount is positive at the end of the period, then we recorded a capital gains Incentive Fee equal to 20% of such amount, less the amount of capital gains related Incentive Fees already accrued in prior periods. If the resulting amount is negative, the accrual for GAAP in a given period may have resulted in the reduction of an expense. There can be no assurance that such unrealized capital appreciation will be realized in the future. However, it should be noted that a fee so calculated and accrued would not be payable under the Advisers Act, the Current Management Agreement or the BlackRock Advisors Management Agreement. Amounts actually paid were consistent with the Advisers Act, which specifically excludes consideration of unrealized capital appreciation. In accordance with GAAP, the hypothetical liquidation for the years ended December 31, 2018 and 2017 resulted in no capital gains Incentive Fee.

(iv)	Calculation of Capital Gains

Capital gains and losses are calculated using the proceeds received and either (i) fair market value at the beginning of the Annual Period or (ii) cost for investments acquired during the Annual Period. In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, the Company accounts for assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period. The Advisor has agreed to change the calculation of its incentive fees based upon gains for the period from July 1, 2018 until June 30, 2019, solely with respect to any change in the fair market value of the Company’s investment in preferred stock of KAGY Holding Company, Inc. by using $11,952,516 (March 31, 2018 value) as the fair market value at the beginning of the Annual Period instead of $329,881 (June 30, 2018 value).

Advisor Reimbursements

The investment management agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for administrative or operating services, office space rental, office equipment and utilities allocable to the Advisor under the investment management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to the Company. For the years ended December 31, 2018, 2017 and 2016, the Company incurred $350,000, $350,004 and $350,004 respectively, for such investment advisor expenses.

From time to time, the Advisor and its affiliates may pay third party providers for goods or services utilized by the Company. The Company will subsequently reimburse the Advisor and its affiliates for such amounts. Reimbursements to the Advisor, BlackRock Advisors and their affiliates for such purposes during the years ended December 31, 2018, 2017 and 2016 were $280,932, $182,767 and $5,921, respectively.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Administration

The Company also has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides certain administrative services to the Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. For the years ended December 31, 2018, 2017 and 2016, the Company incurred $1,702,723, $1,039,221 and $1,304,172, respectively, for such administrative services expenses.

Advisor Stock Transactions

Effective upon completion of the Transaction, BlackRock Advisors assumed the role as investment adviser to the Company. On January 16, 2018, BlackRock Advisors assigned the BlackRock Advisors Management Agreement to BCIA. BlackRock Advisors and BCIA did not own any shares of the Company at December 31, 2018 and December 31, 2017.

At December 31, 2018, 2017 and 2016, other entities affiliated with the Administrator and Advisor beneficially owned approximately 324,000, 462,000 and 490,000 shares, respectively, of the Company’s common stock, representing approximately 0.5%, 0.6% and 0.7%, respectively, of the total shares outstanding.

4. Earnings (Loss) per share

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets from operations per share (earnings (loss) per share) for the years ended December 31, 2018, 2017 and 2016.

	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Earnings (Loss) per share – basic:
Net increase (decrease) in net assets resulting from operations	$(9,162,162)	$20,902,457	$(84,291,924)
Weighted average shares outstanding – basic	71,373,570	72,983,354	72,757,978
Earnings (Loss) per share – basic:	$(0.13)	$0.29	$(1.16)
Earnings (Loss) per share – diluted:
Net increase (decrease) in net assets resulting from operations, before adjustments	$(9,162,162)	$20,902,457	$(84,291,924)
Adjustments for interest on unsecured convertible senior notes(1)	—	—	—
Net increase (decrease) in net assets resulting from operations, as adjusted	$(9,162,162)	$20,902,457	$(84,291,924)
Weighted average shares outstanding – diluted(1)	71,373,570	72,983,354	72,757,978
Earnings (Loss) per share – diluted:	$(0.13)	$0.29	$(1.16)

(1)

Due to a net decrease in net assets from operations for the years ended December 31, 2018 and 2016, no incremental shares were included because the effect would be antidilutive. Additionally, no incremental shares were included for the 2017 period, as the effect of unsecured senior convertible notes would be antidilutive.

5. Investments

Purchases of investments, including PIK, for the years ended December 31, 2018, 2017 and 2016 totaled $308,644,673, $243,395,361 and $325,409,753, respectively. Proceeds from sales, repayments and other exits of investments for the years ended December 31, 2018 totaled $338,429,154, $386,382,563 and $377,154,842, respectively.

At December 31, 2018, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$25,053,397	$23,630,813
Unsecured debt	118,807,277	118,807,277
Subordinated debt	40,000,000	40,000,000
Senior secured loans:
First lien	184,191,179	158,945,078
Second/other priority lien	138,006,527	130,926,306
Total senior secured loans	322,197,706	289,871,384
Preferred stock	56,051,729	45,150,030
Common stock	19,685,846	12,338,488
Limited partnership/limited liability company interests	170,604,094	141,854,954
Equity warrants/options	694,450	—
Total investments	$753,094,499	$671,652,946

At December 31, 2017, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$23,773,283	$23,250,661
Unsecured debt	145,793,872	95,266,709
Subordinated debt	29,600,000	29,600,000
Senior secured loans:
First lien	241,151,702	214,875,825
Second/other priority lien	195,316,002	189,343,791
Total senior secured loans	436,467,704	404,219,616
Preferred stock	56,167,927	59,622,456
Common stock	25,029,241	16,206,829
Limited partnership/limited liability company interests	111,766,448	129,774,536
Equity warrants/options	694,450	—
Total investments	$829,292,925	$757,940,807

Industry Composition

The industry composition of the portfolio, at fair value, at December 31, 2018 and 2017 was as follows:

Industry	December 31, 2018	December 31, 2017
Finance	43.8%	29.5%
Chemicals, Plastics, & Rubber	15.4	16.3
Retail	6.8	6.1
Healthcare & Pharmaceuticals	6.8	5.3
Services: Business	6.5	9.9
Transportation: Cargo	5.4	—
Energy: Oil & Gas	4.1	9.6
Containers, Packaging, & Glass	3.8	3.3
Services: Consumer	3.2	7.0
Insurance	1.3	1.3
Aerospace & Defense	1.2	3.4
Capital Equipment	0.9	0.9
Metals & Mining	0.8	3.4
Construction & Building	—	2.6
Consumer Goods: Durable	—	0.9
High Tech Industries	—	0.5
Total	100.0%	100.0%

The geographic composition of the portfolio at fair value at December 31, 2018 was United States 97.6%, and Canada 2.4% and at December 31, 2017 was United States 96.5%, Canada 2.1%, Bermuda 0.9%, and the Cayman Islands 0.5%. The geographic composition is determined by several factors including the location of the corporate headquarters of the portfolio company.

Market and Credit Risk

In the normal course of business, the Company invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Company may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Company may be exposed to counterparty credit risk, or the risk that an entity with which the Company has unsettled or open transactions may fail to or be unable to perform on its commitments. The Company manages counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Company to market, issuer and counterparty credit risks, consist principally of investments in portfolio companies. The extent of the Company’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the consolidated statements of assets and liabilities. The Company is also exposed to credit risk related to maintaining all of its cash at a major financial institution.

The Company has investments in lower rated and comparable quality unrated senior and junior secured, unsecured and subordinated debt securities and loans, which are subject to a greater degree of credit risk than more highly rated investments. The risk of loss due to default by the issuer is significantly greater for holders of such securities and loans, particularly in cases where the investment is unsecured or subordinated to other creditors of the issuer.

BCIC Senior Loan Partners, LLC

On June 23, 2016, the Company and Windward Investments LLC (“Windward”) entered into an agreement to create BCIC Senior Loan Partners, LLC (“Senior Loan Partners”), a joint venture. Senior Loan Partners is structured as an unconsolidated Delaware limited liability company, and makes loans to and other investments in portfolio companies. All portfolio and other material decisions regarding Senior Loan Partners must be submitted to its board of directors, which is comprised of four members, two of whom were selected by the Company and two of whom were selected by Windward, and must be approved by at least one member appointed by the Company and one appointed by Windward. In addition, certain matters may be approved by Senior Loan Partners’ investment committee, which is comprised of one member appointed by the Company and one member appointed by Windward.

The Company does not consolidate its non-controlling interests in Senior Loan Partners because the entity is not considered a substantially wholly owned investment company subsidiary, as provided under ASC 946. Senior Loan Partners is a joint venture for which shared power exists relating to the decisions that most significantly impact the economic performance of the entity.

The Company and Windward have committed to provide an aggregate of $133.3 million of equity to Senior Loan Partners, with the Company providing $113.3 million and Windward providing $20.0 million. As of December 31, 2018, Senior Loan Partners had called and received $113.3 million of combined equity capital, of which the Company funded $96.3 million and Windward funded $17.0 million. As a result, remaining commitments from the Company and Windward as of December 31, 2018 were $17.0 million and $3.0 million, respectively. Capital contributions have primarily been used to make investments and fund ongoing administrative expenses of Senior Loan Partners.

On June 24, 2016, Senior Loan Partners as Seller and Collateral Manager, and BCIC Senior Loan Funding, LLC (“Senior Loan Funding”), a newly formed Delaware limited liability company consolidated by Senior Loan Partners, as Borrower, entered into a $200.0 million Loan and Security Agreement (the “LSA” or the “Senior Facility”) with Citibank, N.A. (“Citi”) acting as Administrative Agent and The Bank of New York Mellon Trust Company (“BoNY”) as Collateral Agent. On July 27, 2018, the Senior Facility was fully prepaid, prior to its June 24, 2021 maturity date, with proceeds under the New Senior Facility, as defined below.

On July 13, 2018, Senior Loan Partners as Transferor and Servicer, and BCIC Senior Loan Funding II, LLC (“Senior Loan Funding II”), a newly formed Delaware limited liability company consolidated by Senior Loan Partners, as Borrower, entered into a $270.0 million Loan and Servicing Agreement (the “New LSA” or the “New Senior Facility”) with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) acting as Administrative Agent and BoNY acting as Collateral Agent.  The New Senior Facility is scheduled to mature on July 13, 2023. Senior Loan Partners and Senior Loan Funding II, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including collateral maintenance, reporting requirements, usual and customary events of default and other customary requirements for similar facilities. Senior Loan Partners and Senior Loan Funding II were not in default with any covenants or requirements thereunder as of December 31, 2018.

As of December 31, 2018, $245.5 million was drawn on the New Senior Facility, and subject to compliance with applicable covenants and borrowing base limitations, the undrawn amount was $24.5 million. The average outstanding debt balance during the years ended December 31, 2018 and 2017 were $184.2 million and $85.9 million, respectively, and the maximum amount borrowed during the same periods were $245.5 million and $146.9 million, respectively, under the Senior Facility and the New Senior Facility. During the years ended December 31, 2018 and 2017, $8.7 million and $4.2 million of interest expense and other debt related expenses were incurred, respectively.

As of December 31, 2018, Senior Loan Partners had total investments at fair value of $340.0 million, comprised of senior secured first lien loans, delayed draw term loans and undrawn revolving loans to a total of 27 borrowers. As of December 31, 2018, none of these loans were on non-accrual status. Purchase of investments for the year ended December 31, 2018 was $225.2 million. Proceeds from investment sales, prepayments or exits for the year ended December 31, 2018 were $103.1 million. Additionally, Senior Loan Partners had unfunded commitments to 10 borrowers totaling $19.9 million. The aggregate fair value of the unfunded commitments at December 31, 2018 was $19.8 million. The weighted average yield of the portfolio at its current cost basis as of December 31, 2018 and 2017 was 7.49% and 6.77%, respectively. Below is a summary of Senior Loan Partners’ portfolio as of December 31, 2018:

Portfolio Company	Industry	Interest Rate(1)	Maturity	Principal Amount or Number of Shares/Units	Cost	Fair Value(2)
Senior Secured Loans
Achilles Acquisition LLC, First Lien Term Loan	Insurance	6.56% (L + 400)	10/11/25	$12,000,000	$11,970,559	$11,970,559
AP Exhaust Acquisition, LLC, First Lien Term Loan	Automotive	7.62% (L + 500, 1.00% Floor)	5/10/24	13,543,750	13,337,404	12,189,375
AP Plastics Group, LLC, First Lien Term Loan	Chemicals, Plastics, & Rubber	7.60% (L + 525, 1.00% Floor)	8/1/22	10,310,417	10,253,206	10,310,417
BARBRI, Inc., First Lien Term Loan	Services: Consumer	6.60% (L + 425, 1.00% Floor)	12/1/23	11,148,649	11,104,009	11,037,162
Community Care Health Network, LLC, First Lien Term Loan	Healthcare & Pharmaceuticals	7.27% (L + 475, 1.00% Floor)	2/16/25	9,950,000	9,928,119	9,651,500
Crown Paper Group Inc., First Lien Term Loan	Containers, Packaging, & Glass	7.13% (L + 475, 1.00% Floor)	4/3/24	20,122,581	19,939,896	20,072,274
Digital Room, LLC, First Lien Term Loan	Media: Advertising, Printing & Publishing	7.53% (L + 500, 1.00% Floor)	12/29/23	23,407,829	23,198,158	23,290,789
Dunn Paper, Inc., First Lien Term Loan	Containers, Packaging, & Glass	7.27% (L + 475, 1.00% Floor)	8/26/22	10,344,093	10,276,601	10,357,540
Edgewood Partners Holdings Inc., First Lien Term Loan	Insurance	6.77% (L + 425, 1.00% Floor)	9/8/24	14,862,406	14,841,662	14,713,782
ENC Holding Corporation, First Lien Term Loan	Transportation: Cargo	6.80% (L + 400, 1.00% Floor)	5/30/25	9,381,429	9,359,855	9,135,635
Entertainment Partners, LLC, First Lien Term Loan	Media: Diversified & Production	8.49% (L + 575, 1.00% Floor)	5/8/23	11,327,500	11,327,500	11,327,500
F.M.I. Intermediate Holdings, LLC, First Lien Term Loan	Aerospace & Defense	6.85% (L + 425)	10/9/25	8,914,286	8,888,574	8,888,574
Golden West Packaging Group, LLC, First Lien Term Loan	Containers, Packaging, & Glass	7.77% (L + 525, 1.00% Floor)	6/20/23	18,103,452	18,031,767	18,012,935
KC Culinarte Intermediate, LLC, First Lien Term Loan	Food and Beverage	6.22% (L + 375, 1.00% Floor)	8/24/25	14,962,500	14,891,082	14,869,732

Portfolio Company	Industry	Interest Rate(1)	Maturity	Principal Amount or Number of Shares/Units	Cost	Fair Value(2)
Senior Secured Loans
MHE Intermediate Holdings LLC, Delayed Draw Term Loan	Services: Business	7.79% (L + 500, 1.00% Floor)	3/10/24	$1,778,418	$1,771,620	$1,778,418
MHE Intermediate Holdings LLC, First Lien Term Loan	Services: Business	7.80% (L + 500, 1.00% Floor)	3/10/24	10,219,405	10,142,251	10,219,405
MSHC, Inc. (Service Logic), First Lien Term Loan	Services: Business	6.89% (L + 425, 1.00% Floor)	7/31/23	18,188,762	18,114,828	18,143,290
National Spine and Pain Centers, LLC, First Lien Term Loan	Healthcare & Pharmaceuticals	7.02% (L + 450, 1.00% Floor)	6/2/24	9,875,000	9,836,817	9,677,500
New Era Technology, Inc., First Lien Term Loan	Services: Business	9.02% (L + 650, 1.00% Floor)	6/22/23	9,053,571	8,891,480	8,963,036
NGS US FINCO, LLC, First Lien Term Loan	Utilities: Oil & Gas	6.76% (L + 425, 1.00% Floor)	10/1/25	10,000,000	9,951,732	9,951,732
NSM Sub Holdings Corp., Delayed Draw Term Loan	Healthcare & Pharmaceuticals	6.81% (L + 425, 1.00% Floor)	10/3/22	1,596,797	1,596,797	1,596,797
NSM Sub Holdings Corp., First Lien Term Loan	Healthcare & Pharmaceuticals	7.05% (L + 425, 1.00% Floor)	10/3/22	14,890,121	14,795,616	14,890,121
On Location Events, LLC, First Lien Term Loan	Hotel, Gaming, & Leisure	8.28% (L + 550, 1.00% Floor)	9/29/21	19,872,291	19,690,706	19,673,568
Premise Health Holding Corp., First Lien Term Loan	Healthcare & Pharmaceuticals	6.55% (L + 375)	7/10/25	7,217,810	7,183,497	7,163,677
Pretium Packaging, LLC, First Lien Term Loan	Containers, Packaging, & Glass	7.80% (L + 500, 1.00% Floor)	11/14/23	14,887,501	14,785,418	14,738,626
Protective Industrial Products, Inc., First Lien Term Loan	Services: Business	7.02% (L + 450, 1.00% Floor)	1/31/24	9,320,870	9,241,392	9,320,870
PVHC Holding Corp., First Lien Term Loan	Containers, Packaging, & Glass	7.57% (L + 475, 1.00% Floor)	8/3/24	10,603,425	10,553,404	10,603,425
Q Holding Company, First Lien Term Loan	Chemicals, Plastics, & Rubber	7.52% (L + 500, 1.00% Floor)	12/18/21	9,770,992	9,713,000	9,551,145
TLE Holdings, LLC, First Lien Term Loan	Services: Consumer	8.52% (L + 600, 1.00% Floor)	6/28/24	7,960,767	7,884,220	7,884,220
Total					$341,501,170	$339,983,604

(1)

100% of the senior secured loans in BCIC Senior Loan Partners’ portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR), “L”, or other base rate (commonly the Federal Funds Rate or the Prime Rate), “P”, at the borrower’s option. In addition, 91.8% of the fair value of such senior secured loans have floors of at least 1.00%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2018 of all contracts within the specified loan facility.

(2)	Represents fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Company’s Board of Directors’ valuation process described elsewhere herein.

Below is a summary of Senior Loan Partners’ portfolio as of December 31, 2017:

Portfolio Company	Industry	Interest Rate(1)	Maturity	Principal Amount or Number of Shares/Units	Cost	Fair Value(2)
Senior Secured Term & Delayed Draw Loans
Accruent, LLC, First Lien Term Loan	High Tech Industries	6.13% (L + 475, 1.00% Floor)	7/28/23	$5,727,689	$5,700,622	$5,699,050
Accruent, LLC, Delayed Draw Term Loan	High Tech Industries	6.14% (L + 475, 1.00% Floor)	7/28/23	9,237,075	9,193,613	9,190,890
Alaska Communications Systems Holdings, Inc. First Lien Term Loan A-1	Telecommunications	6.57% (L + 500, 1.00% Floor)	3/13/22	2,962,500	2,962,500	2,947,688
Alaska Communications Systems Holdings, Inc. First Lien Term Loan A-2	Telecommunications	8.57% (L + 700, 1.00% Floor)	3/13/23	4,987,500	4,987,500	4,962,563
AP Exhaust Acquisition, LLC, First Lien Term Loan	Automotive	6.41% (L + 500, 1.00% Floor)	5/10/24	13,681,250	13,431,524	13,407,625
AP Gaming I, LLC, First Lien Term Loan	Hotel, Gaming, & Leisure	7.07% (L + 550, 1.00% Floor)	2/15/24	11,446,241	11,423,311	11,446,241
AP Plastics Group, LLC, First Lien Term Loan B	Chemicals, Plastics, & Rubber	7.63% (L + 625, 1.00% Floor)	8/1/22	10,858,882	10,780,584	10,858,882
BARBRI, Inc., First Lien Term Loan	Services: Consumer	5.73% (L + 425, 1.00% Floor)	12/1/23	12,500,000	12,438,158	12,438,158
Dunn Paper, Inc., First Lien Term Loan	Containers, Packaging & Glass	6.32% (L + 475, 1.00% Floor)	8/26/22	8,197,827	8,126,673	8,197,827
ENC Holding Corp., First Lien Term Loan	Transportation: Cargo	8.05% (L + 650, 1.00% Floor)	2/8/23	12,203,195	12,106,102	12,203,195
Entertainment Partners, LLC, First Lien Term Loan	Media: Diversified & Production	7.31% (L + 575, 1.00% Floor)	5/8/23	11,442,500	11,442,500	11,442,500
Edgewood Partners Holdings, LLC, First Lien Term Loan	Insurance	6.19% (L + 475, 1.00% Floor)	9/8/24	10,000,000	9,975,343	9,975,343
Give and Go Prepared Foods Corp., First Lien Term Loan	Beverage, Food & Tobacco	5.70% (L + 425, 1.00% Floor)	7/29/23	11,970,000	11,941,310	11,970,000

Portfolio Company	Industry	Interest Rate(1)	Maturity	Principal Amount or Number of Shares/Units	Cost	Fair Value(2)
Senior Secured Term & Delayed Draw Loans
Golden West Packaging Group LLC, First Lien	Containers, Packaging & Glass	6.82% (L + 525, 1.00% Floor)	6/20/23	$9,950,000	$9,856,332	$9,950,000
Highline Aftermarket Acquisition, LLC, First Lien Term Loan	Automotive	6.00% (L + 425, 1.00% Floor)	3/17/24	9,546,984	9,502,268	9,546,984
MHE Intermediate Holdings, LLC, Delayed Draw Term Loan	Services: Business	6.69% (L + 500, 1.00% Floor)	3/10/24	806,205	798,847	798,143
MHE Intermediate Holdings, LLC, First Lien Term Loan	Services: Business	6.69% (L + 500, 1.00% Floor)	3/10/24	10,323,216	10,229,281	10,219,984
National Spine and Pain Centers, LLC, First Lien Term Loan	Healthcare & Pharmaceuticals	6.19% (L + 450, 1.00% Floor)	6/2/24	9,950,000	9,904,038	9,850,500
NSM Sub Holdings Corp., Delayed Draw Term Loan	Healthcare & Pharmaceuticals	6.58% (L + 500, 1.00% Floor)	10/3/22	753,923	753,923	753,923
NSM Sub Holdings Corp., First Lien Term Loan	Healthcare & Pharmaceuticals	6.69% (L + 500, 1.00% Floor)	10/3/22	7,263,630	7,205,543	7,263,630
Pasternack Enterprises, Inc., First Lien Term Loan	Wholesale	6.57% (L + 500, 1.00% Floor)	5/27/22	11,353,532	11,317,097	11,353,532
Pretium Packaging, LLC, First Lien Term Loan	Containers, Packaging & Glass	7.17% (L + 575, 1.00% Floor)	11/14/22	12,406,050	12,297,095	12,375,035
Q Holding Company, First Lien Term Loan B	Chemicals, Plastics, & Rubber	6.69% (L + 500, 1.00% Floor)	12/18/21	9,872,773	9,792,507	9,872,773
Service Logic Acquisition, Inc., First Lien Term Loan	Services: Business	5.94% (L + 425, 1.00% Floor)	7/31/23	12,500,000	12,441,758	12,437,500
Total					$218,608,429	$219,161,966

(1)

100% of the senior secured loans in BCIC Senior Loan Partners’ portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 100% of such senior secured loans have floors of 1.00%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2017 of all contracts within the specified loan facility.

(2)	Represents fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Company’s board of director’s valuation process described elsewhere herein.

Below is certain summarized financial information for Senior Loan Partners as of December 31, 2018 and 2017 respectively, and for the years ended December 31, 2018 and 2017, and the period from June 23, 2016 (commencement of operations) through December 31, 2016, respectively:

Selected Balance Sheet Information

	December 31, 2018	December 31, 2017
Investments, at fair value (cost of $341,501,170 and $218,608,429)	$339,983,604	$219,161,966
Cash and cash equivalents	14,340,425	13,261,538
Other assets	3,725,941	2,740,328
Total assets	$358,049,970	$235,163,832
Debt	245,549,646	146,880,000
Contributions received in advance	—	1,427,659
Distribution payable	260,047	1,211,787
Interest and credit facility fees payable	933,856	407,703
Other accrued expenses and payables	524,304	404,006
Total liabilities	$247,267,853	$150,331,155
Members’ equity	110,782,117	84,832,677
Total liabilities and members’ equity	$358,049,970	$235,163,832

Selected Statement of Operations Information

	Year ended December 31, 2018	Year ended December 31, 2017	For the Period from June 23, 2016* through December 31, 2016
Total Investment income	$20,652,567	$10,775,628	$913,735
Interest and credit facility fees	8,700,894	4,150,437	798,824
Other fees and expenses	1,151,016	716,834	960,445
Total expenses	$9,851,910	$4,867,271	$1,759,269
Net investment income (loss)	$10,800,657	$5,908,357	$(845,534)
Net realized and unrealized appreciation (depreciation)	(1,995,157)	490,757	62,780
Net increase in members' capital	$8,805,500	$6,399,114	$(782,754)

* Commencement of operations

For the years ended December 31, 2018 and 2017, the Company’s share of net estimated taxable income from Senior Loan Partners was $9.4 million and $5.0 million, respectively, which are included in dividend income from controlled investments on the Company’s Consolidated Statements of Operations. As of December 31, 2018 and 2017, $0.2 million and $1.0 million, respectively, was included in interest, dividends and fees receivable on the Company’s Consolidated Statements of Assets and Liabilities.

6. Derivatives

Foreign Currency

The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The Company’s forward foreign currency contracts generally have terms of approximately three months. The volume of open contracts at the end of each reporting period is reflective of the typical volume of transactions during each calendar quarter. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with only creditworthy counterparties. There were no open forward foreign currency contracts at December 31, 2018 and 2017.

Warrants and Options

The Company holds warrants and options in certain portfolio companies in an effort to achieve additional investment return. In purchasing warrants and options, the Company bears the risk of an unfavorable change in the value of the underlying equity interest. The aggregate fair value of warrants and options as of both December 31, 2018 and 2017, represents zero of the Company’s net assets.

The Company may enter into other derivative instruments and incur other exposures with other counterparties in the future. The derivative instruments held as of December 31, 2018 and 2017 reflect the volume of derivative activity throughout the periods presented.

7. Debt

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the 1940 Act, is at least 200% (or 150% under certain circumstances) after such borrowing. As of December 31, 2018 and 2017, the Company’s asset coverage was 354% and 367%, respectively.

Senior Secured Revolving Credit Facility

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date. On June 5, 2017, the Company entered into a Second Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which extended the commitment termination date on the Credit Facility from February 29, 2020 to June 5, 2021 and the maturity date from February 19, 2021 to June 5, 2022, respectively. On March 15, 2018, the Company entered into a Third Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility which (i) permanently reduces the aggregate amount of multicurrency commitments under the Credit Facility from $440,000,000 to $400,000,000 and (ii) reduces the amount of shareholders’ equity required under the Credit Facility from $500,000,000 plus 25% of net proceeds from the sale of equity interests to $450,000,000 plus 25% of net proceeds from the sale of equity interests.

Unsecured Convertible Senior Notes Due 2022

On June 13, 2017, the Company issued $143,750,000 in aggregate principal amount ($125,000,000 of the initial offering and $18,750,000 of the underwriters’ exercise of the overallotment option) of 5.00% Convertible Notes due 2022 (the “2022 Convertible Notes”) under an indenture, dated as of June 13, 2017. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $139,800,000. The 2022 Convertible Notes will mature on June 15, 2022, unless previously converted, repurchased or redeemed in accordance with their terms. The interest rate on the notes is 5.00% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing on December 15, 2017. Holders may convert their notes at their option prior to the close of business on the business day immediately preceding December 15, 2021, in integral multiples of $1,000 principal amount, only under certain circumstances. Upon conversion of a note, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election at an initial conversion rate of 118.2173 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $8.46 per share of the Company’s common stock. On or after December 23, 2021, the Company may redeem the 2022 Convertible Notes for cash, in whole or from time to time in part, at its option in accordance with their terms.

The 2022 Convertible Notes are accounted for in accordance with ASC 470-20, Debt – Debt with Conversion and Other Options. The Company has determined that the embedded conversion options in the 2022 Convertible Notes are not required to be separately accounted for as a derivative under U.S. GAAP. In accounting for the 2022 Convertible Notes, at the time of issuance the Company estimated separate debt and equity components, and an original issue discount equal to the equity component was recorded in additional paid-in-capital in the accompanying Consolidated Statements of Assets and Liabilities.

Unsecured Convertible Senior Notes Due 2018

On February 19, 2013, the Company issued $115,000,000 in aggregate principal amount ($100,000,000 of the principal offering and $15,000,000 of the underwriters’ exercise of the overallotment option) of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 144A under the Securities Act. In certain circumstances and during certain periods, the Convertible Notes were convertible into cash, shares of BlackRock Capital Investment Corporation’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which was equivalent to an initial conversion price of approximately $11.62 per share of the Company’s common stock, subject to defined anti-dilution adjustments. The Company did not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes had a maturity date of February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On September 27, 2017, the Company purchased $59,959,000 in aggregate principal amount of its existing $115,000,000 Convertible Notes pursuant to a cash tender offer at a purchase price equal to $1,015 per $1,000 principal amount of notes purchased, plus accrued and unpaid interest, using borrowings under the Credit Facility and cash on hand. All Convertible Notes purchased in the tender offer were retired and cancelled, and are no longer outstanding under the indenture. In accordance with ASC 470-50, Debt – Modifications and Extinguishments, the difference between the reacquisition price (including reacquisition costs) and the net carrying amount of the Convertible Notes was recorded in the accompanying Consolidated Statements of Operations as a $1,323,442 loss on extinguishment of debt for the year ended December 31, 2017. On February 15, 2018, the remaining Convertible Notes of $55,041,000 matured and the Company paid the principal and interest in cash.

Senior Secured Term Loan

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”) which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%. On June 22, 2017, the Company repaid the aggregate $15,000,000 principal amount of the Term

Loan, plus accrued and unpaid interest, as well as a $192,005 make-whole premium, using proceeds from the Credit Facility.

Senior Secured Notes

On January 18, 2011, the Company closed a private placement issuance of $158,000,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.50% and a maturity date of January 18, 2016 and $17,000,000 in aggregate principal amount of seven-year, senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018 (collectively, the “Senior Secured Notes”). The $158,000,000 five-year, senior secured notes matured on January 18, 2016 and were prepaid using proceeds from the Company’s Credit Facility. On April 17, 2017, the Company redeemed the $17,000,000 aggregate principal amount of 6.60% senior secured notes due 2018, using proceeds from the Credit Facility. The notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as $651,472 make-whole premium.

The Company’s outstanding debt as of December 31, 2018 and 2017 was as follows:

	As of
	December 31, 2018					December 31, 2017
	Total Aggregate Principal Amount Available(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Available(1)		Principal Amount Outstanding	Carrying Value
Credit Facility	$400,000,000	(2)	$49,000,000	$49,000,000		$440,000,000	(2)	$16,000,000	$16,000,000
2022 Convertible Notes	143,750,000		143,750,000	137,397,728	(3)	143,750,000		143,750,000	135,666,663	(5)
Convertible Notes	—		—	—	(4)	55,041,000		55,041,000	54,994,609	(4)
	$543,750,000		$192,750,000	$186,397,728		$638,791,000		$214,791,000	$206,661,272

(1)	Subject to borrowing base and leverage restrictions.
(2)	Provides for a feature that allows the Company, under certain circumstances, up to a total of $750,000,000.
(3)

Represents the aggregate principal amount outstanding of the 2022 Convertible Notes less an unamortized discount initially recorded upon issuance and unamortized debt issuance costs of $3,124,307 and $3,227,965, respectively, as of December 31, 2018.

(4)

Represents the aggregate principal amount outstanding of the Convertible Notes less an unamortized discount initially recorded upon issuance and unamortized debt issuance costs of zero and $46,391, respectively, as of December 31, 2017. No longer outstanding at December 31, 2018 due to maturity.

(5)

Represents the aggregate principal amount outstanding of the 2022 Convertible Notes less an unamortized discount initially recorded upon issuance and unamortized debt issuance costs of $3,920,287 and $4,163,050, respectively, as of December 31, 2017.

At December 31, 2018, the Company had $49,000,000 drawn on the Credit Facility as compared to $16,000,000 at December 31, 2017. Subject to compliance with applicable covenants and borrowing base limitations, the remaining undrawn amount available under the Credit Facility was $351,000,000 at December 31, 2018 and $424,000,000 at December 31, 2017. The Company’s average outstanding debt balance during the years ended December 31, 2018, 2017 and 2016 was $241,446,017, $297,575,896, and $361,314,732, respectively. The maximum amounts borrowed during the years ended December 31, 2018, 2017 and 2016 was $329,042,847, $412,247,365, and $452,539,653, respectively.

Amortization of $1,649,290, $2,055,354 and $1,640,654 related to debt issuance costs are included in interest expense within the Consolidated Statements of Operations for the years ended December 31, 2018, 2017 and 2016, respectively.

The weighted average annual interest cost, including the amortization of debt issuance cost, for the years ended December 31, 2018, 2017 and 2016 was 5.82%, 5.70% and 4.37%, respectively, exclusive of commitment fees of $1,187,897, $1,258,385 and $863,479, respectively. With respect to any unused portion of the commitments under the Credit Facility, the Company incurs an annual commitment fee of 0.375%.

Under the Credit Facility, the Company is required to comply with various affirmative and restrictive covenants, reporting requirements and other customary requirements for similar debt facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on distributions and certain other restricted payments, (d) certain restrictions on subsidiaries and fundamental changes thereto, (e) maintaining a certain minimum shareholders’ equity, (f) maintaining an asset coverage ratio of not less than 2.0:1.0, (g) limitations on certain transactions with affiliates, (h) limitations on pledging certain unencumbered assets, and (i) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the governing documents. Further, amounts available to borrow under the Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio that are pledged as collateral. The Credit Facility is secured by a lien on substantially all of the assets of the Company and its subsidiaries.

The 2022 Convertible Notes contain certain covenants, including covenants requiring the Company to reserve shares of common stock for the purpose of satisfying all obligations to issue the underlying securities upon conversion of the securities and to furnish to holders of the securities upon request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

At December 31, 2018 the Company was in compliance with all covenants required under the Credit Facility and 2022 Convertible Notes.

8. Capital stock

On April 30, 2018, the Company’s Board of Directors authorized an additional 2,500,000 shares for repurchase, effective July 1, 2018 until the earlier of June 30, 2019 or such time that all of the authorized shares have been repurchased. Any amount of shares authorized for repurchase by the Board of Directors on April 30, 2018 that remains unpurchased after June 30, 2019 will no longer be authorized for repurchase. On October 30, 2018, the Company’s Board of Directors authorized an additional 3,000,000 shares for repurchase until the earlier of October 28, 2019, or such time that all of the authorized shares have been repurchased. On the same date, the Company’s Board of Directors extended the authorization period of the 1,218,577 shares which remained unpurchased from their April 30, 2018 authorization from June 30, 2019 to October 28, 2019, bringing the total authorized shares to 4,218,577.  As of December 31, 2018, 3,405,852 of the 4,218,577 shares remained available for repurchase. As previously disclosed, of the 2,500,000 shares authorized for repurchase in May 2017, 206,624 shares remained unpurchased at June 30, 2018, after which such shares were no longer authorized for repurchase.

During the years ended December 31, 2018 and 2017, the Company purchased a total of 4,162,635 and 224,889 shares, respectively, of its common stock on the open market for $24,465,526 and $1,431,681, respectively, including brokerage commissions. Since inception of the original repurchase plan through December 31, 2018, the Company has purchased 8,939,489 shares of its common stock on the open market for $62,200,028, including brokerage commissions through the repurchase plan. The Company currently holds the shares it repurchased in treasury.

For the years ended December 31, 2018, 2017 and 2016, declared distributions to common stockholders were $51,268,639, $52,535,464, and $61,007,062, respectively.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash (see Note 2). For the year ended December 31, 2018, distributions reinvested pursuant to the Company’s dividend reinvestment plan were $2,654,029 (through purchase of shares in the open market) and $816,549 (through issuance of new shares), respectively. For the year ended December 31, 2017 and 2016, distributions reinvested pursuant to the Company’s dividend reinvestment plan was $3,506,620 and $3,959,945, respectively, through issuance of new shares.

9. Guarantees, commitments and contingencies

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. There were no such guarantees outstanding at December 31, 2018 and December 31, 2017. In addition, from time to time, the Company may provide for a commitment to a portfolio company for investment in an existing or new security. At December 31, 2018 and 2017, the Company was obligated to existing portfolio companies for unfunded commitments of $39.6 million and $42.1 million, respectively. Of the $39.6 million total unfunded commitments at December 31, 2018, $17.0 million was on our aggregate $113.3 million equity commitment to BCIC Senior Loan Partners, LLC (see Note 5). The aggregate fair value of unfunded commitments at December 31, 2018 and 2017 was $38.2 million and $42.1 million, respectively. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

From time to time, the Company and the Advisor may be a party to certain legal proceedings incidental to the normal course of its business, including the enforcement of its rights under contracts with our portfolio companies. Further, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the Company cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on its consolidated financial statements.

10. Fair value of financial instruments

Fair Value Measurements and Disclosure

ASC 820-10 defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. ASC 820-10 defines fair value as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

The Company’s valuation policy and fair value disclosures are consistent with ASC 820-10. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value and categorizes each investment within the fair value hierarchy pursuant to ASC 820-10.

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled non-affiliated, non-controlled affiliated and controlled investments is contained in the accompanying consolidated schedules of investments and consolidated financial statements. The information in the tables below is presented on an aggregate portfolio basis, without segregating the non-controlled non-affiliated, non-controlled affiliated and controlled investment categories.

The carrying values of the Company’s financial instruments approximate fair value. The carrying values of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. The fair value of the Company’s Credit Facility, Convertible Notes and 2022 Convertible Notes is derived by taking the average of the high and low quotes as obtained from a broker. The fair value of the Credit Facility, Convertible Notes and 2022 Convertible Notes would be classified as Level 2 with respect to the fair value hierarchy.

The carrying and fair values of the Company’s outstanding debt as of December 31, 2018 and 2017 were as follows:

	December 31, 2018		December 31, 2017
	Carrying Value	Fair Value	Carrying Value	Fair Value
Credit Facility	$49,000,000	$45,815,000	$16,000,000	$15,120,000
2022 Convertible Notes	137,397,728	140,515,625	135,666,663	144,898,540
Convertible Notes	—	—	54,994,609	55,178,607
Total	$186,397,728	$186,330,625	$206,661,272	$215,197,147

The following tables summarize the fair values of the Company’s investments and cash and cash equivalents based on the inputs used at December 31, 2018 and 2017 in determining such fair values:

		Fair Value Inputs at December 31, 2018
	Fair Value at December 31, 2018	Price Quotations (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured notes	$23,630,813	$—	$—	$23,630,813
Unsecured debt	118,807,277	—	—	118,807,277
Subordinated debt	40,000,000	—	—	40,000,000
Senior secured loans	289,871,384	—	—	289,871,384
Preferred stock	45,150,030	—	—	45,150,030
Common stock	12,338,488	1,726,940	—	10,611,548
Limited partnership/limited liability company interests	141,854,954	—	—	141,854,954
Equity warrants/options	—	—	—	—
Total investments	671,652,946	1,726,940	—	669,926,006
Cash and cash equivalents	13,497,320	13,497,320	—	—
Total	$685,150,266	$15,224,260	$—	$669,926,006

		Fair Value Inputs at December 31, 2017
	Fair Value at December 31, 2017	Price Quotations (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured notes	$23,250,661	$—	$—	$23,250,661
Unsecured debt	95,266,709	—	—	95,266,709
Subordinated debt	29,600,000	—	—	29,600,000
Senior secured loans	404,219,616	—	—	404,219,616
Preferred stock	59,622,456	—	—	59,622,456
Common stock	16,206,829	—	—	16,206,829
Limited partnership/limited liability company interests	129,774,536	—	—	129,774,536
Equity warrants/options	—	—	—	—
Total investments	757,940,807	—	—	757,940,807
Cash and cash equivalents	29,014,645	29,014,645	—	—
Total	$786,955,452	$29,014,645	$—	$757,940,807

The valuation techniques used at December 31, 2018 and 2017 in determining the fair values of the Company’s investments for which significant unobservable inputs were used were in accordance with the Company’s valuation process as described in Note 2.

The following is a reconciliation for the year ended December 31, 2018 of investments for which Level 3 inputs were used in determining fair value:

	Fair Value at December 31, 2017	Amortization of Premium/ Discount - Net	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation or Depreciation before Taxes	Purchases	Sales or Repayments	Net Transfers in and/or out of Level 3	Fair Value at December 31, 2018
Senior secured notes	$23,250,661	$83,176	$—	$(899,962)	$1,196,938	$—	$—	$23,630,813
Unsecured debt	95,266,709	—	(50,527,163)	50,527,163	81,356,202	(57,815,634)	—	118,807,277
Subordinated debt	29,600,000	—	—	—	10,400,000	—	—	40,000,000
Senior secured loans	404,219,616	1,376,520	(26,117,432)	(78,233)	174,012,412	(263,541,499)	—	289,871,384
Preferred stock	59,622,456	—	—	(14,356,228)	14,883,802	(15,000,000)	—	45,150,030
Common stock	16,206,829	—	(2,648,230)	2,404,948	129,890	(5,481,889)	—	10,611,548
Limited partnership/LLC Interest	129,774,536	—	34,568,730	(46,757,229)	76,727,144	(52,458,227)	—	141,854,954
Equity warrants/options	—	—	—	—	—	—	—	—
Total investments	$757,940,807	$1,459,696	$(44,724,095)	$(9,159,541)	$358,706,388	$(394,297,249)	$—	$669,926,006

The following is a reconciliation for the year ended December 31, 2017 of investments for which Level 3 inputs were used in determining fair value:

	Fair Value at December 31, 2016	Amortization of Premium/ Discount - Net	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation or Depreciation before Taxes	Purchases	Sales or Repayments	Net Transfers in and/or out of Level 3	Fair Value at December 31, 2017
Senior secured notes	$63,609,625	$857,923	$(16,663,471)	$12,784,433	$7,343,457	$(44,681,306)	$—	$23,250,661
Unsecured debt	127,317,932	—	—	(30,675,064)	25,096,061	(26,472,220)	—	95,266,709
Subordinated debt	28,800,000	—	—	—	800,000	—	—	29,600,000
Senior secured loans	548,515,315	2,677,689	(34,071,370)	9,186,999	160,177,391	(282,266,408)	—	404,219,616
Preferred stock	57,873,127	—	2,449,619	4,126,261	2,997,385	(7,823,936)	—	59,622,456
Common stock	37,632,386	—	3,369,690	(5,234,465)	486,793	(20,047,575)	—	16,206,829
Limited partnership/ LLC Interest	67,257,747	—	(7,463,967)	27,852,674	46,981,069	(4,852,987)	—	129,774,536
Equity warrants/options	117,358	—	(994,155)	1,068,780	—	(191,983)	—	—
Total investments	$931,123,490	$3,535,612	$(53,373,654)	$19,109,618	$243,882,156	$(386,336,415)	$—	$757,940,807

There were no transfers between Levels during the years ended December 31, 2018 and 2017. All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s Consolidated Statements of Operations.

Net change in unrealized appreciation (depreciation) for the years ended December 31, 2018, 2017 and 2016 on investments still held by the Company at period end, for which Level 3 inputs were used in determining fair value was $(68,362,449), $(31,404,456) and $(93,261,061), respectively.

The significant unobservable inputs used in the market approach of fair value measurement of the Company’s investments are the market multiples of earnings before income tax, depreciation and amortization (“EBITDA”) of the comparable guideline public companies. The independent valuation firms select a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firms select percentages from the range of multiples for purposes of determining the subject company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of the Company’s investments is the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate or market yield would result in a decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates or market yields are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

The ranges of significant unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2018 were as follows:

	Low	High	Weighted Average
EBITDA Multiples:
Senior secured notes	7.99x	8.99x	8.49x
Unsecured debt	6.75x	7.25x	7.00x
Subordinated debt	n/a	n/a	n/a
Senior secured loans	6.90x	7.90x	7.40x
Preferred stock	8.00x	9.00x	8.50x
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	7.22x	8.22x	7.72x
Equity warrants/options	n/a	n/a	n/a
Market Yields:
Senior secured notes	n/a	n/a	n/a
Unsecured debt	n/a	n/a	n/a
Subordinated debt	n/a	n/a	n/a
Senior secured loans	11.21%	12.18%	11.73%
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	n/a	n/a	n/a
Equity warrants/options	n/a	n/a	n/a
Book Value:
Senior secured notes	n/a	n/a	n/a
Unsecured debt	1.04x	1.14x	1.09x
Subordinated debt	0.90x	1.00x	0.95x
Senior secured loans	n/a	n/a	n/a
Preferred stock	1.02x	1.14x	1.08x
Common stock	1.04x	1.14x	1.09x
Limited partnerships/LLC interest	0.90x	1.00x	0.95x
Equity warrants/options	n/a	n/a	n/a
Net Asset Value:
Senior secured notes	n/a	n/a	n/a
Unsecured debt	n/a	n/a	n/a
Subordinated debt	n/a	n/a	n/a
Senior secured loans	n/a	n/a	n/a
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	0.88x	1.08x	0.98x
Equity warrants/options	n/a	n/a	n/a
Liquidity Discount:
Limited partnerships/LLC interest	8.27%	11.44%	9.86%

The ranges of significant unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2017 were as follows:

	Low	High	Weighted Average
EBITDA Multiples:
Senior secured notes	8.00x	9.00x	8.50x
Unsecured debt	6.56x	7.65x	7.10x
Subordinated debt	n/a	n/a	n/a
Senior secured loans	5.70x	6.61x	6.15x
Preferred stock	7.12x	7.87x	7.50x
Common stock	7.00x	7.50x	7.25x
Limited partnerships/LLC interest	6.11x	6.86x	6.48x
Equity warrants/options	n/a	n/a	n/a
Market Yields:
Senior secured notes	11.00%	12.00%	11.00%
Unsecured debt	n/a	n/a	n/a
Subordinated debt	n/a	n/a	n/a
Senior secured loans	10.73%	11.40%	11.17%
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	n/a	n/a	n/a
Equity warrants/options	n/a	n/a	n/a
Book Value:
Senior secured notes	n/a	n/a	n/a
Unsecured debt	1.04x	1.14x	1.09x
Subordinated debt	0.95x	1.05x	1.00x
Senior secured loans	n/a	n/a	n/a
Preferred stock	1.02x	1.16x	1.09x
Common stock	1.04x	1.14x	1.09x
Limited partnerships/LLC interest	0.95x	1.05x	1.00x
Equity warrants/options	n/a	n/a	n/a
Net Asset Value:
Senior secured notes	n/a	n/a	n/a
Unsecured debt	n/a	n/a	n/a
Subordinated debt	n/a	n/a	n/a
Senior secured loans	n/a	n/a	n/a
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	0.90x	1.10x	1.00x
Equity warrants/options	n/a	n/a	n/a

11. Consolidated financial highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of consolidated financial highlights for a common share outstanding for each of the five years in the period ended December 31, 2018.

	Year ended December 31, 2018	Year ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Per Share Data:
Net asset value, beginning of period	$7.83	$8.21	$10.17	$10.49	$9.54
Net investment income	0.66	0.75	0.74	1.01	0.68
Net realized and unrealized gain (loss)	(0.79)	(0.44)	(1.90)	(0.49)	1.16
Realized losses on extinguishment of debt	—	(0.02)	—	—	—
Total from investment operations	(0.13)	0.29	(1.16)	0.52	1.84
Distributions to stockholders, excluding tax return of capital	(0.70)	(0.72)	(0.84)	(0.84)	(0.63)
Tax Return of capital	(0.02)	—	—	—	(0.26)
Total distributions	(0.72)	(0.72)	(0.84)	(0.84)	(0.89)
Purchases of treasury stock at prices below net asset value	0.09	—	0.05	0.01	0.01
Equity component of convertible notes	—	0.06	—	—	—
Issuance/reinvestment of stock at prices (below) net asset value	—	(0.01)	(0.01)	(0.01)	(0.01)
Net increase (decrease) in net assets	(0.76)	(0.38)	(1.96)	(0.32)	0.95
Net asset value, end of period	$7.07	$7.83	$8.21	$10.17	$10.49
Market price, end of period	$5.29	$6.23	$6.96	$9.40	$8.20
Total return(1)	(4.44)%	(0.61)%	(18.10)%	26.52%	(2.18)%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(2)	3.90%	4.04%	6.97%	3.81%	8.18%
Ratio of interest and other debt related expenses to average net assets	2.80%	3.06%	2.48%	3.09%	3.38%
Ratio of total expenses to average net assets(2)	6.70%	7.10%	9.45%	6.90%	11.56%
Ratio of net investment income to average net assets	8.72%	9.27%	8.06%	9.57%	6.93%
Net assets, end of period	$487,020,154	$571,099,932	$596,320,369	$753,752,615	$781,959,168
Average debt outstanding	$241,446,017	$297,575,896	$361,314,732	$399,882,825	$409,956,985
Weighted average shares outstanding	71,373,570	72,983,354	72,757,978	74,576,277	74,539,159
Average debt per share(3)	$3.38	$4.08	$4.97	$5.36	$5.50
Portfolio turnover	40%	28%	32%	26%	47%
Yield on total portfolio at cost	9.7%	8.7%	9.2%	10.5%	10.6%

(1)

Total return is based on the change in market price per share during the respective periods. Total return calculations take into account distributions, if any, reinvested in accordance with the Company's dividend reinvestment plan and do not reflect brokerage commissions.

(2)

Ratio including incentive fee based on income waiver approved by the Company’s Board of Directors for the years ended December 31, 2018 and 2017 (see Note 3 for more detail).  Excluding incentive fee waiver, the ratio of operating expenses to average net assets would be 5.46% and 5.39% for the years ended December 31, 2018 and 2017 respectively.  The ratio of total expenses to average net assets would be 8.26% and 8.45% for the same respective periods.

(3)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. Federal tax information

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or distributable earnings (losses), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in income recognized from investments in wholly owned subsidiaries, expiration of capital loss, and the tax treatment of certain loans and the timing and recognition of partnership income. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

Taxable income generally differs from the change in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as unrealized gains or losses are not included in taxable income until they are realized.

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

	December 31, 2018	December 31, 2017
Paid-in capital in excess of par	$(4,387,294)	$(27,056,595)
Distributable earnings (losses) (1)	4,387,294	27,056,595

(1)	Prior year information has been modified or removed to conform to current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The following table reconciles net increase (decrease) in net assets resulting from operations to taxable income for the years ended December 31, 2018 and 2017:

	December 31, 2018	December 31, 2017
Net increase (decrease) in net assets resulting from operations	$(9,162,162)	$20,902,457
Net unrealized (appreciation) depreciation not taxable	10,654,682	(19,573,031)
Current year net capital (gains) losses	85,446,388	16,720,707
Losses not currently taxable	(39,507,433)	37,041,559
Other book/tax differences	(3,059,969)	(1,523,300)
Amortization of organizational costs	(3,804)	(3,804)
Taxable income before deductions for distributions	$44,367,702	$53,564,588

Components of accumulated net losses on a tax basis and reconciliation to accumulated net losses on a book basis:

	December 31, 2018	December 31, 2017
Net unrealized appreciation (depreciation)	$(83,343,165)	$(72,688,483)
Differences between book and tax loss on investments	(14,993,579)	(35,930,103)
Dividends payable	(12,552,212)	—
Capital loss carryforward (a)	(193,208,013)	(140,699,214)
Expenses not currently deductible	(9,504)	(13,311)
Total accumulated losses—net, book basis	$(304,106,473)	$(249,331,111)

(a)	Capital Loss Carryover is available to offset futures realized gains and not subject to expiration.

At December 31, 2018 and 2017, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	December 31, 2018	December 31, 2017
Tax cost	$768,088,078	$857,326,594
Gross unrealized appreciation	5,870,505	35,917,480
Gross unrealized depreciation	(102,305,637)	(135,303,267)
Total investments, at fair market value	$671,652,946	$757,940,807

As of December 31, 2018, the Company had capital loss carryforwards of $193,208,013 available to offset future realized capital gains with no expiration.

The tax character of distributions declared for the years ended December 31, 2018 and 2017 were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Ordinary income	$50,000,494	$52,535,464
Tax return of capital	1,268,145	—
Total distributions	$51,268,639	$52,535,464

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Company.

Qualified Dividend Income for Individuals(1)	12.88%
Dividends Qualifying for the Dividend Received Deduction for Corporations(1)	11.02%
Interest Related Dividends for Non-U.S. Residents(2)	42.92%

(1)	The Company hereby designates the percentage indicated above or the maximum amount allowable by law.
(2)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ASC 740-10 clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Company’s U.S. federal income tax returns remains open for each of the four years ended December 31, 2018. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

13. Selected quarterly financial data (unaudited)

Quarter Ended	Total Investment Income	Net Investment Income	Net Realized and Unrealized Gain (Loss) after Taxes	Net Increase (Decrease) in Net Assets Resulting from Operations	Basic Earnings (Loss) per Common Share	Diluted Earnings (Loss) per Common Share	Net Asset Value per Common Share at End of Quarter
	(Dollars in thousands, except per share data)
December 31, 2018	$20,718	$11,784	$(44,206)	$(32,422)	$(0.46)	$(0.46)	$7.07
September 30, 2018	21,009	12,486	7,519	20,005	0.28	0.25	7.66
June 30, 2018	21,305	11,538	(7,367)	4,171	0.06	0.06	7.56
March 31, 2018	20,836	11,623	(12,539)	(916)	(0.01)	(0.01)	7.65
December 31, 2017	24,398	14,518	(11,169)	3,349	0.05	0.05	7.83
September 30, 2017	22,761	12,140	(25,891)	(13,751)	(0.19)	(0.19)	7.96
June 30, 2017	25,243	13,869	3,106	16,975	0.23	0.22	8.33
March 31, 2017	24,927	14,565	(235)	14,330	0.20	0.20	8.22
December 31, 2016	28,006	17,082	(14,572)	2,510	0.03	0.03	8.21
September 30, 2016	26,138	(2,131)	(36,942)	(39,073)	(0.54)	(0.54)	8.38
June 30, 2016	33,429	21,607	(31,161)	(9,554)	(0.13)	(0.13)	9.13
March 31, 2016	29,837	17,478	(55,653)	(38,175)	(0.52)	(0.52)	9.46

Certain prior period information has been reclassified to conform to the current period presentation.

14. Subsequent events

On March 5, 2019, the Company’s Board of Directors declared a distribution of $0.18 per share, payable on April 8, 2019 to stockholders of record at the close of business on March 18, 2019.

On March 5, 2019, the Advisor, in consultation with the Company’s Board of Directors, agreed to extend the waiver of incentive management fee based on income from December 31, 2018 until June 30, 2019 (see Note 3).

The Company has reviewed subsequent events occurring through the date that these consolidated financial statements were available to be issued, and determined that no subsequent events occurred requiring accrual or disclosure, except as disclosed above and elsewhere in these notes to consolidated financial statements.

Gordon Brothers Finance Company Consolidated Financial Statements as of December 31, 2018 and 2017, and for the Years Ended December 31, 2018, 2017, and 2016, and Independent Auditor’s Report

Gordon Brothers Finance Company

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of Gordon Brothers Finance Company:

We have audited the accompanying consolidated financial statements of Gordon Brothers Finance Company and its subsidiaries (the “Company”), which comprise the consolidated statements of assets, liabilities, and owners’ equity as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in owners’ equity, and cash flows for the years ended December 31, 2018, 2017 and 2016, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of their operations and their cash flows for the year ended December 31, 2018, 2017 and 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

February 22, 2019

Gordon Brothers Finance Company

Consolidated Statements of Assets, Liabilities, and Owners' Equity

As of December 31, 2018 and 2017

	2018	2017
Assets
Investments held to maturity, net of allowance for loan loss of $18,700,000 and $2,450,000, respectively	$494,603,932	$413,796,614
Investments available for sale, at fair value	20,195,731	20,245,342
Cash	6,960,750	2,813,304
Restricted cash	15,439,928	3,815,052
Prepaid expenses	11,411,921	12,433,234
Interest receivable	5,447,520	3,399,661
Loan shortfall to be reimbursed	2,649,575	2,649,575
Other assets	2,547,634	2,728,240
Total assets	$559,256,991	$461,881,022
Liabilities
Long-term borrowings	$502,316,824	$429,778,606
Interest payable	2,360,396	1,643,579
Accrued expenses and other payables	22,587,081	7,957,168
Total liabilities	527,264,301	439,379,353
Owners’ Equity
Owners’ equity	31,992,690	22,501,669
Total liabilities and owners' equity	$559,256,991	$461,881,022

The accompanying notes are an integral part of these consolidated financial statements.

Gordon Brothers Finance Company

Consolidated Statements of Operations

For the Years Ended December 31, 2018, 2017, and 2016

	2018	2017	2016
Investment Income
Interest income	$63,916,503	$43,995,096	$30,909,429
Other income	6,487,785	2,756,061	468,878
Total income	70,404,288	46,751,157	31,378,307
Expenses
Interest expense	49,538,446	36,438,337	29,423,678
Provision for loan loss	16,250,000	1,000,000	500,000
Payroll expenses	7,651,048	5,787,924	5,229,227
Professional fees	1,341,723	1,484,288	1,720,250
Other expenses	5,423,346	5,649,783	2,785,610
Total expenses	80,204,563	50,360,332	39,658,765
Net investment loss	(9,800,275)	(3,609,175)	(8,280,458)
Unrealized Appreciation/Depreciation on Investments Available for Sale	845,586	(1,470,790)	732,958
Realized Gain and Change in Unrealized Appreciation/Depreciation on Foreign Currency Investments
Realized gain on foreign currency investments	—	38,198	1,519,401
Net change in unrealized appreciation/depreciation on foreign currency investments	(146,165)	125,183	(1,501,679)
Total realized gain and change in unrealized appreciation/ depreciation on foreign currency investments	(146,165)	163,381	17,722
Net decrease in owners' equity resulting from operations	$(9,100,854)	$(4,916,584)	$(7,529,778)

The accompanying notes are an integral part of these consolidated financial statements.

Gordon Brothers Finance Company

Consolidated Statements of Changes in Owners' Equity

For the Years Ended December 31, 2018, 2017, and 2016

	BCIC	GBG	Total
Owners’ Equity at January 1, 2016	$22,276,397	$7,869,758	$30,146,155
Preferred stock draw	2,991,481	1,810,395	4,801,876
Net investment loss	(6,624,366)	(1,656,092)	(8,280,458)
Net change in unrealized appreciation on investments available for sale	586,366	146,592	732,958
Net realized gain and change in unrealized appreciation on foreign currency investments	14,178	3,544	17,722
Owners’ Equity at December 31, 2016	19,244,056	8,174,197	27,418,253
Preferred stock draw	—	—	—
Net investment loss	(2,887,340)	(721,835)	(3,609,175)
Net change in unrealized depreciation on investments available for sale	(1,176,632)	(294,158)	(1,470,790)
Net realized gain and change in unrealized appreciation on foreign currency investments	130,705	32,676	163,381
Owners’ Equity at December 31, 2017	15,310,789	7,190,880	22,501,669
Preferred stock draw	13,124,485	5,467,390	18,591,875
Ownership change in Common Stock	13,248	(13,248)	—
Net investment loss	(7,850,844)	(1,949,431)	(9,800,275)
Net change in unrealized appreciation on investments available for sale	674,506	171,080	845,586
Net realized gain and change in unrealized depreciation on foreign currency investments	(117,017)	(29,148)	(146,165)
Owners’ Equity at December 31, 2018	$21,155,167	$10,837,523	$31,992,690

The accompanying notes are an integral part of these consolidated financial statements.

Gordon Brothers Finance Company

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2018, 2017, and 2016

	2018	2017	2016
Cash flows from operating activities
Net decrease in owners’ equity resulting from operations	$(9,100,854)	$(4,916,584)	$(7,529,778)
Adjustments to reconcile net decrease in owners’ equity resulting from operations to net cash provided by (used in) operating activities:
Payment-in-kind interest	(359,811)	(435,708)	(45,678)
Net change in unrealized (appreciation)/depreciation on investments available for sale	(845,586)	1,470,790	(732,958)
Net change in unrealized depreciation on foreign currency investments	—	(682,320)	(401,599)
Net change in deferred fees	1,484,323	1,203,358	884,386
Net change in OID	(350,840)	(109,544)	460,384
Changes in operating assets and liabilities
Increase in allowance for loan loss	16,250,000	1,000,000	1,300,000
(Increase) in interest receivable	(2,047,859)	(319,650)	(733,645)
(Increase) in loan shortfall to be reimbursed	—	—	(731,508)
(Increase) decrease in prepaid expenses	(519,096)	1,108,034	(837,930)
(Increase) decrease in other assets	180,606	72,407	(2,802,061)
Increase in interest expense payable	716,817	120,496	494,623
Increase (decrease) in accrued expenses and other payables	14,629,913	4,525,154	(538,794)
Net cash provided by (used in) operating activities	20,037,613	3,036,433	(11,214,558)
Cash flows from investing activities
Purchases of investments	(355,282,260)	(144,075,245)	(175,799,895)
Proceeds from the sale and repayment of investments	258,346,468	90,997,791	31,329,387
Net cash provided by (used in) investing activities	(96,935,792)	(53,077,454)	(144,470,508)
Cash flows from financing activities
Amortization of line of credit and origination costs	1,540,407	1,557,218	3,093,914
Proceeds from long-term borrowings	348,353,748	177,115,913	212,891,474
Repayments of long-term borrowings	(275,815,529)	(126,975,345)	(67,432,980)
Proceeds from preferred stock draw	18,591,875	—	4,801,876
Net cash provided by (used in) financing activities	92,670,501	51,697,786	153,354,284
Net increase (decrease) in cash and restricted cash	15,772,322	1,656,765	(2,330,782)
Cash and restricted cash at beginning of year	6,628,356	4,971,591	7,302,373
Cash and restricted cash at end of year	$22,400,678	$6,628,356	$4,971,591
Supplemental disclosure of cash flow information
Cash paid during the period for:
Interest	$48,821,629	$36,317,841	$25,835,141
Taxes	$79,108	$60,523	$198,529

The accompanying notes are an integral part of these consolidated financial statements.

Gordon Brothers Finance Company

Notes to Consolidated Financial Statements

As of December 31, 2018 and 2017, and for the Years Ended

December 31, 2018, 2017, and 2016

1.	The Company

Gordon Brothers Finance Company (the “Company”) and its subsidiaries were organized pursuant to the laws of the State of Delaware on June 25, 2014, primarily for the purpose of participating in structured loans and making secondary debt investments. Typically, these investments consist of ownership interests in the debt of highly leveraged or financially troubled companies. Such investments may arise as a consequence of financially troubled companies’ lack of access to the capital markets, expansion needs, mergers and acquisitions, illiquidity, complexity of the company or its obligations or lack of information. The Amended and Restated Bylaws, adopted on October 31, 2014, are the Company’s governing document.

The Company began operations effective October 31, 2014 with the closing of the purchase agreement (the “Purchase Agreement”) by and among the Company and its related entities, 1903 Debt Fund, LP and 1903 Offshore Debt Fund, LTD, and their related entities and Gordon Brothers Group, LLC (“GBG”), which includes GB Credit Partners, LLC (“GBCP”), a wholly owned subsidiary of GBG. Certain capitalized terms throughout these financial statements are defined in the Purchase Agreement.

The Company is a private commercial finance company owned 80.1% by BlackRock Capital Investment Corporation (“BCIC”) and 19.9% by GBG. Effective August 17, 2018 there was a transfer of ownership interests from GBG to BCIC in the amount of 0.1%. The affairs of the Company shall be managed by or under the direction of the board of directors (the “Board”) and shall continue unless dissolved at any time by the Board.

The Company has two wholly owned subsidiaries, Gordon Brothers Finance Company, LLC, (“GBFC LLC”) and Gordon Brothers Finance Company Subsidiary, LLC, each a Delaware limited liability company, which were organized for the purpose of holding the structured debt loan portion of the Company’s portfolio.

On July 28, 2017 GBFC Finance Trust (the “Trust”) was formed under the laws of Victoria, Australia for the purpose of originating and acquiring structured loans. GBFC Pty Ltd was formed on July 7, 2017 under the laws of Victoria, Australia and is the trustee of the Trust. GBFC Pty Ltd is a wholly owned subsidiary of GBFC LLC.

2.	Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Company in the preparation of its consolidated financial statements.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, which were established to hold certain investments of the Company. The Company owns 100% of each subsidiary and, as such, the subsidiaries are consolidated into the Company’s consolidated financial statements. All transactions between the Company and its subsidiaries have been eliminated in consolidation. All amounts are expressed in U.S. Dollars (“USD”).

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Certain prior period information has been reclassified to conform to the current period presentation. The reclassification has no effect on the Company’s consolidated financial position or the consolidated results of operations as previously reported.

Expenses are recorded on an accrual basis.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

Cash and Restricted Cash

The Company’s cash is maintained in U.S. and non-U.S. bank accounts, of which most bank account balances had little or no insurance coverage (most balances are held in U.S. bank accounts which exceeded the U.S. Federal Deposit Insurance Corporation limits).

Effective January 1, 2018, the Company adopted ASU 2016-18 which requires restricted cash to be included in the beginning and ending balances of cash within the Consolidated Statements of Cash Flows. As a result, the beginning and ending balances of the prior period in the Consolidated Statements of Cash Flows has been adjusted to include restricted cash.

The Company’s restricted cash is comprised of due diligence deposits for potential portfolio investments and holdback amounts for existing portfolio investments.

Foreign Exchange

The books and records of the Company and its subsidiaries are maintained in USD. Investments denominated in a foreign currency are translated into USD at the prevailing rates of exchange of such currencies against USD at the valuation date. Securities transactions, investment income and expenses are translated into USD at the prevailing rates of exchange on the respective dates of the transactions. Such fluctuations are included in net change in unrealized appreciation/depreciation on foreign currency investments in the accompanying Consolidated Statements of Operations. At December 31, 2018 and 2017, the Company held $31,014,835 and $44,371,569 in non-USD denominated foreign investments, respectively.

Income and Expense Recognition

The Company recognizes all income and expense activities based on the accrual basis of accounting. Interest on currently paying debt is accrued as earned. Interest on non-currently paying debt is recognized when received. Income received in a form other than cash is recorded at the value of the asset received. Premiums and discounts on debt and structured loans are amortized or accreted using the straight line method over the life of the respective security when cash collection of principal is expected. Loans or debt securities are placed on non-accrual status, as a general matter, when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. For loans and securities with payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued and added to the principal balance, such income is accrued only to the extent that the Company believes that the PIK income is likely to be collected.

In certain transactions, the Company will receive commitment fees associated with a loan. In addition, loans are occasionally acquired where the selling party will transfer, in addition to the loan, a portion of unamortized commitment fees associated with the loan. Such fees are capitalized as part of the cost basis of the associated loan and recognized over the remaining life of the loan. In the event that a loan or a portion of a loan that has associated unamortized commitment fees is sold, a portion or all of any related fees may or may not be transferred to the buyer. If the loan is retired early or sold, either in whole or in part, the remaining unamortized balance of any fees related to that portion sold or retired is recognized as interest income. During the years ended December 31, 2018, 2017, and 2016, the Company recognized $6,402,550, $2,961,428, and $1,928,550, respectively, of commitment, closing and monitoring fee payments as interest income. The

Company may receive additional fees in connection with the loans including prepayment fees and consent fees. Such fees are recognized in the period in which they are earned.

The Company is responsible for all fees, costs, expenses and liabilities incurred in connection with Company’s operations, including the acquisition, maintenance, travel, administration and disposition of investments, including transactions that are not consummated, expenses of third party service providers, use of independent appraisers, preparation and distribution of reports, director and officer liability or other insurance obtained by the Company, and such other costs as are provided for under the Company Bylaws. Interest expense includes unused Line of Credit fees.

Loan Shortfall Amount

As part of the Purchase Agreement, GBG agreed to pay, or cause GBCP to pay, an amount in cash equal to the Loan Shortfall Amount to the Company. The Loan Shortfall Amount is equal to the Aggregate Fair Value of the Loans sold to the Company on October 31, 2014 (the “Purchase Date”) less the Aggregate Realized Value of the same Loans, provided such difference does not exceed one percent (1%) of the Aggregate Fair Value of the Loans sold to the Company or $2,649,575. The Loan Shortfall Amount is due and payable upon the earlier of: 1) the realization of all of the Loans sold to the Company on the Purchase Date and 2) the seventh anniversary of the Purchase Date.

Prepaid Expenses

Included in prepaid expenses are deferred purchase price costs and other transaction costs associated with the Purchase Agreement and the Line of Credit. These prepaid expenses are being amortized on a straight line basis over five years, the estimated useful lives of the agreements. Other prepaid fees are amortized over their expected useful lives, on a straight line basis.

Costs incurred in connection with the Initial Line of Credit (See Note, 4 Long-Term Borrowings) with Deutsche Bank, AG (“DB”) and subsequent amendments are included in prepaid expenses, net of accumulated amortization. These costs are amortized on a straight line basis over the five year life of the agreement which approximates the effective interest rate.

Other Assets

Other Assets principally consist of fixed assets being held available for sale. The assets are held by CFGB Silver LLC, a limited liability company (“CFGB”) which was organized pursuant to the laws of the State of Delaware on August 10, 2016. The business and affairs of CFGB are managed by its members. The Company is entitled to 50% of any proceeds, after expenses, from sales of any fixed assets owned by CFGB.

Investments

Acquired loans or debt securities are recorded at cost at the time they are acquired. These acquired loans or debt securities are considered loans or debt securities without evidence of credit deterioration. Acquired loans or debt securities without evidence of credit deterioration are accounted for under Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC 310-20”), Receivables, Nonrefundable Fees and Other Costs.

Loans or debt securities purchased where the Company determines that there is no evidence of credit deterioration and it is probable that all contractual loan payments are collectable are accounted for under ASC 310-20. The Company uses the interest method to recognize, as a level-yield adjustment, the difference between the initial recorded investment in the loan and the principal amount of the loan. The calculation of the constant effective yield necessary to apply the interest method uses the payment terms required by the loan contract, and prepayments of principal are not anticipated to shorten the loan term.

Investments are carried at cost unless otherwise noted as available for sale. Investment transactions are accounted for on the contract (trade) date unless there are substantial conditions to the purchase. Realized gains or losses on the disposition of the investments are calculated using the specific identification method and are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Net realized losses include, if applicable, the cost basis of investments which have been written off. Investments on loans are subject to an impairment analysis on a periodic basis, or at least annually. A key component in the impairment analysis is the valuation of the Company’s investments. (See Note 7, Allowance for Loan Losses)

The various factors used in the impairment analysis are reviewed periodically, generally on a quarterly basis. The Company then establishes an allowance for loan losses for the projected probable net loan losses inherent in the loan portfolio on an investment by investment basis based on this analysis. As of December 31, 2018 and 2017, there was a provision for loan loss in the amount of $16,250,000 and $1,000,000, respectively.

The valuation of substantially all of the Company’s investments (inclusive of the impairment analysis above) has been classified within Level 3, as they have unobservable inputs and they trade infrequently or not at all. Level 3 investments include senior secured investments. When observable prices are not available for these investments, the Company uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions primarily taking into consideration such factors as the underlying entities’ historical and projected EBITDA, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. Calculating the loan to value ratio is another technique used and is based on the value of the underlying collateral of the investment. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of the inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to assumptions made in the valuation. In some situations, the Company may determine to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Company’s assessment of the most representative point within the range.

Quarterly, the Company will provide the above information, in addition to commentary on the analytics, assumptions, and other relevant facts, as well as a recommended value for each investment, to the Valuation Committee of the Company. Following discussions on each investment, the Valuation Committee will provide the Company with the valuation conclusions. The Company may conduct varying levels of diligence on the underlying support information and calculations when ultimately determining the value of an investment.

The inputs used by the Company in estimating the value of its investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. In addition to its review of financial metrics, the Company may also undertake periodic appraisals of the loan collateral of the underlying entity. Investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Company in the absence of market information. The fair value measurement of investments does not include transaction costs that may have been capitalized as part of the security’s cost basis. Assumptions used by the Company due to the lack of observable inputs may significantly impact the resulting value and therefore the Company’s results of operations.

The above valuation considerations are used primarily for the determination of whether the cost of an investment is impaired as of the valuation date. (See Note 7, Allowance for Loan Losses)

Income Taxes

The Company is subject to U.S. federal income taxes as well as state and local taxes for its share of net taxable income. The Company files a U.S. federal tax return in addition to state and local tax returns, as required. Refer to Note 11, Income Taxes, for further disclosure.

Recent Issued Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”), which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. ASU 2014-09 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company adopted the new standard effective on January 1, 2019 using the modified retrospective method. Furthermore, the Company has reached conclusions on key accounting assessments, including identification of performance obligations, and evaluation of existing contracts and revenue streams for potential changes in the amount and timing of revenue recognition. As a result of this analysis, substantially all revenue streams are excluded from the scope of the new standard and the adoption of the standard has no material impact on the Company’s consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (“ASU 2016-02”). The guidance in this ASU supersedes the leasing guidance in Leases (Topic 840). Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for those leases previously classified as operating leases. The guidance requires the use of a modified retrospective transition approach, which includes a number of optional practical expedients that entities may elect to apply. The amendments in ASU No. 2016-02 are effective for annual reporting periods beginning after December 15, 2019, and interim periods with fiscal years beginnings after December 15, 2020, with early adoption permitted. The Company is currently evaluating the effect on its consolidated financial statements and related disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 modifies U.S. GAAP related to the recognition of credit losses by replacing the incurred loss impairment methodology in current U.S. GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. ASU 2016-13 would apply to financial assets such as loans, debt securities, trade receivables, off-balance sheet credit exposures, reinsurance receivables, and other financial assets that have the contractual right to receive cash. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. ASU 2016-13 is effective for fiscal years beginning after December 15, 2020. The Company is currently assessing the impact the adoption of ASU 2016-13 will have on future financial statements and disclosures.

In March 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13").  ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein, with early adoption permitted. The Company is currently evaluating the effect on its consolidated financial statements and related disclosures.

3.	Investments

Purchases of investments, excluding PIK, for the twelve months ended December 31, 2018, 2017, and 2016 totaled $355,282,260, $144,075,245, and $175,799,895, respectively. Proceeds from sales, repayments and other exits of investments for the twelve months ended December 31, 2018, 2017, and 2016 totaled $258,346,468, $90,997,791, and $31,329,387. Unrealized appreciation (depreciation) on investments available for sale, for the twelve months ended December 31, 2018, 2017, and 2016 totaled $845,586, $(1,470,790), and $732,958, respectively.

In accordance with FASB ASC 825, Financial Instruments, the Company elected the fair value option, upon initial recognition, for its investments available for sale. The fair value option permits the irrevocable election of fair value on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. Changes in the fair value of these assets and liabilities and related interest expense are recorded on the Consolidated Statements of Operations. Refer to Note 5, Fair Value Measurement, for a description of valuation methodologies for each of the financial instruments mentioned above. At December 31, 2018 and 2017, investments available for sale held by the Company were valued using unadjusted quoted prices that are observable as inputs which would be considered Level 2 in the Fair Value Hierarchy.

The investments available for sale have a contractual maturity date due between one to five years following the year ended December 31, 2018. At December 31, 2018 and 2017, investments available for sale consisted of the following:

	2018
	Amortized	Unrealized	Unrealized	Estimated
Investments	Cost	Appreciation	Depreciation	Fair Value
Available for Sale	$22,820,015	$—	$(2,624,284)	$20,195,731
Total	$22,820,015	$—	$(2,624,284)	$20,195,731

	2017
	Amortized	Unrealized	Unrealized	Estimated
Investments	Cost	Appreciation	Depreciation	Fair Value
Available for Sale	$23,715,212	$—	$(3,469,870)	$20,245,342
Total	$23,715,212	$—	$(3,469,870)	$20,245,342

At December 31, 2018 and 2017, investments held to maturity consisted of the following:

	2018
Investment	Cost	Fair Value
Senior secured notes	$443,129	$443,129
Senior secured loans
First lien	$365,329,864	$365,329,864
Second lien	$128,830,939	$128,830,939
Total senior secured loans	$494,160,803	$494,160,803
Total	$494,603,932	$494,603,932

	2017
Investment	Cost	Fair Value
Senior secured notes	$893,129	$893,129
Senior secured loans
First lien	$299,388,726	$299,388,726
Second lien	$113,514,759	$113,514,759
Total senior secured loans	$412,903,485	$412,903,485
Total	$413,796,614	$413,796,614

Industry Composition

The industry composition of the investment portfolio at December 31, 2018 and 2017 was as follows:

	2018	2017
Industry Classification	% of Cost
Retail	46.9%	47.6%
Wholesale	19.5	9.8
Consumer goods: non-durable	11.0	8.3
High tech industries	8.0	14.8
Energy: Oil & Gas	5.4	—
Chemicals, plastics, & rubber	5.0	6.2
Transportation: cargo	2.2	3.2
Aerospace and defense	1.9	2.4
Beverage, food and tobacco	0.1	1.3
Forest products & paper	—	4.3
Banking, finance, insurance and r/e	—	1.9
Metals and mining	—	0.2
Total	100.0%	100.0%

Geographic Composition

The geographic composition of the portfolio, at cost, at December 31, 2018 was: United States 93.6%, Canada 2.1%, the United Kingdom 2.1% and Australia 2.2%. The geographic composition of the portfolio, at cost, at December 31, 2017 was: United States 89.4%, Canada 2.7%, the United Kingdom 4.7% and Australia 3.2%. The geographic composition is determined by several factors including the location of the corporate headquarters of the portfolio companies.

4.	Long-term Borrowings

Borrowings with an original maturity of one year or more are classified as long-term borrowings.

The Company’s total long-term borrowings outstanding as of December 31, 2018 and 2017 were as follows:

	2018	2017
Long-Term Borrowings
Line of Credit - Class A	$312,390,888	$271,861,795
Line of Credit - Class B	23,944,003	30,671,858
Total Line of Credit	336,334,891	302,533,653
Junior Debt	161,212,698	121,680,845
Lending Business Note	4,769,235	5,564,108
Total	$502,316,824	$429,778,606

The average debt outstanding during the years ended December 31, 2018 and 2017 was as follows:

	2018	2017
Line of Credit	$349,645,094	$280,873,985
Junior Debt	147,366,496	120,037,746
Lending Business Note	5,166,671	5,961,544

The maximum amount borrowed during the years ended December 31, 2018 and 2017 was as follows:

	2018	2017
Line of Credit	$381,347,185	$319,782,675
Junior Debt	174,501,079	126,751,079
Lending Business Note	5,564,108	6,358,980

The weighted average interest rate during the years ended December 31, 2018 and 2017 for Long-Term Borrowings was as follows:

	2018	2017
Line of Credit	6.10%	5.34%
Junior Debt	13.15	12.30
Lending Business Note	5.00	5.00

Line of Credit

On October 31, 2014, the Company, through its wholly owned subsidiary GBFC LLC (the “Borrower”), entered into a Loan Financing and Servicing Agreement (the “Line of Credit”) which had an initial commitment of $200,000,000 split between Class A Facility Amount of $160,000,000 and Class B Facility Amount of $40,000,000. The Line of Credit provided for advances in EUR, CAD and GBP up to a limit of 20% (USD equivalent) of the Class A and Class B Facility Amounts, respectively.

The Company is charged an unused financing commitment fee of 0.50% on the Class A Facility and 0.75% on the Class B Facility. Borrowings may be drawn, repaid and borrowed subject to availability under the Borrowing Base calculation, as defined in the Line of Credit. Provisions, reserves and restrictions are based on such criteria as to type of securities held, industry and individual position concentration limits and overall portfolio diversity. In addition, there are requirements with respect to minimum equity levels and borrowing base availability.

During 2016, the Company entered into Amendments No. 2 through No. 5 to the Line of Credit that resulted in the increase of the Class A Facility Amount to $310,000,000 and the Class B Facility Amount to $37,200,000, equal to 12% of the Class A Facility Amount.

On April 19, 2017, the Company entered into Amendment No. 6 to the Line of Credit that resulted in an increase of the Class A Facility Amount to $370,000,000 and the Class B Facility Amount to $44,400,000. In addition, the Foreign Currency Sublimit was increased to 50% of the respective Class A and Class B Facility Amounts. The Line of Credit maturity date was extended from April 29, 2021 to April 19, 2022.

On May 24, 2018, the Company entered the Amended and Restated Loan Finance Agreement, as amended, which further increased the Class A Facility Amount to $535,000,000 and reduced the Class B Facility Amount to $41,150,000. The Line of Credit maturity date was extended to May 24, 2023. The Class A Facility interest rate and the Class B Facility interest rate were reduced from three month LIBOR plus 3.47% and 7.00% to three month LIBOR plus 3.10% and 6.50%, respectively.

All borrowings are secured by a first priority perfected security interest in, and lien upon, substantially all assets of the Company. All borrowings and cash received from loans made by the Company must be used to satisfy obligations of the Company prior to any other obligations, subject to certain exceptions. As of December 31, 2018 and 2017, the Company and its subsidiaries are in compliance with the terms and conditions of the Line of Credit as amended.

For the twelve months ended December 31, 2018, 2017, and 2016, the Company incurred commitment fees of $821,936, $584,764, and $459,959, respectively, on the unused portion of the Line of Credit. These expenses are included in Interest Expense in the Consolidated Statements of Operations.

Junior Debt

As part of the Purchase Agreement dated October 31, 2014, the Company issued notes (the “Junior Notes”) to BCIC, GBG Credit Finance SPV, LLC and GBG Finance Employee SPV, LLC (each a “Purchaser”, altogether, the “Purchasers”). The Purchasers may subsequently provide additional commitments on the same terms but are under no obligation to do so. The Junior Notes mature on October 31, 2021 and shall bear interest on the outstanding principal at the annual rate of LIBOR (the higher of one month LIBOR and one percent) plus eleven percent (11.00%). Interest shall be paid in arrears on the first day of each month. Each Purchaser was entitled to a closing fee equal to one and one half percent (1.50%) of the principal amount of the Junior Notes purchased. The closing fee is being amortized over the seven year life of the Junior Notes on a straight line basis which approximates the effective interest rate. The unamortized balance of the closing fee is included in prepaid expenses on the Consolidated Statements of Assets, Liabilities, and Owners’ Equity.

Lending Business Note

As part of the Purchase Agreement dated October 31, 2014, the Company agreed to pay GB Credit Partners, LLC (“GBCP”) a note in the principal amount of $7,948,725 (the “GBCP Note”). The GBCP Note shall bear interest on the outstanding principal at an annual rate of five percent (5%) and will be repaid in twenty (20) substantially equal semi-annual installments, commencing on the six (6) month anniversary of October 31, 2014, and ending on the tenth (10th) anniversary of October 31, 2014. GBCP is a wholly-owned subsidiary of GBG, and was a party to the Purchase Agreement.

5.	Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosure (“ASC 820”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under ASC 820 are as follows:

Level 1—Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2—Inputs other than unadjusted quoted prices that are observable for the asset or liability either directly or indirectly including inputs that are not considered to be active at the measurement date;

Level 3—Inputs that are unobservable for the asset or liability at the measurement date.

Investments for which market prices or quotations are not readily available or deemed appropriate by the Company are valued at their estimated cost as determined in good faith by the Company after considering, among other things, the type of investment or underlying collateral, and marketability (or absence thereof).

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” may require significant judgment by the Company. The Company considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and/or provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Company’s perceived risk of that investment.

The carrying values of cash and cash equivalents, receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. As of December 31, 2018 and 2017, management of the Company believes that the carrying value of our long-term borrowings, maintained at cost, approximates fair value when compared to other similar credit agreements in the marketplace. The fair value of the long term borrowings would be classified as Level 2 with respect to the fair value hierarchy.

6.	Risks

The Company’s investing activities expose it to various types of risks that are associated with the financial instruments and markets in which it invests. Certain aspects of those risks are addressed below:

Illiquidity of Investments

Due to the nature of the Company’s investment strategy (see Note 1, “The Company”), the majority of the Company’s portfolio consists of a high number of illiquid or thinly traded investments for which no market exists or are restricted as to their transferability and thus have a greater amount of both market and credit risk than many other fixed income investments. These investments trade in a limited market and may not be able to be immediately liquidated if necessary. If the Company were required to dispose of them, the lack of an established, liquid secondary market for some Company assets may have an adverse effect on the market value of those assets and the ability to liquidate them. The sale of any such investments may only be possible at substantial discounts. The value assigned to these investments may vary significantly from the values that would have been used had a broader market for the investments existed, and the difference could be material.

Market Risk

Loan assignments and participations have exposure to certain degrees of risk, including interest rate, market risk, and the potential non-payment of principal and interest, including default or bankruptcy of the issuer or the intermediary in the case of participation. Loans are generally subject to prepayment risk, which will affect the maturity of such loans.

Control Risk

If a bond or bank debt is acquired through participation, the Company may have no right to directly enforce compliance by the borrower with the terms of the loan agreement, nor may it have the right to object to certain changes in the loan agreement. Further, in the event of insolvency, the Company may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the secured loan. Consequently, the Company may be subject to the credit risk of the selling institution as well as the borrower.

Interest Rate Risk

Changes in interest rates could negatively affect the value of the Company’s investments, which could result in reduced earnings or losses and negatively affect cash flows. The Company has investments that are based on a floating rate for which decreases in interest rates may have a negative effect on yield.

Industry Concentration Risk

The Company’s portfolio may not generally be as diversified as other investment vehicles, as it will be primarily invested in debt of and loans to companies in the retail, consumer products and services, real estate, or industrial commercial equipment industries. Accordingly, the Company’s investments may be subject to more rapid change in value than would be the case if the Company were required to maintain a wider distribution among types of securities, geographical areas, issuers and industries.

Foreign Currency Exchange Risk

The Company may hold assets denominated in currencies other than the USD. In such instances there is exposure to currency risk, as the value of securities denominated in other currencies will fluctuate due to changes in exchange rates. The Company may enter into foreign currency options in an attempt to hedge this risk.

Risks may arise upon entering into foreign currency options from the potential inability of counterparties to meet the terms of their options, if exercised, and are generally limited to the amount of unrealized gain on the contract (if any) at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the USD.

Credit Risk

Credit risk is the potential loss the Company may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. The Company is subject to credit risk because of its strategy of investing in the debt of financially distressed issuers. The Company’s exposure to credit risk at any point in time is represented by the value of the amounts reported as assets at such time. The Company is also subject to market concentration risk since a significant portion of its investment portfolio has similar characteristics, such as degree of leverage and credit rating, and is therefore affected by changes in economic conditions.

7.	Allowance for loan Losses

In accordance with FASB ASC 450, Contingencies, the Company maintains an allowance for loan losses at an amount sufficient to absorb losses inherent in the loans held for investment portfolio as of the reporting date based on the Company’s projection of probable net loan losses.

The Company considers both quantitative and qualitative factors in determining the allowance for loan losses. This allowance amount is calculated based upon risk rating and loan type. Criteria that are considered when assessing loss rates include but are not limited to: the value of the underlying collateral, the industry of the obligor and the obligor’s liquidity and other financial indicators, along with certain qualitative factors.

Qualitative factors may include forecasting uncertainties, composition of the loan portfolio (including industry, geography and collateral type), economic or business conditions and emerging trends.

The following outlines the Risk Rating System:

Risk Rating 1 - Investments with a grade of 1 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit.

Risk Rating 2 - Investments with a grade of 2 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assigned a grade of 2.

Risk Rating 3 - Investments with a grade of 3 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants.

Risk Rating 4 - Investments with a grade of 4 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 4, most or all of the debt covenants are out of compliance, payments are substantially delinquent and/or the collateral value supporting our outstanding loan is not sufficient to cover our cost basis. For investments with a grade of 4, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit.

In instances where the Company believes that it may not be able to collect the entirety of the loan’s principal, interest payments received are applied to principal. The allowance for loan losses does not include amounts related to accrued interest receivable, as accrued interest receivable is reversed when a loan in placed on non-accrual status. The Company will charge loans off against its allowance for loan losses when it becomes evident that the Company will not fully collect the balance of the loan.

The projections of probable net loan losses are inherently uncertain, and as a result, the Company cannot predict with certainty the amount of such losses. Changes in economic conditions, the risk characteristics and composition of the portfolio, bankruptcy laws and other factors could impact the actual and projected net loan losses and the related allowance for loan losses. To the extent new loans are added to the portfolio or to the degree credit quality is worse than expected, the Company may record expense to increase the allowance for loan loss to reflect the estimated net losses inherent in the portfolio. Actual losses may vary from current estimates.

8.	Owners’ Equity

The Company is authorized to issue 100,000 shares of all classes of capital stock, consisting of (a) 40,000 shares of common stock, $0.001 par value (the “Common Stock”), and (b) 60,000 shares of preferred stock, $0.001 par value (the “Preferred Stock”). Of the 60,000 authorized shares of Preferred Stock, 55,000 shares shall be designated “Series A Non-Voting Preferred Stock”. As of December 31, 2018 and 2017, there were 13,247.88 and 13,247.88 shares of Common Stock and 47,910.82 and 29,035.82 shares of Preferred Stock outstanding, respectively. During 2018 and 2017, 18,875.00 and 0.00 additional shares of Preferred Stock were issued, respectively.

The Preferred Stock shall be entitled to receive dividends (accruing from and after the issuance date) at the rate of thirteen and a half percent (13.5%) per annum. Such dividends shall be declared and paid in cash on December 31 of each year. For the years ended December 31, 2018, 2017, and 2016, the Company paid $5,887,209, $3,974,278, and $3,618,978, respectively. The dividends paid are included in the supplemental cash flow information on the Statements of Cash Flows.

Allocation of Net Profits and Net Losses

Net profits or net losses of the Company are allocated as of the end of each fiscal period, generally monthly on a pro rata basis, to the equity accounts of the owners based on each such owners’ equity account as of the beginning of the fiscal period.

9.	Commitments and Contingencies

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

As of December 31, 2018 the Company had one unfunded commitment, Lack’s Valley Stores, in the amount of $4,646,950. As of December 31, 2017 the Company had no unfunded commitments.

10.	Related Party Transactions

In connection with the Purchase Agreement dated October 31, 2014, the Company entered into three agreements with GBG, a minority owner. These agreements were the following:

1.

IP License Agreement—In return for the exclusive use of a group of “Licensed Marks”, as defined, the Company agreed to pay GBG a quarterly fee equal to twenty‑five thousandths of one percent (0.025%) of Subject Assets, as defined.

2.

Services Agreement—In return for certain services to the Company, as defined, the Company agreed to pay GBG a quarterly fee equal to three hundred seventy-five ten‑thousandths of one percent (0.0375%) of Subject Assets, as defined.

3.

Desk Sharing Agreement—In return for the exclusive use of a portion of the GBG office space located on the 27th floor of 800 Boylston Street, Boston, the Company has agreed to pay GBG a monthly rent in the approximate amount of $23,811 during the term, as defined.

This monthly payment amount is subject to change based upon the amount of office space utilized.

Generally, termination of one of these agreements will terminate all of these agreements.

GBFC Employee SPV, LLC was organized pursuant to the laws of the State of Delaware on August 1, 2016, primarily for the purpose of purchasing, upon the same terms and conditions, the Junior Notes issued by the Company. Employees of the Company, after meeting certain minimum requirements, were permitted to purchase membership interests in GBFC Employee SPV, LLC. As of December 31, 2018 and 2017 purchases of the Junior Notes by GBFC Employee SPV, LLC totaled $5,800,000 and $5,105,000, respectively.

11.	Income Taxes

FASB ASC 740, Income Taxes, requires the Company to determine whether an uncertain tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If an uncertain tax position is likely to have greater than a 50% likelihood of being realized upon ultimate settlement, it could result in the Company recording a tax liability that would reduce owners’ equity. As of December 31, 2018 and 2017, the Company does not have a liability for uncertain tax positions. Potential interest and penalties associated with any such uncertain tax positions would be recorded in the Consolidated Statements of Operations.

Deferred income tax expense results principally from the use of different revenue and expense recognition methods for tax and financial accounting purposes. The Company estimates these differences and adjusts to actual upon preparation of the income tax return.

The Company’s tax positions have been reviewed for all open tax years, based on statutes of limitation for tax assessments which vary by jurisdiction, if applicable, and has concluded that no provision for income tax is required in the Company’s 2018, 2017 and 2016 consolidated financial statements.

The Company files income tax returns prescribed by the tax laws of the jurisdictions where it operates. Generally, the Company is subject to examination by United States federal and state tax jurisdictions, where applicable. At December 31, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the applicable statute of limitations are from the year 2014 (the year operations commenced) forward.

For the years ended December 31, 2018, 2017, and 2016, the Company had no liability for Federal taxes. For the years ended December 31, 2018, 2017, and 2016, the Company has incurred $90,000, $125,000, and $92,937, respectively, for State taxes which is based upon a percentage of Preferred and Common Stock, net of unamortized upfront fees. This expense is included in Other Expenses in the Consolidated Statements of Operations.

12.	Subsequent Events

Based on the provisions of FASB ASC 855, Subsequent Events, the Company has reviewed all significant events and transactions through the date which the consolidated financial statements were available to be issued. Based on this review, there were no matters that would require accrual or disclosure.

******

Part C

OTHER INFORMATION

Item 25. Financial statements and exhibits

1.	Financial Statements

See the Index to Financial Statements on page F-1.

2.	Exhibits
(a)(1)	Certificate of Incorporation.(1)
(b)	Amended and Restated By-Laws.(18)
(d)(1)	Form of Specimen Stock Certificate.(2)
(d)(2)(a)	Indenture dated as of June 13, 2017 between the Registrant as Issuer and Wilmington Trust, National Association as Trustee.(14)
(d)(2)(b)

First Supplemental Indenture dated as of June 13, 2017 to the Indenture dated as of June 13, 2017 between the Registrant as Issuer and Wilmington Trust, National Association as Trustee (included as part of exhibit (d)(2)(a)).(14)

(d)(3)	Statement of Eligibility of Trustee on Form T-1.(13)
(d)(4)	Form of Subscription Certificate.(3)
(d)(5)	Form of Warrant Agreement.(3)
(e)	Amended and Restated Dividend Reinvestment Plan.(15)
(g)	Amended and Restated Investment Management Agreement.(17)
(h)(1)	Form of Underwriting Agreement for Equity.(4)
(h)(2)	Form of Underwriting Agreement for Debt.(4)
(j)(1)	Custody Agreement.(5)
(j)(2)	Form of Foreign Custody Manager Agreement.(2)
(k)(1)	Form of Stock Transfer Agency Agreement.(5)
(k)(2)	Form of Administration Agreement.(5)
(k)(3)	Form of Sub-Administration and Accounting Services Agreement.(5)
(k)(4)	Note Purchase Agreement.(6)
(k)(5)(a)	Second Amended and Restated Senior Secured Revolving Credit Agreement.(7)
(k)(5)(b)	Second Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement.(12)
(k)(5)(c)	Third Amendment to the Amended and Restated Senior Secured Revolving Credit Agreement.(16)
(k)(7)	Limited Liability Company Agreement, dated as of June 23, 2016, between the Registrant and Windward Investments LLC.(11)
(l)	Opinion and Consent of Counsel to the Company.*
(n)(1)	Consent and Report of Independent Registered Public Accounting Firm.*
(n)(2)	Consent of Independent Registered Public Accounting Firm of Gordon Brothers Finance Company.*
(n)(3)	Power of Attorney.*

(r)(1)	Code of Ethics of the Company.(8)
(r)(2)	Code of Ethics of the Advisor.(10)
(r)(3)	Code of Ethics and Business Conduct of the Company.(9)
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings.*
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings.*
99.3	Form of Preliminary Prospectus Supplement For Warrant Offerings.*
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings.*
99.5	Form of Preliminary Prospectus Supplement For Debt Offerings.*
99.6	Form of Preliminary Prospectus Supplement For Unit Offerings.*

*	Filed herewith.
(1)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on March 9, 2015.
(2)

Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 2 to the Registration Statement on Form N-2 (Commission File No. 333-141090), filed on June 14, 2007.

(3)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 1 on Form N-2, filed on June 5, 2008.
(4)	Incorporated by reference to the corresponding exhibit number to the Registrant’s pre-effective Amendment No. 2 on Form N-2, filed on October 14, 2008.
(5)	Incorporated by reference to the Registrant’s Form 10-K as filed with the Securities and Exchange Commission on March 29, 2006.
(6)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on January 19, 2011.
(7)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on February 24, 2016.
(8)	Incorporated by reference to the Registrant’s Form 10-K as filed with the Securities and Exchange Commission on March 12, 2010.
(9)	Incorporated by reference to the Registrant’s Form 10-K as filed with the Securities and Exchange Commission on March 16, 2009.
(10)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Form N-2 under the Securities Act of 1933 (File No. 333-203068), filed on March 27, 2015.
(11)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on June 29, 2016.
(12)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on June 5, 2017.
(13)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Form N-2 under the Securities Act of 1933 (File No. 333-216928), filed on June 7, 2017.
(14)	Incorporated by reference to the Registrant’s post-effective Amendment No. 2 to the Registration Statement on Form N-2, filed on June 13, 2017.
(15)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on March 7, 2018.
(16)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on March 15, 2018.
(17)	Incorporated by reference to the Registrant’s Form 10-K/A as filed with the Securities and Exchange Commission on March 28, 2018.
(18)	Incorporated by reference to the Registrant’s Form 8-K as filed with the Securities and Exchange Commission on May 1, 2018.

Item 26. Marketing arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in a prospectus supplement related to that offering.

Item 27. Other expenses of issuance and distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration fee	$57,950
NASDAQ Global Select Market listing fee	187,500
Printing (other than certificates)	875,000
Accounting fees and expenses	250,000
Legal fees and expenses	625,000
FINRA fee	75,500
Miscellaneous fees and expenses	18,750
Total	$2,089,700

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons controlled by or under common control with the registrant

The following list sets forth each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940.

As of December 31, 2018:	% of Voting Securities owned
BCIC Senior Loan Partners, LLC (Delaware)	50.0%
First Boston Construction Holdings, LLC (Delaware)	34.8%
Gordon Brothers Finance Company (Delaware)	50.0%
KAGY Holding Company, Inc. (AGY Holding Corp.) (Delaware)	33.3%
Red Apple Stores Inc. (Ontario)	100.0%
BKC ASW Blocker, Inc. (Delaware)	100.0%
BCIC-MBS, LLC (Delaware)	100.0%

Item 29. Number of holders of shares

As of March 28, 2019:

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	233

Item 30. Indemnification

The information contained under the heading “Description of Our Capital Stock” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

We may agree to indemnify any underwriters or agents against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31. Business and other connections of investment adviser

BlackRock Capital Investment Advisors, LLC, a limited liability company organized under the laws of Delaware (the “Advisor”), acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Advisor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Advisor filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-47710).

Item 32. Location of accounts and records

The Registrant’s accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Capital Investment Advisors, LLC, 40 East 52nd Street, New York, NY 10022, at the offices of the Registrant’s Custodian, 2 Hanson Place, 6th Floor, Brooklyn, NY 11217 and at the offices of the Registrant’s Transfer Agent, 480 Washington Blvd., Jersey City, NJ 07310.

Item 33. Management services

Not Applicable.

Item 34. Undertakings

(1)The Registrant hereby undertakes to suspend the offering of the securities until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)

to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

(b)

that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;
(d)

that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however , that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)

that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];
(ii)

the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant;

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;
(f)	to file, at the time of each offering of securities, appropriate legality opinions by post-effective amendment to the registration statement;
(g)	to file a post-effective amendment to the registration statement with respect to any offering of units; and
(h)	to file a post-effective amendment to the registration statement with respect to any rights offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of March, 2019.

By:	/S/ James E. Keenan
Name:	James E. Keenan
Title:	Interim Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 29th day of March, 2019.

Name	Title

/S/ James E. Keenan	Interim Chief Executive Officer (Principal Executive
James E. Keenan	Officer) and Chairman of the Board of Directors

/S/ Michael Pungello	Interim Chief Financial Officer and Interim Treasurer
Michael Pungello	(Principal Financial and Accounting Officer)

*	Director
John R. Baron

*	Director
Jerrold B. Harris

*	Director
Mark S. Lies

*	Director
William E. Mayer

*	Director
Meridee A. Moore

*	Director
Maureen K. Usifer

* By:	/S/ James E. Keenan

Signed by James E. Keenan on behalf of those identified pursuant to his designation as attorney-in-fact signed by Messrs. Baron, Harris, Lies, Mayer and Mses. Usifer and Moore on March 29, 2019.

March 29, 2019

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

INDEX TO EXHIBITS

2.	Exhibits

(1)	Opinion and Consent of Counsel to the Company*
(n)(1)	Consent and Report of Independent Registered Public Accounting Firm.*
(n)(2)	Consent of Independent Auditors of Gordon Brothers Finance Company.*
(n)(3)	Power of Attorney.*
99.1	Form of Preliminary Prospectus Supplement For Common Stock Offerings*
99.2	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings*
99.3	Form of Preliminary Prospectus Supplement For Warrant Offerings*
99.4	Form of Preliminary Prospectus Supplement For Subscription Rights Offerings*
99.5	Form of Preliminary Prospectus Supplement For Debt Offerings*
99.6	Form of Preliminary Prospectus Supplement For Unit Offerings*

*	Filed herewith.